FREE WRITING PROSPECTUS
FILED PURSUANT TO RULE 433
REGISTRATION FILE NO.: 333-206705-11

CD 2017-CD6

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-206705) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange Commission website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by emailing: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.
This free writing prospectus does not contain all information that is required to be included in the prospectus.

STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION

This material is for your information, and none of Deutsche Bank Securities Inc., Citigroup Global Markets Inc., Academy Securities, Inc. or any other underwriter (collectively, the “Underwriters”) are soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

Neither this document nor anything contained herein shall form the basis for any contract or commitment whatsoever. The information contained herein is preliminary as of the date hereof. These materials are subject to change, completion or amendment from time to time. The information contained herein will be superseded by similar information delivered to you as part of the preliminary prospectus relating to the CD 2017-CD6 Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2017-CD6 (the “Offering Document”). The information contained herein supersedes any such information previously delivered and should be reviewed only in conjunction with the entire Offering Document. All of the information contained herein is subject to the same limitations and qualifications contained in the Offering Document. The information contained herein does not contain all relevant information relating to the underlying mortgage loans or mortgaged properties. Such information is described elsewhere in the Offering Document. The information contained herein will be more fully described elsewhere in the Offering Document. The information contained herein should not be viewed as projections, forecasts, predictions or opinions with respect to value. Prior to making any investment decision, prospective investors are strongly urged to read the Offering Document its entirety. Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this free writing prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The attached information contains certain tables and other statistical analyses (the “Computational Materials”) which have been prepared in reliance upon information furnished by the Mortgage Loan Sellers. Numerous assumptions were used in preparing the Computational Materials, which may or may not be reflected herein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. The Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities. Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment and/or loss assumptions, and changes in such prepayment and/or loss assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments or losses on the underlying assets will occur at rates higher or lower than the rates shown in the attached Computational Materials. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the final underlying assets and the preliminary underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. None of Underwriters or any of their respective affiliates makes any representation or warranty as to the actual rate or timing of payments or losses on any of the underlying assets or the payments or yield on the securities.

This document contains forward-looking statements. Those statements are subject to certain risks and uncertainties that could cause the success of collections and the actual cash flow generated to differ materially from the information set forth herein. While such information reflects projections prepared in good faith based upon methods and data that are believed to be reasonable and accurate as of the dates thereof, the depositor undertakes no obligation to revise these forward-looking statements to reflect subsequent events or circumstances. Individuals should not place undue reliance on forward-looking statements and are advised to make their own independent analysis and determination with respect to the forecasted periods, which reflect the issuer’s view only as of the date hereof.

IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this free writing prospectus is attached relating to (1) these materials not constituting an offer (or a solicitation of an offer), (2) no representation being made that these materials are accurate or complete and may not be updated or (3) these materials possibly being confidential, are not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another system.

CD 2017-CD6

ANNEX A-1 - CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AND MORTGAGED PROPERTIES

			% of		Mortgage		Cut-off		General	Detailed			Interest
			Initial Pool	# of	Loan	Original	Date	Maturity	Property	Property	Interest	Administrative	Accrual
Property Flag	ID	Property Name	Balance	Properties	Seller (1)	Balance($)(2)(3)	Balance($)(2)(3)	or ARD Balance($)	Type (6)	Type	Rate (5)	Fee Rate (7)	Basis
Loan	1.00	Headquarters Plaza (36)	7.1%	1	CREFI	75,000,000	75,000,000	75,000,000	Mixed Use	Office/Hospitality/Retail	4.35500%	0.01600%	Actual/360
Loan	2.00	U-Haul SAC Portfolios 14, 15, 17 (36)	5.6%	22	GACC	60,000,000	59,762,173	42,680,202	Self Storage	Self Storage	3.7025%	0.01190%	Actual/360
Property	2.01	U-Haul of Medford	1.0%	1	GACC	10,918,324	10,875,046		Self Storage	Self Storage
Property	2.02	U-Haul Center of Salisbury	0.5%	1	GACC	5,202,426	5,181,805		Self Storage	Self Storage
Property	2.03	U-Haul Center North Rancho	0.5%	1	GACC	5,016,222	4,996,339		Self Storage	Self Storage
Property	2.04	U-Haul Lincoln Park	0.4%	1	GACC	4,677,670	4,659,128		Self Storage	Self Storage
Property	2.05	U-Haul of Inwood	0.4%	1	GACC	4,119,058	4,102,731		Self Storage	Self Storage
Property	2.06	U-Haul Center Albany	0.3%	1	GACC	3,408,097	3,394,588		Self Storage	Self Storage
Property	2.07	U-Haul Storage Black Rock	0.3%	1	GACC	2,807,166	2,796,039		Self Storage	Self Storage
Property	2.08	U-Haul Center of Rockville	0.2%	1	GACC	2,448,864	2,439,158		Self Storage	Self Storage
Property	2.09	U-Haul Storage Ivar Avenue	0.2%	1	GACC	2,321,907	2,312,704		Self Storage	Self Storage
Property	2.10	U-Haul Center of Round Rock	0.2%	1	GACC	2,161,095	2,152,529		Self Storage	Self Storage
Property	2.11	U-Haul Storage Glendora	0.2%	1	GACC	2,127,239	2,118,807		Self Storage	Self Storage
Property	2.12	U-Haul Center Texas Avenue	0.2%	1	GACC	2,113,133	2,104,757		Self Storage	Self Storage
Property	2.13	U-Haul Storage Tarrant Road	0.2%	1	GACC	1,797,151	1,790,027		Self Storage	Self Storage
Property	2.14	U-Haul Storage Hulen	0.2%	1	GACC	1,653,266	1,646,712		Self Storage	Self Storage
Property	2.15	U-Haul Center Beaumont	0.1%	1	GACC	1,506,559	1,500,588		Self Storage	Self Storage
Property	2.16	U-Haul Storage Waxahachie	0.1%	1	GACC	1,489,632	1,483,727		Self Storage	Self Storage
Property	2.17	U-Haul Center of Olathe	0.1%	1	GACC	1,421,921	1,416,285		Self Storage	Self Storage
Property	2.18	U-Haul Kings Highway	0.1%	1	GACC	1,069,262	1,065,024		Self Storage	Self Storage
Property	2.19	U-Haul Storage I-30	0.1%	1	GACC	1,029,764	1,025,683		Self Storage	Self Storage
Property	2.20	U-Haul Storage Laurelwood	0.1%	1	GACC	1,026,943	1,022,873		Self Storage	Self Storage
Property	2.21	U-Haul Center Downtown	0.1%	1	GACC	854,846	851,457		Self Storage	Self Storage
Property	2.22	U-Haul Storage Business Avenue	0.1%	1	GACC	829,454	826,166		Self Storage	Self Storage
Loan	3.00	Burbank Office Portfolio (36)	4.7%	4	GACC	50,000,000	50,000,000	50,000,000	Office	CBD	3.5410%	0.01065%	Actual/360
Property	3.01	Media Studios	1.8%	1	GACC	19,068,182	19,068,182		Office	CBD
Property	3.02	The Pointe	1.5%	1	GACC	16,106,061	16,106,061		Office	CBD
Property	3.03	3800 Alameda	0.9%	1	GACC	9,045,455	9,045,455		Office	CBD
Property	3.04	Central Park	0.5%	1	GACC	5,780,303	5,780,303		Office	CBD
Loan	4.00	Homewood Suites Savannah	3.9%	1	GACC	42,000,000	41,843,330	33,931,222	Hospitality	Extended Stay	4.4800%	0.01460%	Actual/360
Loan	5.00	Troy Officentre Portfolio	3.9%	2	CREFI	41,250,000	41,250,000	38,543,241	Office	Suburban	4.5600%	0.04210%	Actual/360
Property	5.01	East Big Beaver Road Office	2.4%	1	CREFI	25,700,000	25,700,000		Office	Suburban
Property	5.02	Livernois Road Office	1.5%	1	CREFI	15,550,000	15,550,000		Office	Suburban
Loan	6.00	Lightstone Portfolio (36)	3.8%	7	GACC	40,000,000	40,000,000	35,178,349	Hospitality	Various	4.7100%	0.01710%	Actual/360
Property	6.01	Hampton Inn & Suites Ft. Myers Beach	0.6%	1	GACC	6,445,538	6,445,538		Hospitality	Limited Service
Property	6.02	aloft Rogers Bentonville	0.6%	1	GACC	6,445,538	6,445,538		Hospitality	Select Service
Property	6.03	Residence Inn Baton Rouge Siegen Lane	0.6%	1	GACC	6,256,000	6,256,000		Hospitality	Extended Stay
Property	6.04	Courtyard Baton Rouge Siegen Lane	0.6%	1	GACC	6,066,462	6,066,462		Hospitality	Select Service
Property	6.05	TownePlace Suites New Orleans Metairie	0.5%	1	GACC	5,497,846	5,497,846		Hospitality	Extended Stay
Property	6.06	Fairfield Inn & Suites Jonesboro	0.5%	1	GACC	4,928,615	4,928,615		Hospitality	Limited Service
Property	6.07	TownePlace Suites Fayetteville North Springdale	0.4%	1	GACC	4,360,000	4,360,000		Hospitality	Extended Stay
Loan	7.00	Costco JFK	3.3%	1	GACC	35,000,000	35,000,000	35,000,000	Mixed Use	Retail/Medical Office	3.5390%	0.01460%	Actual/360
Loan	8.00	Capitol Center	3.0%	1	GACC	32,250,000	32,250,000	27,621,293	Office	CBD	4.1200%	0.01460%	Actual/360
Loan	9.00	Hotel Mela Times Square	3.0%	1	CREFI	31,800,000	31,800,000	31,800,000	Hospitality	Full Service	4.1900%	0.01460%	Actual/360
Loan	10.00	Tustin Centre I & II	3.0%	1	GACC	31,500,000	31,500,000	31,500,000	Office	Suburban	3.6160%	0.01460%	Actual/360
Loan	11.00	One Imeson (38)	2.6%	1	AREF	28,000,000	27,966,261	22,597,847	Industrial	Warehouse/Distribution	4.4510%	0.01460%	Actual/360
Loan	12.00	Salt Lake City Hotel Portfolio	2.6%	3	CREFI	27,860,000	27,860,000	22,481,042	Hospitality	Various	4.4480%	0.01460%	Actual/360
Property	12.01	TownePlace Suites West Valley City	1.0%	1	CREFI	10,400,000	10,400,000		Hospitality	Extended Stay
Property	12.02	Staybridge Suites Midvale	0.9%	1	CREFI	9,060,000	9,060,000		Hospitality	Extended Stay
Property	12.03	Fairfield Inn & Suites Midvale	0.8%	1	CREFI	8,400,000	8,400,000		Hospitality	Limited Service
Loan	13.00	IRG Portfolio (36)	2.6%	5	GACC	27,500,000	27,401,208	22,353,768	Industrial	Various	4.6600%	0.01040%	Actual/360
Property	13.01	HBP Euclid	0.9%	1	GACC	9,284,524	9,251,170		Industrial	Flex
Property	13.02	LMA Massillon & Building E	0.6%	1	GACC	6,861,905	6,837,254		Industrial	Flex
Property	13.03	LMA Building D	0.5%	1	GACC	5,840,476	5,819,495		Industrial	Flex
Property	13.04	NRR Commerce	0.3%	1	GACC	3,038,095	3,027,181		Industrial	Warehouse/Distribution
Property	13.05	Rockside Commerce	0.2%	1	GACC	2,475,000	2,466,109		Industrial	Flex
Loan	14.00	Station Place III (36)(38)	2.4%	1	CREFI	26,000,000	26,000,000	26,000,000	Office	CBD	3.6000%	0.01190%	Actual/360
Loan	15.00	Moffett Place Building 4 (36)(37)	2.4%	1	GACC	25,250,000	25,250,000	22,948,144	Office	Suburban	3.6365%	0.01190%	Actual/360

CD 2017-CD6

ANNEX A-1 - CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AND MORTGAGED PROPERTIES

			% of		Mortgage		Cut-off		General	Detailed			Interest
			Initial Pool	# of	Loan	Original	Date	Maturity	Property	Property	Interest	Administrative	Accrual
Property Flag	ID	Property Name	Balance	Properties	Seller (1)	Balance($)(2)(3)	Balance($)(2)(3)	or ARD Balance($)	Type (6)	Type	Rate (5)	Fee Rate (7)	Basis
Loan	16.00	Corporate Woods Portfolio (36)	2.3%	16	CREFI	25,000,000	24,936,520	20,174,935	Various	Various	4.4500%	0.01190%	Actual/360
Property	16.01	Corporate Woods - Building 82	0.4%	1	CREFI	3,891,709	3,881,827		Office	Suburban
Property	16.02	Corporate Woods - Building 40	0.3%	1	CREFI	3,663,283	3,653,981		Office	Suburban
Property	16.03	Corporate Woods - Building 84	0.3%	1	CREFI	3,570,220	3,561,155		Office	Suburban
Property	16.04	Corporate Woods - Building 32	0.3%	1	CREFI	2,690,355	2,683,524		Office	Suburban
Property	16.05	Corporate Woods - Building 34	0.1%	1	CREFI	1,302,877	1,299,568		Office	Suburban
Property	16.06	Corporate Woods - Building 14	0.1%	1	CREFI	1,218,274	1,215,181		Office	Suburban
Property	16.07	Corporate Woods - Building 70	0.1%	1	CREFI	1,159,052	1,156,109		Office	Suburban
Property	16.08	Corporate Woods - Building 9	0.1%	1	CREFI	1,082,910	1,080,161		Office	Suburban
Property	16.09	Corporate Woods - Building 6	0.1%	1	CREFI	1,074,450	1,071,722		Office	Suburban
Property	16.10	Corporate Woods - Building 12	0.1%	1	CREFI	1,057,530	1,054,844		Office	Suburban
Property	16.11	Corporate Woods - Building 27	0.1%	1	CREFI	1,032,149	1,029,528		Office	Suburban
Property	16.12	Corporate Woods - Building 51	0.1%	1	CREFI	888,325	886,069		Office	Suburban
Property	16.13	Corporate Woods - Building 55	0.1%	1	CREFI	871,404	869,192		Office	Suburban
Property	16.14	Corporate Woods - Building 65	0.1%	1	CREFI	558,376	556,958		Retail	Unanchored
Property	16.15	Corporate Woods - Building 3	0.1%	1	CREFI	558,376	556,958		Office	Suburban
Property	16.16	Corporate Woods - Building 75	0.0%	1	CREFI	380,711	379,744		Office	Suburban
Loan	17.00	FedEx Ground - Durham	2.1%	1	AREF	22,500,000	22,500,000	22,500,000	Industrial	Warehouse/Distribution	4.0700%	0.04460%	Actual/360
Loan	18.00	Integrated Health Campus (36)	2.1%	1	GACC	22,000,000	22,000,000	19,183,283	Office	Medical	4.3400%	0.02190%	Actual/360
Loan	19.00	337 Lafayette Street	2.0%	1	CREFI	21,500,000	21,500,000	21,500,000	Retail	Single Tenant Retail	4.5590%	0.01460%	Actual/360
Loan	20.00	Hampton Inn Majestic Chicago	2.0%	1	CREFI	21,500,000	21,462,016	17,649,000	Hospitality	Limited Service	4.2200%	0.01460%	Actual/360
Loan	21.00	Promenade at West End Phase II	2.0%	1	AREF	21,350,000	21,350,000	18,344,415	Retail	Unanchored	4.7260%	0.01460%	Actual/360
Loan	22.00	3600 Massie	1.9%	1	GACC	20,120,000	20,120,000	17,082,403	Industrial	Warehouse/Distribution	4.2800%	0.04460%	Actual/360
Loan	23.00	Colorado Center (36)	1.9%	1	GACC	20,000,000	20,000,000	20,000,000	Office	CBD	3.5625%	0.01065%	Actual/360
Loan	24.00	Sierra Center	1.8%	1	AREF	19,000,000	18,955,430	15,536,679	Retail	Anchored	4.8400%	0.01460%	Actual/360
Loan	25.00	2121 Wilshire Boulevard	1.6%	1	CREFI	17,250,000	17,250,000	17,250,000	Office	Medical	4.5100%	0.01460%	Actual/360
Loan	26.00	Harrison Luxury Apartments	1.5%	1	AREF	16,000,000	16,000,000	14,040,485	Multifamily	Garden	4.6150%	0.01460%	Actual/360
Loan	27.00	Gurnee Mills (36)	1.4%	1	GACC	15,000,000	14,722,913	11,910,085	Retail	Super Regional Mall	3.9900%	0.01190%	Actual/360
Loan	28.00	Miramar Parkway Plaza	1.3%	1	AREF	14,100,000	14,079,746	10,893,234	Retail	Anchored	4.4150%	0.01460%	Actual/360
Loan	29.00	Port Gardner Building	1.2%	1	CREFI	13,000,000	13,000,000	11,890,413	Office	Suburban	4.4700%	0.02210%	Actual/360
Loan	30.00	Hampton Inn & Suites Las Vegas	1.2%	1	AREF	12,750,000	12,686,254	9,438,795	Hospitality	Limited Service	4.7320%	0.01460%	Actual/360
Loan	31.00	Palma Sola Square & DeSoto Plaza (38)	1.2%	2	GACC	12,450,000	12,395,004	10,235,987	Retail	Various	5.0000%	0.01460%	Actual/360
Property	31.01	Palma Sola Square	1.1%	1	GACC	11,700,000	11,648,317		Retail	Anchored
Property	31.02	DeSoto Plaza	0.1%	1	GACC	750,000	746,687		Retail	Unanchored
Loan	32.00	Cleveland East (36)	1.1%	2	AREF	12,000,000	12,000,000	11,302,396	Office	Suburban	5.2170%	0.01190%	Actual/360
Property	32.01	Landerbrook Corporate Center	0.8%	1	AREF	8,400,000	8,400,000		Office	Suburban
Property	32.02	Metropolitan Plaza	0.3%	1	AREF	3,600,000	3,600,000		Office	Suburban
Loan	33.00	Independence Park	1.1%	1	AREF	11,620,000	11,620,000	11,620,000	Retail	Anchored	4.5450%	0.01460%	Actual/360
Loan	34.00	The Fountains	1.1%	1	AREF	11,475,000	11,475,000	10,084,974	Retail	Unanchored	4.6820%	0.01460%	Actual/360
Loan	35.00	Arizona Retail Portfolio	1.0%	4	AREF	11,102,258	11,021,101	9,333,320	Retail	Various	5.0300%	0.01460%	Actual/360
Property	35.01	9460 E. Golf Links Road	0.3%	1	AREF	3,394,611	3,369,796		Retail	Single Tenant Retail
Property	35.02	725 West Baseline Road	0.3%	1	AREF	3,071,705	3,049,251		Retail	Single Tenant Retail
Property	35.03	1675 West Valencia Road	0.2%	1	AREF	2,530,295	2,511,799		Retail	Anchored
Property	35.04	1988 North Alma School Road	0.2%	1	AREF	2,105,647	2,090,255		Retail	Single Tenant Retail
Loan	36.00	Mocksville Commons & Peru Marketplace	1.0%	2	AREF	10,650,000	10,650,000	9,279,161	Retail	Anchored	4.3050%	0.01460%	Actual/360
Property	36.01	Peru Marketplace	0.6%	1	AREF	5,857,500	5,857,500		Retail	Anchored
Property	36.02	Mocksville Commons	0.5%	1	AREF	4,792,500	4,792,500		Retail	Anchored
Loan	37.00	Covance Business Center (36)	0.9%	1	GACC	10,000,000	9,985,735	7,735,520	Mixed Use	Office/Industrial	4.4500%	0.01190%	Actual/360
Loan	38.00	19500 South Dixie Highway	0.9%	1	CREFI	10,000,000	9,960,003	7,983,197	Office	Suburban	4.1400%	0.02210%	Actual/360
Loan	39.00	Bennetts Creek Crossing	0.9%	1	CREFI	9,500,000	9,500,000	7,916,611	Retail	Shadow Anchored	4.5600%	0.05210%	Actual/360
Loan	40.00	4400 Broadway	0.9%	1	GACC	9,500,000	9,500,000	8,014,624	Office	Suburban	4.5200%	0.01460%	Actual/360
Loan	41.00	Hampton Inn Hilton Head	0.9%	1	GACC	9,500,000	9,469,946	8,793,976	Hospitality	Limited Service	5.2500%	0.01460%	Actual/360
Loan	42.00	Pacific Woods Apartments	0.8%	1	CREFI	8,600,000	8,600,000	8,600,000	Multifamily	Garden	3.4500%	0.01460%	Actual/360
Loan	43.00	Collierville Portfolio	0.8%	9	AREF	8,595,000	8,464,860	6,554,271	Various	Various	5.5600%	0.01460%	Actual/360
Property	43.01	Ripley Oaks	0.2%	1	AREF	1,695,000	1,669,335		Retail	Unanchored
Property	43.02	435 Washington	0.2%	1	AREF	1,680,000	1,654,563		Industrial	Warehouse/Distribution

CD 2017-CD6

ANNEX A-1 - CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AND MORTGAGED PROPERTIES

			% of		Mortgage		Cut-off		General	Detailed			Interest
			Initial Pool	# of	Loan	Original	Date	Maturity	Property	Property	Interest	Administrative	Accrual
Property Flag	ID	Property Name	Balance	Properties	Seller (1)	Balance($)(2)(3)	Balance($)(2)(3)	or ARD Balance($)	Type (6)	Type	Rate (5)	Fee Rate (7)	Basis
Property	43.03	Magnolias on Main	0.1%	1	AREF	1,200,000	1,181,830		Office	Suburban
Property	43.04	Pecan Ridge	0.1%	1	AREF	1,080,000	1,063,647		Industrial	Flex
Property	43.05	Wilfong	0.1%	1	AREF	930,000	915,919		Industrial	Flex
Property	43.06	37 NorthStar	0.1%	1	AREF	885,000	871,600		Industrial	Flex
Property	43.07	Collierville Commerce Center	0.0%	1	AREF	480,000	472,732		Retail	Unanchored
Property	43.08	Collierville Plaza	0.0%	1	AREF	360,000	354,549		Retail	Unanchored
Property	43.09	Magnolia Crossing	0.0%	1	AREF	285,000	280,685		Industrial	Flex
Loan	44.00	Intech Ten	0.8%	1	GACC	8,282,000	8,282,000	7,185,686	Office	Suburban	4.1300%	0.01460%	Actual/360
Loan	45.00	Holiday Inn & Suites Albuquerque Airport	0.7%	1	GACC	7,200,000	7,166,671	6,726,240	Hospitality	Full Service	5.9000%	0.01460%	Actual/360
Loan	46.00	Brookriver	0.7%	1	GACC	7,000,000	6,991,638	5,657,061	Office	Suburban	4.4900%	0.01460%	Actual/360
Loan	47.00	Heather Ridge Apartments	0.6%	1	AREF	6,600,000	6,593,453	5,476,283	Multifamily	Garden	5.2880%	0.01460%	Actual/360
Loan	48.00	Lakeridge Commons	0.5%	1	AREF	5,550,000	5,550,000	4,854,109	Retail	Unanchored	4.4700%	0.01460%	Actual/360
Loan	49.00	Amsdell - Amelia Island 2.0	0.5%	1	CREFI	5,100,000	5,100,000	5,100,000	Self Storage	Self Storage	4.2800%	0.04460%	Actual/360
Loan	50.00	CityLine EZ Storage	0.5%	1	CREFI	5,050,000	5,050,000	4,418,799	Self Storage	Self Storage	4.4900%	0.01460%	Actual/360
Loan	51.00	Hunters Ridge Apartments	0.4%	1	GACC	4,500,000	4,479,459	3,681,519	Multifamily	Garden	4.8500%	0.01460%	Actual/360
Loan	52.00	Airport Circle Shopping Center	0.4%	1	CREFI	4,300,000	4,300,000	3,439,844	Retail	Anchored	4.2000%	0.01460%	Actual/360
Loan	53.00	Walgreens Geary	0.4%	1	GACC	4,000,000	4,000,000	4,000,000	Retail	Single Tenant Retail	4.8690%	0.01460%	Actual/360
Loan	54.00	Eagle and Atlantis Self Storage Portfolio	0.4%	2	CREFI	4,000,000	4,000,000	3,518,433	Self Storage	Self Storage	4.7200%	0.01460%	Actual/360
Property	54.01	Atlantis Self Storage	0.2%	1	CREFI	2,450,000	2,450,000		Self Storage	Self Storage
Property	54.02	Eagle Self Storage	0.1%	1	CREFI	1,550,000	1,550,000		Self Storage	Self Storage
Loan	55.00	East Towne Plaza	0.4%	1	AREF	3,975,000	3,975,000	3,521,852	Retail	Anchored	5.0400%	0.01460%	Actual/360
Loan	56.00	6600 Walmore	0.3%	1	GACC	3,250,000	3,250,000	2,028,577	Industrial	Warehouse/Distribution	4.7700%	0.01460%	Actual/360
Loan	57.00	Redeker Place	0.3%	1	CREFI	3,000,000	3,000,000	3,000,000	Industrial	Flex	4.0000%	0.01460%	Actual/360
Loan	58.00	West Burlington Plaza	0.2%	1	AREF	2,100,000	2,100,000	1,868,306	Retail	Shadow Anchored	5.2300%	0.01460%	Actual/360

CD 2017-CD6

ANNEX A-1 - CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AND MORTGAGED PROPERTIES

			% of	Original	Remaining	Original	Remaining		First				Monthly	Annual
			Initial Pool	Term to	Term to	Amortization	Amortization	Origination	Payment	Maturity	ARD Loan	Final	Debt	Debt
Property Flag	ID	Property Name	Balance	Maturity or ARD	Maturity or ARD	Term	Term	Date	Date	or ARD Date	(Yes/No)(5)	Maturity Date	Service($)(8)	Service($)(8)
Loan	1.00	Headquarters Plaza (36)	7.1%	120	120	0	0	10/20/2017	12/06/2017	11/06/2027	No	11/06/2027	275,968	3,311,615
Loan	2.00	U-Haul SAC Portfolios 14, 15, 17 (36)	5.6%	120	118	300	298	08/09/2017	10/06/2017	09/06/2027	Yes	09/06/2037	306,930	3,683,156
Property	2.01	U-Haul of Medford	1.0%
Property	2.02	U-Haul Center of Salisbury	0.5%
Property	2.03	U-Haul Center North Rancho	0.5%
Property	2.04	U-Haul Lincoln Park	0.4%
Property	2.05	U-Haul of Inwood	0.4%
Property	2.06	U-Haul Center Albany	0.3%
Property	2.07	U-Haul Storage Black Rock	0.3%
Property	2.08	U-Haul Center of Rockville	0.2%
Property	2.09	U-Haul Storage Ivar Avenue	0.2%
Property	2.10	U-Haul Center of Round Rock	0.2%
Property	2.11	U-Haul Storage Glendora	0.2%
Property	2.12	U-Haul Center Texas Avenue	0.2%
Property	2.13	U-Haul Storage Tarrant Road	0.2%
Property	2.14	U-Haul Storage Hulen	0.2%
Property	2.15	U-Haul Center Beaumont	0.1%
Property	2.16	U-Haul Storage Waxahachie	0.1%
Property	2.17	U-Haul Center of Olathe	0.1%
Property	2.18	U-Haul Kings Highway	0.1%
Property	2.19	U-Haul Storage I-30	0.1%
Property	2.20	U-Haul Storage Laurelwood	0.1%
Property	2.21	U-Haul Center Downtown	0.1%
Property	2.22	U-Haul Storage Business Avenue	0.1%
Loan	3.00	Burbank Office Portfolio (36)	4.7%	84	83	0	0	09/19/2017	11/06/2017	10/06/2024	No	10/06/2024	149,591	1,795,090
Property	3.01	Media Studios	1.8%
Property	3.02	The Pointe	1.5%
Property	3.03	3800 Alameda	0.9%
Property	3.04	Central Park	0.5%
Loan	4.00	Homewood Suites Savannah	3.9%	120	117	360	357	07/12/2017	09/06/2017	08/06/2027	No	08/06/2027	212,309	2,547,708
Loan	5.00	Troy Officentre Portfolio	3.9%	60	59	360	360	09/14/2017	11/06/2017	10/06/2022	No	10/06/2022	210,481	2,525,770
Property	5.01	East Big Beaver Road Office	2.4%
Property	5.02	Livernois Road Office	1.5%
Loan	6.00	Lightstone Portfolio (36)	3.8%	120	117	360	360	07/14/2017	09/06/2017	08/06/2027	No	08/06/2027	207,696	2,492,347
Property	6.01	Hampton Inn & Suites Ft. Myers Beach	0.6%
Property	6.02	aloft Rogers Bentonville	0.6%
Property	6.03	Residence Inn Baton Rouge Siegen Lane	0.6%
Property	6.04	Courtyard Baton Rouge Siegen Lane	0.6%
Property	6.05	TownePlace Suites New Orleans Metairie	0.5%
Property	6.06	Fairfield Inn & Suites Jonesboro	0.5%
Property	6.07	TownePlace Suites Fayetteville North Springdale	0.4%
Loan	7.00	Costco JFK	3.3%	120	120	0	0	10/24/2017	12/06/2017	11/06/2027	No	11/06/2027	104,654	1,255,854
Loan	8.00	Capitol Center	3.0%	120	119	360	360	09/28/2017	11/06/2017	10/06/2027	No	10/06/2027	156,206	1,874,470
Loan	9.00	Hotel Mela Times Square	3.0%	60	60	0	0	10/30/2017	12/06/2017	11/06/2022	No	11/06/2022	112,577	1,350,926
Loan	10.00	Tustin Centre I & II	3.0%	120	117	0	0	07/20/2017	09/01/2017	08/01/2027	No	08/01/2027	96,238	1,154,860
Loan	11.00	One Imeson (38)	2.6%	120	119	360	359	09/18/2017	11/06/2017	10/06/2027	No	10/06/2027	141,058	1,692,694
Loan	12.00	Salt Lake City Hotel Portfolio	2.6%	120	120	360	360	10/20/2017	12/06/2017	11/06/2027	No	11/06/2027	140,303	1,683,636
Property	12.01	TownePlace Suites West Valley City	1.0%
Property	12.02	Staybridge Suites Midvale	0.9%
Property	12.03	Fairfield Inn & Suites Midvale	0.8%
Loan	13.00	IRG Portfolio (36)	2.6%	120	117	360	357	07/21/2017	09/06/2017	08/06/2027	No	08/06/2027	141,965	1,703,580
Property	13.01	HBP Euclid	0.9%
Property	13.02	LMA Massillon & Building E	0.6%
Property	13.03	LMA Building D	0.5%
Property	13.04	NRR Commerce	0.3%
Property	13.05	Rockside Commerce	0.2%
Loan	14.00	Station Place III (36)(38)	2.4%	120	120	0	0	10/03/2017	12/01/2017	11/01/2027	No	11/01/2027	79,083	949,000
Loan	15.00	Moffett Place Building 4 (36)(37)	2.4%	120	117	360	360	08/03/2017	09/06/2017	08/06/2027	No	08/06/2027	112,300	1,347,594

CD 2017-CD6

ANNEX A-1 - CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AND MORTGAGED PROPERTIES

			% of	Original	Remaining	Original	Remaining		First				Monthly	Annual
			Initial Pool	Term to	Term to	Amortization	Amortization	Origination	Payment	Maturity	ARD Loan	Final	Debt	Debt
Property Flag	ID	Property Name	Balance	Maturity or ARD	Maturity or ARD	Term	Term	Date	Date	or ARD Date	(Yes/No)(5)	Maturity Date	Service($)(8)	Service($)(8)
Loan	16.00	Corporate Woods Portfolio (36)	2.3%	120	118	360	358	08/09/2017	10/06/2017	09/06/2027	No	09/06/2027	125,930	1,511,156
Property	16.01	Corporate Woods - Building 82	0.4%
Property	16.02	Corporate Woods - Building 40	0.3%
Property	16.03	Corporate Woods - Building 84	0.3%
Property	16.04	Corporate Woods - Building 32	0.3%
Property	16.05	Corporate Woods - Building 34	0.1%
Property	16.06	Corporate Woods - Building 14	0.1%
Property	16.07	Corporate Woods - Building 70	0.1%
Property	16.08	Corporate Woods - Building 9	0.1%
Property	16.09	Corporate Woods - Building 6	0.1%
Property	16.10	Corporate Woods - Building 12	0.1%
Property	16.11	Corporate Woods - Building 27	0.1%
Property	16.12	Corporate Woods - Building 51	0.1%
Property	16.13	Corporate Woods - Building 55	0.1%
Property	16.14	Corporate Woods - Building 65	0.1%
Property	16.15	Corporate Woods - Building 3	0.1%
Property	16.16	Corporate Woods - Building 75	0.0%
Loan	17.00	FedEx Ground - Durham	2.1%	120	117	0	0	07/31/2017	09/06/2017	08/06/2027	Yes	03/06/2032	77,372	928,469
Loan	18.00	Integrated Health Campus (36)	2.1%	120	118	360	360	08/11/2017	10/01/2017	09/01/2027	No	09/01/2027	109,389	1,312,669
Loan	19.00	337 Lafayette Street	2.0%	120	120	0	0	10/25/2017	12/06/2017	11/06/2027	No	11/06/2027	82,817	993,799
Loan	20.00	Hampton Inn Majestic Chicago	2.0%	84	83	300	299	09/07/2017	11/06/2017	10/06/2024	No	10/06/2024	116,113	1,393,354
Loan	21.00	Promenade at West End Phase II	2.0%	120	119	360	360	10/06/2017	11/06/2017	10/06/2027	No	10/06/2027	111,063	1,332,757
Loan	22.00	3600 Massie	1.9%	120	119	360	360	09/28/2017	11/06/2017	10/06/2027	No	10/06/2027	99,332	1,191,984
Loan	23.00	Colorado Center (36)	1.9%	120	117	0	0	07/28/2017	09/09/2017	08/09/2027	No	08/09/2027	60,200	722,396
Loan	24.00	Sierra Center	1.8%	120	118	360	358	09/05/2017	10/06/2017	09/06/2027	No	09/06/2027	100,146	1,201,756
Loan	25.00	2121 Wilshire Boulevard	1.6%	120	120	0	0	10/27/2017	12/06/2017	11/06/2027	No	11/06/2027	65,732	788,780
Loan	26.00	Harrison Luxury Apartments	1.5%	120	118	360	360	08/23/2017	10/06/2017	09/06/2027	No	09/06/2027	82,167	985,999
Loan	27.00	Gurnee Mills (36)	1.4%	120	107	360	347	09/27/2016	11/01/2016	10/01/2026	No	10/01/2026	71,526	858,310
Loan	28.00	Miramar Parkway Plaza	1.3%	120	119	330	329	10/03/2017	11/06/2017	10/06/2027	No	10/06/2027	73,859	886,309
Loan	29.00	Port Gardner Building	1.2%	120	117	360	360	07/20/2017	09/01/2017	08/01/2027	No	08/01/2027	65,638	787,651
Loan	30.00	Hampton Inn & Suites Las Vegas	1.2%	120	117	300	297	07/07/2017	09/06/2017	08/06/2027	No	08/06/2027	72,558	870,696
Loan	31.00	Palma Sola Square & DeSoto Plaza (38)	1.2%	120	116	360	356	06/26/2017	08/06/2017	07/06/2027	No	07/06/2027	66,834	802,011
Property	31.01	Palma Sola Square	1.1%
Property	31.02	DeSoto Plaza	0.1%
Loan	32.00	Cleveland East (36)	1.1%	60	56	360	360	06/27/2017	08/06/2017	07/06/2022	No	07/06/2022	66,019	792,233
Property	32.01	Landerbrook Corporate Center	0.8%
Property	32.02	Metropolitan Plaza	0.3%
Loan	33.00	Independence Park	1.1%	120	117	0	0	08/02/2017	09/06/2017	08/06/2027	No	08/06/2027	44,622	535,464
Loan	34.00	The Fountains	1.1%	120	118	360	360	08/08/2017	10/06/2017	09/06/2027	No	09/06/2027	59,390	712,675
Loan	35.00	Arizona Retail Portfolio	1.0%	120	98	360	338	12/23/2015	02/05/2016	01/05/2026	No	01/05/2026	60,953	731,438
Property	35.01	9460 E. Golf Links Road	0.3%
Property	35.02	725 West Baseline Road	0.3%
Property	35.03	1675 West Valencia Road	0.2%
Property	35.04	1988 North Alma School Road	0.2%
Loan	36.00	Mocksville Commons & Peru Marketplace	1.0%	120	117	360	360	07/17/2017	09/06/2017	08/06/2027	No	08/06/2027	52,735	632,821
Property	36.01	Peru Marketplace	0.6%
Property	36.02	Mocksville Commons	0.5%
Loan	37.00	Covance Business Center (36)	0.9%	120	119	330	329	09/08/2017	11/06/2017	10/06/2027	No	10/06/2027	52,585	631,019
Loan	38.00	19500 South Dixie Highway	0.9%	120	117	360	357	07/25/2017	09/01/2017	08/01/2027	No	08/01/2027	48,552	582,626
Loan	39.00	Bennetts Creek Crossing	0.9%	120	115	360	360	05/08/2017	07/01/2017	06/01/2027	No	06/01/2027	48,474	581,693
Loan	40.00	4400 Broadway	0.9%	120	119	360	360	09/27/2017	11/06/2017	10/06/2027	No	10/06/2027	48,248	578,977
Loan	41.00	Hampton Inn Hilton Head	0.9%	60	57	360	357	08/04/2017	09/06/2017	08/06/2022	No	08/06/2022	52,459	629,512
Loan	42.00	Pacific Woods Apartments	0.8%	120	119	0	0	09/29/2017	11/06/2017	10/06/2027	No	10/06/2027	25,068	300,821
Loan	43.00	Collierville Portfolio	0.8%	120	110	300	290	12/13/2016	02/05/2017	01/05/2027	No	01/05/2027	53,089	637,071
Property	43.01	Ripley Oaks	0.2%
Property	43.02	435 Washington	0.2%

CD 2017-CD6

ANNEX A-1 - CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AND MORTGAGED PROPERTIES

			% of	Original	Remaining	Original	Remaining		First				Monthly	Annual
			Initial Pool	Term to	Term to	Amortization	Amortization	Origination	Payment	Maturity	ARD Loan	Final	Debt	Debt
Property Flag	ID	Property Name	Balance	Maturity or ARD	Maturity or ARD	Term	Term	Date	Date	or ARD Date	(Yes/No)(5)	Maturity Date	Service($)(8)	Service($)(8)
Property	43.03	Magnolias on Main	0.1%
Property	43.04	Pecan Ridge	0.1%
Property	43.05	Wilfong	0.1%
Property	43.06	37 NorthStar	0.1%
Property	43.07	Collierville Commerce Center	0.0%
Property	43.08	Collierville Plaza	0.0%
Property	43.09	Magnolia Crossing	0.0%
Loan	44.00	Intech Ten	0.8%	120	118	360	360	08/15/2017	10/06/2017	09/06/2027	No	09/06/2027	40,163	481,953
Loan	45.00	Holiday Inn & Suites Albuquerque Airport	0.7%	60	55	360	355	06/02/2017	07/06/2017	06/06/2022	No	06/06/2022	42,706	512,470
Loan	46.00	Brookriver	0.7%	120	119	360	359	09/25/2017	11/06/2017	10/06/2027	No	10/06/2027	35,426	425,117
Loan	47.00	Heather Ridge Apartments	0.6%	120	119	360	359	09/29/2017	11/06/2017	10/06/2027	No	10/06/2027	36,601	439,211
Loan	48.00	Lakeridge Commons	0.5%	120	118	360	360	08/30/2017	10/06/2017	09/06/2027	No	09/06/2027	28,022	336,266
Loan	49.00	Amsdell - Amelia Island 2.0	0.5%	120	120	0	0	10/12/2017	12/06/2017	11/06/2027	No	11/06/2027	18,443	221,312
Loan	50.00	CityLine EZ Storage	0.5%	120	120	360	360	10/17/2017	12/06/2017	11/06/2027	No	11/06/2027	25,558	306,691
Loan	51.00	Hunters Ridge Apartments	0.4%	120	116	360	356	06/08/2017	08/06/2017	07/06/2027	No	07/06/2027	23,746	284,954
Loan	52.00	Airport Circle Shopping Center	0.4%	120	120	360	360	10/25/2017	12/06/2017	11/06/2027	No	11/06/2027	21,028	252,333
Loan	53.00	Walgreens Geary	0.4%	120	116	0	0	06/29/2017	08/06/2017	07/06/2027	No	07/06/2027	16,455	197,465
Loan	54.00	Eagle and Atlantis Self Storage Portfolio	0.4%	120	120	360	360	10/10/2017	12/06/2017	11/06/2027	No	11/06/2027	20,794	249,523
Property	54.01	Atlantis Self Storage	0.2%
Property	54.02	Eagle Self Storage	0.1%
Loan	55.00	East Towne Plaza	0.4%	120	98	360	360	12/15/2015	02/05/2016	01/05/2026	No	01/05/2026	21,436	257,231
Loan	56.00	6600 Walmore	0.3%	120	120	240	240	10/10/2017	12/06/2017	11/06/2027	No	11/06/2027	21,038	252,453
Loan	57.00	Redeker Place	0.3%	120	119	0	0	09/21/2017	11/06/2017	10/06/2027	No	10/06/2027	10,139	121,667
Loan	58.00	West Burlington Plaza	0.2%	120	97	360	360	11/23/2015	01/05/2016	12/05/2025	No	12/05/2025	11,570	138,843

CD 2017-CD6

ANNEX A-1 - CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AND MORTGAGED PROPERTIES

				Pari Passu	Pari Passu
			% of	Companion Loan	Companion Loan	Remaining			Crossed								FIRREA	Cut-Off
			Initial Pool	Monthly Debt	Annual Debt	Interest Only		Cash	With	Related	Underwritten	Underwritten	Grace	Payment	Appraised	Appraisal	Compliant	Date LTV
Property Flag	ID	Property Name	Balance	Service($)	Service($)	Period	Lockbox (9)	Management (10)	Other Loans	Borrower	NOI DSCR (8)(11)(12)	NCF DSCR (8)(11)(12)	Period (15)	Date	Value ($)(16)	As-of Date	(Yes/No)	Ratio (11)(12)(16)
Loan	1.00	Headquarters Plaza (36)	7.1%	275,968	3,311,615	120	Hard	Springing	No		2.63x	2.29x	0	6	239,000,000	08/22/2017	Yes	62.8%
Loan	2.00	U-Haul SAC Portfolios 14, 15, 17 (36)	5.6%	352,969	4,235,629		Soft	Springing	No		1.66x	1.63x	0	6	212,670,000	Various	Yes	60.4%
Property	2.01	U-Haul of Medford	1.0%												38,700,000	06/22/2017	Yes
Property	2.02	U-Haul Center of Salisbury	0.5%												18,440,000	06/20/2017	Yes
Property	2.03	U-Haul Center North Rancho	0.5%												17,780,000	06/20/2017	Yes
Property	2.04	U-Haul Lincoln Park	0.4%												16,580,000	06/20/2017	Yes
Property	2.05	U-Haul of Inwood	0.4%												14,600,000	06/19/2017	Yes
Property	2.06	U-Haul Center Albany	0.3%												12,080,000	06/21/2017	Yes
Property	2.07	U-Haul Storage Black Rock	0.3%												9,950,000	06/23/2017	Yes
Property	2.08	U-Haul Center of Rockville	0.2%												8,680,000	06/19/2017	Yes
Property	2.09	U-Haul Storage Ivar Avenue	0.2%												8,230,000	06/20/2017	Yes
Property	2.10	U-Haul Center of Round Rock	0.2%												7,660,000	06/21/2017	Yes
Property	2.11	U-Haul Storage Glendora	0.2%												7,540,000	06/20/2017	Yes
Property	2.12	U-Haul Center Texas Avenue	0.2%												7,490,000	06/21/2017	Yes
Property	2.13	U-Haul Storage Tarrant Road	0.2%												6,370,000	06/21/2017	Yes
Property	2.14	U-Haul Storage Hulen	0.2%												5,860,000	06/21/2017	Yes
Property	2.15	U-Haul Center Beaumont	0.1%												5,340,000	06/22/2017	Yes
Property	2.16	U-Haul Storage Waxahachie	0.1%												5,280,000	06/21/2017	Yes
Property	2.17	U-Haul Center of Olathe	0.1%												5,040,000	06/26/2017	Yes
Property	2.18	U-Haul Kings Highway	0.1%												3,790,000	06/21/2017	Yes
Property	2.19	U-Haul Storage I-30	0.1%												3,650,000	06/26/2017	Yes
Property	2.20	U-Haul Storage Laurelwood	0.1%												3,640,000	06/20/2017	Yes
Property	2.21	U-Haul Center Downtown	0.1%												3,030,000	06/20/2017	Yes
Property	2.22	U-Haul Storage Business Avenue	0.1%												2,940,000	06/21/2017	Yes
Loan	3.00	Burbank Office Portfolio (36)	4.7%	984,308	11,811,694	83	Hard	Springing	No		5.03x	4.64x	0	6	1,038,000,000	08/24/2017	Yes	36.5%
Property	3.01	Media Studios	1.8%												410,000,000	08/24/2017	Yes
Property	3.02	The Pointe	1.5%												325,000,000	08/24/2017	Yes
Property	3.03	3800 Alameda	0.9%												183,000,000	08/24/2017	Yes
Property	3.04	Central Park	0.5%												120,000,000	08/24/2017	Yes
Loan	4.00	Homewood Suites Savannah	3.9%				Springing Hard	Springing	No		2.22x	2.02x	0	6	60,000,000	05/01/2017	Yes	69.7%
Loan	5.00	Troy Officentre Portfolio	3.9%			11	Soft Springing Hard	Springing	No		2.37x	2.04x	0	6	59,300,000	08/17/2017	Yes	69.6%
Property	5.01	East Big Beaver Road Office	2.4%												36,700,000	08/17/2017	Yes
Property	5.02	Livernois Road Office	1.5%												22,600,000	08/17/2017	Yes
Loan	6.00	Lightstone Portfolio (36)	3.8%	129,810	1,557,717	33	Hard	Springing	No		2.37x	2.13x	0	6	105,500,000	Various	Yes	61.6%
Property	6.01	Hampton Inn & Suites Ft. Myers Beach	0.6%												17,000,000	06/01/2017	Yes
Property	6.02	aloft Rogers Bentonville	0.6%												17,000,000	06/01/2018	Yes
Property	6.03	Residence Inn Baton Rouge Siegen Lane	0.6%												16,500,000	06/01/2018	Yes
Property	6.04	Courtyard Baton Rouge Siegen Lane	0.6%												16,000,000	06/01/2018	Yes
Property	6.05	TownePlace Suites New Orleans Metairie	0.5%												14,500,000	06/01/2018	Yes
Property	6.06	Fairfield Inn & Suites Jonesboro	0.5%												13,000,000	06/01/2018	Yes
Property	6.07	TownePlace Suites Fayetteville North Springdale	0.4%												11,500,000	06/01/2018	Yes
Loan	7.00	Costco JFK	3.3%			120	Hard	Springing	No		2.57x	2.56x	0	6	67,000,000	04/22/2018	Yes	52.2%
Loan	8.00	Capitol Center	3.0%			29	Springing Hard	Springing	No		1.77x	1.55x	0	6	43,220,000	08/17/2017	Yes	74.6%
Loan	9.00	Hotel Mela Times Square	3.0%			60	Hard	Springing	No		3.31x	2.79x	0	6	81,000,000	10/01/2017	Yes	39.3%
Loan	10.00	Tustin Centre I & II	3.0%			117	Hard	Springing	No		4.15x	3.55x	0	1	82,900,000	06/06/2017	Yes	38.0%
Loan	11.00	One Imeson (38)	2.6%				Hard	Springing	No		2.28x	2.08x	0	6	47,000,000	07/28/2017	Yes	59.5%
Loan	12.00	Salt Lake City Hotel Portfolio	2.6%				Springing Hard	Springing	No		2.00x	1.80x	0	6	39,500,000	09/01/2017	Yes	70.5%
Property	12.01	TownePlace Suites West Valley City	1.0%												15,000,000	09/01/2017	Yes
Property	12.02	Staybridge Suites Midvale	0.9%												12,500,000	09/01/2017	Yes
Property	12.03	Fairfield Inn & Suites Midvale	0.8%												12,000,000	09/01/2017	Yes
Loan	13.00	IRG Portfolio (36)	2.6%	232,306	2,787,676		Hard	Springing	No		1.78x	1.46x	0	6	105,000,000	06/02/2017	Yes	68.8%
Property	13.01	HBP Euclid	0.9%												35,450,000	06/02/2017	Yes
Property	13.02	LMA Massillon & Building E	0.6%												26,200,000	06/02/2017	Yes
Property	13.03	LMA Building D	0.5%												22,300,000	06/02/2017	Yes
Property	13.04	NRR Commerce	0.3%												11,600,000	06/02/2017	Yes
Property	13.05	Rockside Commerce	0.2%												9,450,000	06/02/2017	Yes
Loan	14.00	Station Place III (36)(38)	2.4%	498,833	5,986,000	120	Hard	Springing	No		3.25x	3.00x	0	1	399,000,000	08/22/2017	Yes	47.6%
Loan	15.00	Moffett Place Building 4 (36)(37)	2.4%	452,534	5,430,405	57	Hard	In Place	No		2.29x	2.29x	0	6	309,500,000	11/01/2018	Yes	41.0%

CD 2017-CD6

ANNEX A-1 - CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AND MORTGAGED PROPERTIES

				Pari Passu	Pari Passu
			% of	Companion Loan	Companion Loan	Remaining			Crossed								FIRREA	Cut-Off
			Initial Pool	Monthly Debt	Annual Debt	Interest Only		Cash	With	Related	Underwritten	Underwritten	Grace	Payment	Appraised	Appraisal	Compliant	Date LTV
Property Flag	ID	Property Name	Balance	Service($)	Service($)	Period	Lockbox (9)	Management (10)	Other Loans	Borrower	NOI DSCR (8)(11)(12)	NCF DSCR (8)(11)(12)	Period (15)	Date	Value ($)(16)	As-of Date	(Yes/No)	Ratio (11)(12)(16)
Loan	16.00	Corporate Woods Portfolio (36)	2.3%	988,548	11,862,577		Hard	Springing	No		1.69x	1.48x	0	6	299,100,000	06/15/2017	Yes	73.8%
Property	16.01	Corporate Woods - Building 82	0.4%												46,000,000	06/15/2017	Yes
Property	16.02	Corporate Woods - Building 40	0.3%												43,300,000	06/15/2017	Yes
Property	16.03	Corporate Woods - Building 84	0.3%												42,200,000	06/15/2017	Yes
Property	16.04	Corporate Woods - Building 32	0.3%												31,800,000	06/15/2017	Yes
Property	16.05	Corporate Woods - Building 34	0.1%												15,400,000	06/15/2017	Yes
Property	16.06	Corporate Woods - Building 14	0.1%												14,400,000	06/15/2017	Yes
Property	16.07	Corporate Woods - Building 70	0.1%												13,700,000	06/15/2017	Yes
Property	16.08	Corporate Woods - Building 9	0.1%												12,800,000	06/15/2017	Yes
Property	16.09	Corporate Woods - Building 6	0.1%												12,700,000	06/15/2017	Yes
Property	16.10	Corporate Woods - Building 12	0.1%												12,500,000	06/15/2017	Yes
Property	16.11	Corporate Woods - Building 27	0.1%												12,200,000	06/15/2017	Yes
Property	16.12	Corporate Woods - Building 51	0.1%												10,500,000	06/15/2017	Yes
Property	16.13	Corporate Woods - Building 55	0.1%												10,300,000	06/15/2017	Yes
Property	16.14	Corporate Woods - Building 65	0.1%												6,600,000	06/15/2017	Yes
Property	16.15	Corporate Woods - Building 3	0.1%												6,600,000	06/15/2017	Yes
Property	16.16	Corporate Woods - Building 75	0.0%												4,500,000	06/15/2017	Yes
Loan	17.00	FedEx Ground - Durham	2.1%			117	Hard	Springing	No		2.78x	2.65x	0	6	45,000,000	06/07/2017	Yes	50.0%
Loan	18.00	Integrated Health Campus (36)	2.1%	154,139	1,849,670	34	Hard	Springing	No		1.52x	1.35x	0	1	81,750,000	07/20/2017	Yes	64.8%
Loan	19.00	337 Lafayette Street	2.0%			120	Hard	Springing	No		1.60x	1.56x	0	6	37,000,000	09/01/2018	Yes	58.1%
Loan	20.00	Hampton Inn Majestic Chicago	2.0%				Hard	Springing	No		2.19x	1.94x	0	6	43,800,000	09/01/2018	Yes	49.0%
Loan	21.00	Promenade at West End Phase II	2.0%			23	Springing Hard	Springing	No	Yes - A	1.28x	1.26x	0	6	31,050,000	08/08/2017	Yes	67.6%
Loan	22.00	3600 Massie	1.9%			23	Hard	Springing	No		1.67x	1.57x	0	6	31,500,000	08/16/2017	Yes	63.9%
Loan	23.00	Colorado Center (36)	1.9%	836,775	10,041,302	117	Hard	Springing	No		5.14x	4.83x	0	9	1,212,500,000	07/10/2017	Yes	24.6%
Loan	24.00	Sierra Center	1.8%				Hard	Springing	No		1.41x	1.30x	0	6	33,000,000	07/14/2017	Yes	57.4%
Loan	25.00	2121 Wilshire Boulevard	1.6%			120	Springing Hard	Springing	No		1.67x	1.57x	0	6	31,100,000	04/01/2018	Yes	55.5%
Loan	26.00	Harrison Luxury Apartments	1.5%			34	Soft	In Place	No		1.39x	1.37x	0	6	22,590,000	06/02/2017	Yes	70.8%
Loan	27.00	Gurnee Mills (36)	1.4%	1,239,781	14,877,376		Hard	Springing	No		1.65x	1.55x	0	1	417,000,000	08/23/2016	Yes	64.7%
Loan	28.00	Miramar Parkway Plaza	1.3%				Springing Hard	Springing	No		1.70x	1.49x	0	6	22,000,000	07/25/2017	Yes	64.0%
Loan	29.00	Port Gardner Building	1.2%			57	Springing Hard	Springing	No		1.95x	1.80x	5	1	23,400,000	06/06/2017	Yes	55.6%
Loan	30.00	Hampton Inn & Suites Las Vegas	1.2%				Hard	Springing	No		2.47x	2.25x	0	6	21,300,000	05/16/2017	Yes	59.6%
Loan	31.00	Palma Sola Square & DeSoto Plaza (38)	1.2%				Springing Hard	Springing	No		1.44x	1.33x	0	6	17,480,000	03/23/2017	Yes	70.9%
Property	31.01	Palma Sola Square	1.1%												16,400,000	03/23/2017	Yes
Property	31.02	DeSoto Plaza	0.1%												1,080,000	03/23/2017	Yes
Loan	32.00	Cleveland East (36)	1.1%	165,048	1,980,582	8	Hard	Springing	No		1.75x	1.55x	0	6	60,000,000	02/21/2017	Yes	70.0%
Property	32.01	Landerbrook Corporate Center	0.8%												42,000,000	02/21/2017	Yes
Property	32.02	Metropolitan Plaza	0.3%												18,000,000	02/21/2017	Yes
Loan	33.00	Independence Park	1.1%			117	Springing Hard	Springing	No		2.12x	1.88x	0	6	17,500,000	06/02/2017	Yes	66.4%
Loan	34.00	The Fountains	1.1%			34	Springing Hard	Springing	No		1.59x	1.52x	0	6	15,400,000	06/15/2017	Yes	74.5%
Loan	35.00	Arizona Retail Portfolio	1.0%				Springing Hard	Springing	No		1.56x	1.35x	0	5	18,050,000	Various	Yes	61.1%
Property	35.01	9460 E. Golf Links Road	0.3%												6,080,000	04/04/2017	Yes
Property	35.02	725 West Baseline Road	0.3%												4,900,000	04/03/2017	Yes
Property	35.03	1675 West Valencia Road	0.2%												3,920,000	04/05/2017	Yes
Property	35.04	1988 North Alma School Road	0.2%												3,150,000	04/03/2017	Yes
Loan	36.00	Mocksville Commons & Peru Marketplace	1.0%			33	Springing Hard	Springing	No		2.05x	1.93x	0	6	15,000,000	06/13/2017	Yes	71.0%
Property	36.01	Peru Marketplace	0.6%												8,200,000	06/13/2017	Yes
Property	36.02	Mocksville Commons	0.5%												6,800,000	06/13/2017	Yes
Loan	37.00	Covance Business Center (36)	0.9%	79,850	958,203		Hard	Springing	No		1.57x	1.56x	0	6	34,500,000	07/05/2017	Yes	72.9%
Loan	38.00	19500 South Dixie Highway	0.9%				Hard	Springing	No		2.36x	2.16x	5	1	20,500,000	05/30/2017	Yes	48.6%
Loan	39.00	Bennetts Creek Crossing	0.9%			7	Springing Hard	Springing	No		1.64x	1.56x	5	1	14,350,000	04/11/2017	Yes	66.2%
Loan	40.00	4400 Broadway	0.9%			17	Hard	Springing	No		1.76x	1.49x	0	6	13,700,000	08/15/2017	Yes	69.3%
Loan	41.00	Hampton Inn Hilton Head	0.9%				Hard	Springing	No		2.28x	2.01x	0	6	14,700,000	06/01/2018	Yes	64.4%
Loan	42.00	Pacific Woods Apartments	0.8%			119	Springing Hard	Springing	No		9.24x	8.86x	0	6	53,500,000	07/06/2017	Yes	16.1%
Loan	43.00	Collierville Portfolio	0.8%				Springing Hard	Springing	No		1.54x	1.34x	0	5	14,500,000	10/07/2016	Yes	58.4%
Property	43.01	Ripley Oaks	0.2%												2,825,000	10/07/2016	Yes
Property	43.02	435 Washington	0.2%												2,800,000	10/07/2016	Yes

CD 2017-CD6

ANNEX A-1 - CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AND MORTGAGED PROPERTIES

				Pari Passu	Pari Passu
			% of	Companion Loan	Companion Loan	Remaining			Crossed								FIRREA	Cut-Off
			Initial Pool	Monthly Debt	Annual Debt	Interest Only		Cash	With	Related	Underwritten	Underwritten	Grace	Payment	Appraised	Appraisal	Compliant	Date LTV
Property Flag	ID	Property Name	Balance	Service($)	Service($)	Period	Lockbox (9)	Management (10)	Other Loans	Borrower	NOI DSCR (8)(11)(12)	NCF DSCR (8)(11)(12)	Period (15)	Date	Value ($)(16)	As-of Date	(Yes/No)	Ratio (11)(12)(16)
Property	43.03	Magnolias on Main	0.1%												2,000,000	10/07/2016	Yes
Property	43.04	Pecan Ridge	0.1%												1,800,000	10/07/2016	Yes
Property	43.05	Wilfong	0.1%												1,550,000	10/07/2016	Yes
Property	43.06	37 NorthStar	0.1%												1,475,000	10/07/2016	Yes
Property	43.07	Collierville Commerce Center	0.0%												800,000	10/07/2016	Yes
Property	43.08	Collierville Plaza	0.0%												600,000	10/07/2016	Yes
Property	43.09	Magnolia Crossing	0.0%												475,000	10/07/2016	Yes
Loan	44.00	Intech Ten	0.8%			34	Springing Hard	Springing	No		2.44x	2.14x	0	6	11,900,000	06/30/2017	Yes	69.6%
Loan	45.00	Holiday Inn & Suites Albuquerque Airport	0.7%				Hard	Springing	No		1.73x	1.51x	0	6	11,100,000	05/01/2018	Yes	64.6%
Loan	46.00	Brookriver	0.7%				Springing Hard	Springing	No		2.02x	1.65x	0	6	11,500,000	07/03/2017	Yes	60.8%
Loan	47.00	Heather Ridge Apartments	0.6%				Springing Soft	Springing	No		1.36x	1.22x	0	6	8,850,000	07/21/2017	Yes	74.5%
Loan	48.00	Lakeridge Commons	0.5%			34	Springing Hard	Springing	No	Yes - A	1.54x	1.49x	0	6	8,000,000	07/14/2017	Yes	69.4%
Loan	49.00	Amsdell - Amelia Island 2.0	0.5%			120	Springing Soft	Springing	No		2.49x	2.45x	0	6	9,170,000	07/21/2017	Yes	55.6%
Loan	50.00	CityLine EZ Storage	0.5%			36	Springing Hard	Springing	No		1.48x	1.46x	0	6	7,000,000	09/05/2017	Yes	72.1%
Loan	51.00	Hunters Ridge Apartments	0.4%				Springing Soft	Springing	No		1.79x	1.70x	0	6	6,300,000	03/06/2017	Yes	71.1%
Loan	52.00	Airport Circle Shopping Center	0.4%				Springing Hard	Springing	No		2.23x	2.01x	0	6	6,975,000	09/08/2017	Yes	61.6%
Loan	53.00	Walgreens Geary	0.4%			116	Soft Springing Hard	Springing	No		1.58x	1.56x	0	6	7,400,000	06/06/2017	Yes	54.1%
Loan	54.00	Eagle and Atlantis Self Storage Portfolio	0.4%			36	Springing Hard	Springing	No		1.43x	1.39x	0	6	5,750,000	Various	Yes	69.6%
Property	54.01	Atlantis Self Storage	0.2%												3,500,000	08/30/2017	Yes
Property	54.02	Eagle Self Storage	0.1%												2,250,000	08/17/2017	Yes
Loan	55.00	East Towne Plaza	0.4%			14	Springing Hard	Springing	No		1.75x	1.58x	0	5	6,100,000	09/28/2016	Yes	65.2%
Loan	56.00	6600 Walmore	0.3%				Springing Hard	Springing	No		1.31x	1.27x	0	6	4,770,000	07/14/2017	Yes	68.1%
Loan	57.00	Redeker Place	0.3%			119	Springing Hard	Springing	No		3.30x	2.94x	0	6	7,400,000	08/30/2017	Yes	40.5%
Loan	58.00	West Burlington Plaza	0.2%			13	Springing Hard	Springing	No		1.55x	1.46x	0	5	2,960,000	01/03/2017	Yes	70.9%

CD 2017-CD6

ANNEX A-1 - CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AND MORTGAGED PROPERTIES

			% of
			Initial Pool	LTV Ratio at						Year	Year
Property Flag	ID	Property Name	Balance	Maturity or ARD (11)(12)(16)	Address	City	County	State	Zip Code	Built	Renovated
Loan	1.00	Headquarters Plaza (36)	7.1%	62.8%	1, 2, 3 and 4 Speedwell Avenue	Morristown	Morris	NJ	07960	1982-1993	2009
Loan	2.00	U-Haul SAC Portfolios 14, 15, 17 (36)	5.6%	43.1%	Various	Various	Various	Various	Various	Various	Various
Property	2.01	U-Haul of Medford	1.0%		600 Mystic Valley Parkway	Somerville	Middlesex	MA	02144	1910	2001
Property	2.02	U-Haul Center of Salisbury	0.5%		1 Merrill Street	Salisbury	Essex	MA	01952	1954, 1965, 1972, 1978	NAP
Property	2.03	U-Haul Center North Rancho	0.5%		3969 North Rancho Drive	Las Vegas	Clark	NV	89130	1997	NAP
Property	2.04	U-Haul Lincoln Park	0.4%		1200 West Fullerton Avenue	Chicago	Cook	IL	60614	1937	2001
Property	2.05	U-Haul of Inwood	0.4%		20A Sheridan Boulevard	Inwood	Nassau	NY	11096	1969	1978
Property	2.06	U-Haul Center Albany	0.3%		139 Broadway	Albany	Albany	NY	12202	1935	1990
Property	2.07	U-Haul Storage Black Rock	0.3%		3029 Fairfield Avenue	Bridgeport	Fairfield	CT	06605	1951	1993
Property	2.08	U-Haul Center of Rockville	0.2%		230-240 Maple Avenue	Rockville Centre	Nassau	NY	11570	1966	1977
Property	2.09	U-Haul Storage Ivar Avenue	0.2%		3527 Ivar Avenue	Rosemead	Los Angeles	CA	91770	1987	NAP
Property	2.10	U-Haul Center of Round Rock	0.2%		1535 Round Rock Avenue	Round Rock	Williamson	TX	78681	1995	NAP
Property	2.11	U-Haul Storage Glendora	0.2%		1301 East Route 66	Glendora	Los Angeles	CA	91740	1986	NAP
Property	2.12	U-Haul Center Texas Avenue	0.2%		2813 Texas Avenue South	College Station	Brazos	TX	77845	1996	NAP
Property	2.13	U-Haul Storage Tarrant Road	0.2%		2455 West Tarrant Road	Grand Prairie	Tarrant	TX	75050	1994	NAP
Property	2.14	U-Haul Storage Hulen	0.2%		7225 South Hulen Street	Fort Worth	Tarrant	TX	76133	1985	NAP
Property	2.15	U-Haul Center Beaumont	0.1%		3885 Milam Street	Beaumont	Jefferson	TX	77701	1980	NAP
Property	2.16	U-Haul Storage Waxahachie	0.1%		1103 West Highway 287 Bypass	Waxahachie	Ellis	TX	75165	1994	NAP
Property	2.17	U-Haul Center of Olathe	0.1%		12540 South Rogers Road	Olathe	Johnson	KS	66062	1995	NAP
Property	2.18	U-Haul Kings Highway	0.1%		1641 South Kingshighway Boulevard	Saint Louis	Saint Louis City	MO	63110	1947	1977
Property	2.19	U-Haul Storage I-30	0.1%		9302 Interstate 30	Little Rock	Pulaski	AR	72209	1990	NAP
Property	2.20	U-Haul Storage Laurelwood	0.1%		611 Blackwood Clementon Road	Lindenwold	Camden	NJ	08021	1988	NAP
Property	2.21	U-Haul Center Downtown	0.1%		1301 Monticello Avenue	Norfolk	Norfolk City	VA	23510	1924	1950
Property	2.22	U-Haul Storage Business Avenue	0.1%		5600 Business Avenue	Cicero	Onondaga	NY	13039	1977-1989	NAP
Loan	3.00	Burbank Office Portfolio (36)	4.7%	36.5%	Various	Burbank	Los Angeles	CA	Various	Various	Various
Property	3.01	Media Studios	1.8%		3100 Thornton Avenue, 2233 North Ontario Street, 2255 North Ontario Street, 3333 West Empire Avenue, 3355 West Empire Avenue and 2333 North Ontario Street	Burbank	Los Angeles	CA	91504	1968 - 2005	NAP
Property	3.02	The Pointe	1.5%		2900 West Alameda Avenue	Burbank	Los Angeles	CA	91505	2009	NAP
Property	3.03	3800 Alameda	0.9%		3800 West Alameda Avenue	Burbank	Los Angeles	CA	91505	1984	2008
Property	3.04	Central Park	0.5%		3500 West Olive Avenue	Burbank	Los Angeles	CA	91505	1985	NAP
Loan	4.00	Homewood Suites Savannah	3.9%	56.6%	611 East River Street	Savannah	Chatham	GA	31401	2015	NAP
Loan	5.00	Troy Officentre Portfolio	3.9%	65.0%	Various	Troy	Oakland	MI	48083	Various	Various
Property	5.01	East Big Beaver Road Office	2.4%		300, 320 and 340 East Big Beaver Road	Troy	Oakland	MI	48083	1986	NAP
Property	5.02	Livernois Road Office	1.5%		2800 Livernois Road	Troy	Oakland	MI	48083	1987, 2000	NAP
Loan	6.00	Lightstone Portfolio (36)	3.8%	54.2%	Various	Various	Various	Various	Various	Various	Various
Property	6.01	Hampton Inn & Suites Ft. Myers Beach	0.6%		11281 Summerlin Square Drive	Fort Myers Beach	Lee	FL	33931	2001	2017
Property	6.02	aloft Rogers Bentonville	0.6%		1103 South 52nd Street	Rogers	Benton	AR	72758	2008	2015
Property	6.03	Residence Inn Baton Rouge Siegen Lane	0.6%		10333 North Mall Drive	Baton Rouge	East Baton Rouge	LA	70809	2000	2014
Property	6.04	Courtyard Baton Rouge Siegen Lane	0.6%		10307 North Mall Drive	Baton Rouge	East Baton Rouge	LA	70809	1997	2010
Property	6.05	TownePlace Suites New Orleans Metairie	0.5%		5424 Citrus Boulevard	Harahan	Jefferson	LA	70123	2000	2013
Property	6.06	Fairfield Inn & Suites Jonesboro	0.5%		3408 Access Road	Jonesboro	Craighead	AR	72401	2009	2015
Property	6.07	TownePlace Suites Fayetteville North Springdale	0.4%		5437 South 48th Street	Springdale	Washington	AR	72762	2009	2015
Loan	7.00	Costco JFK	3.3%	52.2%	605 Rockaway Turnpike	Lawrence	Nassau	NY	11559	1993	2017
Loan	8.00	Capitol Center	3.0%	63.9%	1201 Main Street	Columbia	Richland	SC	29201	1987	2013-2016
Loan	9.00	Hotel Mela Times Square	3.0%	39.3%	120 West 44th Street	New York	New York	NY	10036	1933	2007
Loan	10.00	Tustin Centre I & II	3.0%	38.0%	1525 and 1551 North Tustin Avenue	Santa Ana	Orange	CA	92705	1991, 2010	2010
Loan	11.00	One Imeson (38)	2.6%	48.1%	1 Imeson Park Boulevard	Jacksonville	Duval	FL	32218	1974	NAP
Loan	12.00	Salt Lake City Hotel Portfolio	2.6%	56.9%	Various	Various	Salt Lake	UT	Various	Various	NAP
Property	12.01	TownePlace Suites West Valley City	1.0%		5473 High Market Drive	West Valley City	Salt Lake	UT	84120	2015	NAP
Property	12.02	Staybridge Suites Midvale	0.9%		747 West Blue Vista Lane	Midvale	Salt Lake	UT	84047	2013	NAP
Property	12.03	Fairfield Inn & Suites Midvale	0.8%		7141 South FL Smidth Drive	Midvale	Salt Lake	UT	84047	2016	NAP
Loan	13.00	IRG Portfolio (36)	2.6%	56.1%	Various	Various	Various	OH	Various	Various	Various
Property	13.01	HBP Euclid	0.9%		23555 Euclid Avenue	Euclid	Cuyahoga	OH	44117	1940-1956	NAP
Property	13.02	LMA Massillon & Building E	0.6%		1204-1210 Massillon Road	Akron	Summit	OH	44306	1941-1952	1983
Property	13.03	LMA Building D	0.5%		1204-1210 Massillon Road	Akron	Summit	OH	44306	1941-1952	1983
Property	13.04	NRR Commerce	0.3%		655 North River Road Northwest	Warren	Trumbull	OH	44483	1986	NAP
Property	13.05	Rockside Commerce	0.2%		16485 Rockside Road	Maple Heights	Cuyahoga	OH	44137	1969	2010
Loan	14.00	Station Place III (36)(38)	2.4%	47.6%	700 2nd Street Northeast	Washington D.C.	Washington D.C.	DC	20002	2009	NAP
Loan	15.00	Moffett Place Building 4 (36)(37)	2.4%	37.3%	1190 Bordeaux Drive	Sunnyvale	Santa Clara	CA	94089	2017	NAP

CD 2017-CD6

ANNEX A-1 - CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AND MORTGAGED PROPERTIES

			% of
			Initial Pool	LTV Ratio at						Year	Year
Property Flag	ID	Property Name	Balance	Maturity or ARD (11)(12)(16)	Address	City	County	State	Zip Code	Built	Renovated
Loan	16.00	Corporate Woods Portfolio (36)	2.3%	59.7%	Various	Overland Park	Johnson	KS	66210	Various	Various
Property	16.01	Corporate Woods - Building 82	0.4%		10851 Mastin Boulevard	Overland Park	Johnson	KS	66210	2001	NAP
Property	16.02	Corporate Woods - Building 40	0.3%		9401 Indian Creek Parkway	Overland Park	Johnson	KS	66210	1981	NAP
Property	16.03	Corporate Woods - Building 84	0.3%		10801 Mastin Boulevard	Overland Park	Johnson	KS	66210	1998	NAP
Property	16.04	Corporate Woods - Building 32	0.3%		9225 Indian Creek Parkway	Overland Park	Johnson	KS	66210	1985	NAP
Property	16.05	Corporate Woods - Building 34	0.1%		10950 Grandview Drive	Overland Park	Johnson	KS	66210	1978	NAP
Property	16.06	Corporate Woods - Building 14	0.1%		8717 West 110th Street	Overland Park	Johnson	KS	66210	1981	NAP
Property	16.07	Corporate Woods - Building 70	0.1%		9900 West 109th Street	Overland Park	Johnson	KS	66210	1987	NAP
Property	16.08	Corporate Woods - Building 9	0.1%		9200 Indian Creek Parkway	Overland Park	Johnson	KS	66210	1984	NAP
Property	16.09	Corporate Woods - Building 6	0.1%		8900 Indian Creek Parkway	Overland Park	Johnson	KS	66210	1979	2011-2014
Property	16.10	Corporate Woods - Building 12	0.1%		10975 Benson Drive	Overland Park	Johnson	KS	66210	1986	NAP
Property	16.11	Corporate Woods - Building 27	0.1%		10975 Grandview Drive	Overland Park	Johnson	KS	66210	1978	NAP
Property	16.12	Corporate Woods - Building 51	0.1%		9393 West 110th Street	Overland Park	Johnson	KS	66210	1977	NAP
Property	16.13	Corporate Woods - Building 55	0.1%		9300 West 110th Street	Overland Park	Johnson	KS	66210	1977	NAP
Property	16.14	Corporate Woods - Building 65	0.1%		9900 College Boulevard	Overland Park	Johnson	KS	66210	1982	NAP
Property	16.15	Corporate Woods - Building 3	0.1%		8700 Indian Creek Parkway	Overland Park	Johnson	KS	66210	1979	NAP
Property	16.16	Corporate Woods - Building 75	0.0%		10800 Farley Street	Overland Park	Johnson	KS	66210	1980	NAP
Loan	17.00	FedEx Ground - Durham	2.1%	50.0%	4357 South Alston Avenue	Durham	Durham	NC	27713	2017	NAP
Loan	18.00	Integrated Health Campus (36)	2.1%	56.5%	240-250 Cetronia Road	Allentown	Lehigh	PA	18104	2007-2008	NAP
Loan	19.00	337 Lafayette Street	2.0%	58.1%	337 Lafayette Street	New York	New York	NY	10012	1920	2017
Loan	20.00	Hampton Inn Majestic Chicago	2.0%	40.3%	22 West Monroe Street	Chicago	Cook	IL	60603	1906	2007, 2014
Loan	21.00	Promenade at West End Phase II	2.0%	59.1%	2910 West Loop 289	Lubbock	Lubbock	TX	79407	2015	NAP
Loan	22.00	3600 Massie	1.9%	54.2%	3600 Massie Court	West Sacramento	Yolo	CA	95691	2015	NAP
Loan	23.00	Colorado Center (36)	1.9%	24.6%	2401, 2425, 2501 and 2525 Colorado Avenue; 2400, 2450 and 2500 Broadway	Santa Monica	Los Angeles	CA	90404	1984-1991	NAP
Loan	24.00	Sierra Center	1.8%	47.1%	3000 Baldwin Park Boulevard	Baldwin Park	Los Angeles	CA	91706	1997	NAP
Loan	25.00	2121 Wilshire Boulevard	1.6%	55.5%	2121 Wilshire Boulevard	Santa Monica	Los Angeles	CA	90403	1994	2011
Loan	26.00	Harrison Luxury Apartments	1.5%	62.2%	1210 Morse Avenue	Royal Oak	Oakland	MI	48067	1962	2016
Loan	27.00	Gurnee Mills (36)	1.4%	52.4%	6170 West Grand Avenue	Gurnee	Lake	IL	60031	1991	2014
Loan	28.00	Miramar Parkway Plaza	1.3%	49.5%	3102-3372 South University Drive	Miramar	Broward	FL	33025	1973-1974	2011, 2016-2017
Loan	29.00	Port Gardner Building	1.2%	50.8%	2801- 2802 Wetmore Avenue	Everett	Snohomish	WA	98201	1929, 1966	2017
Loan	30.00	Hampton Inn & Suites Las Vegas	1.2%	44.3%	3245 Saint Rose Parkway	Henderson	Clark	NV	89052	2007	2014-2015
Loan	31.00	Palma Sola Square & DeSoto Plaza (38)	1.2%	58.6%	Various	Bradenton	Manatee	FL	Various	Various	NAP
Property	31.01	Palma Sola Square	1.1%		5505-5805 Manatee Avenue West	Bradenton	Manatee	FL	34209	1977	NAP
Property	31.02	DeSoto Plaza	0.1%		3201-3213 Manatee Avenue West	Bradenton	Manatee	FL	34205	1963	NAP
Loan	32.00	Cleveland East (36)	1.1%	65.9%	Various	Various	Cuyahoga	OH	Various	Various	NAP
Property	32.01	Landerbrook Corporate Center	0.8%		5900, 5910, 5920 Landerbrook Drive	Mayfield Heights	Cuyahoga	OH	44124	1997-2001	NAP
Property	32.02	Metropolitan Plaza	0.3%		22901 Millcreek Boulevard	Highland Hills	Cuyahoga	OH	44122	2000	NAP
Loan	33.00	Independence Park	1.1%	66.4%	1776, 1804, 1808, 1810, & 1820 Plainfield Pike	Cranston	Providence	RI	02921	1993	2011
Loan	34.00	The Fountains	1.1%	65.5%	34718-35084 US Highway 19 North	Palm Harbor	Pinellas	FL	34684	1982	NAP
Loan	35.00	Arizona Retail Portfolio	1.0%	51.7%	Various	Various	Various	AZ	Various	Various	Various
Property	35.01	9460 E. Golf Links Road	0.3%		9460 East Golf Links Road	Tucson	Pima	AZ	85730	1988	NAP
Property	35.02	725 West Baseline Road	0.3%		725 West Baseline Road	Tempe	Maricopa	AZ	85283	1986	2004
Property	35.03	1675 West Valencia Road	0.2%		1675 West Valencia Road	Tucson	Pima	AZ	85746	1988	NAP
Property	35.04	1988 North Alma School Road	0.2%		1988 North Alma School Road	Chandler	Maricopa	AZ	85224	1985	2004
Loan	36.00	Mocksville Commons & Peru Marketplace	1.0%	61.9%	Various	Various	Various	Various	Various	Various	NAP
Property	36.01	Peru Marketplace	0.6%		5243, 5255, 5259, & 5301 IL-251	Peru	LaSalle	IL	61354	2006-2011	NAP
Property	36.02	Mocksville Commons	0.5%		191, 195, 207, & 223 Cooper Creek Drive	Mocksville	Davie	NC	27028	2005, 2008	NAP
Loan	37.00	Covance Business Center (36)	0.9%	56.5%	8211 Scicor Drive	Indianapolis	Marion	IN	46214	1990, 1997, 2000, 2005	NAP
Loan	38.00	19500 South Dixie Highway	0.9%	38.9%	19500 South Dixie Highway	Cutler Bay	Miami-Dade	FL	33157	1993	2003
Loan	39.00	Bennetts Creek Crossing	0.9%	55.2%	3575 and 3605 Bridge Road and 5645 Shoulders Hill Road	Suffolk	Suffolk City	VA	23435	2007	NAP
Loan	40.00	4400 Broadway	0.9%	58.5%	4400 East Broadway Boulevard	Tucson	Pima	AZ	85711	1969	NAP
Loan	41.00	Hampton Inn Hilton Head	0.9%	59.8%	1 Dillon Road	Hilton Head Island	Beaufort	SC	29926	1988	2011
Loan	42.00	Pacific Woods Apartments	0.8%	16.1%	16350 Harbor Boulevard	Fountain Valley	Orange	CA	92704	1976	NAP
Loan	43.00	Collierville Portfolio	0.8%	45.2%	Various	Various	Various	TN	Various	Various	Various
Property	43.01	Ripley Oaks	0.2%		449 U.S. Highway 72	Collierville	Shelby	TN	38017	1957-1967	NAP
Property	43.02	435 Washington	0.2%		435 Washington Street	Collierville	Shelby	TN	38017	1961, 1978, 1987	NAP

CD 2017-CD6

ANNEX A-1 - CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AND MORTGAGED PROPERTIES

			% of
			Initial Pool	LTV Ratio at						Year	Year
Property Flag	ID	Property Name	Balance	Maturity or ARD (11)(12)(16)	Address	City	County	State	Zip Code	Built	Renovated
Property	43.03	Magnolias on Main	0.1%		153,155,165 North Main Street	Collierville	Shelby	TN	38017	1987	1999
Property	43.04	Pecan Ridge	0.1%		205 Mount Pleasant	Collierville	Shelby	TN	38017	1992	NAP
Property	43.05	Wilfong	0.1%		5155 Wilfong Street	Memphis	Shelby	TN	38134	1985	NAP
Property	43.06	37 NorthStar	0.1%		37 Northstar Drive	Jackson	Madison	TN	38305	2001	NAP
Property	43.07	Collierville Commerce Center	0.0%		432 West US Highway 72	Collierville	Shelby	TN	38017	1987	NAP
Property	43.08	Collierville Plaza	0.0%		141 Highway 72	Collierville	Shelby	TN	38017	1976	NAP
Property	43.09	Magnolia Crossing	0.0%		318 Mount Pleasant Road	Collierville	Shelby	TN	38017	1986	NAP
Loan	44.00	Intech Ten	0.8%	60.4%	6640 Intech Boulevard	Indianapolis	Marion	IN	46278	2001	NAP
Loan	45.00	Holiday Inn & Suites Albuquerque Airport	0.7%	60.6%	1501 Sunport Place Southeast	Albuquerque	Bernalillo	NM	87106	2005	2016
Loan	46.00	Brookriver	0.7%	49.2%	7929 Brookriver Drive	Dallas	Dallas	TX	75247	1979	2015
Loan	47.00	Heather Ridge Apartments	0.6%	61.9%	212 Heather Ridge Drive	Fayetteville	Cumberland	NC	28331	1974	2015
Loan	48.00	Lakeridge Commons	0.5%	60.7%	4505 98th Street	Lubbock	Lubbock	TX	79424	2006	NAP
Loan	49.00	Amsdell - Amelia Island 2.0	0.5%	55.6%	2641 Bailey Road	Amelia Island	Nassau	FL	32034	2008	NAP
Loan	50.00	CityLine EZ Storage	0.5%	63.1%	21500 Gratiot Avenue	Eastpointe	Macomb	MI	48021	2005	NAP
Loan	51.00	Hunters Ridge Apartments	0.4%	58.4%	301 Panorama Boulevard	Alamogordo	Otero	NM	88310	1997	NAP
Loan	52.00	Airport Circle Shopping Center	0.4%	49.3%	7500 South Crescent Boulevard	Pennsauken	Camden	NJ	08109	1960	2005
Loan	53.00	Walgreens Geary	0.4%	54.1%	25 Point Lobos Avenue	San Francisco	San Francisco	CA	94121	1956	1995
Loan	54.00	Eagle and Atlantis Self Storage Portfolio	0.4%	61.2%	Various	Various	Various	Various	Various	Various	Various
Property	54.01	Atlantis Self Storage	0.2%		2303 North State Street	Bunnell	Flagler	FL	32110	2007	NAP
Property	54.02	Eagle Self Storage	0.1%		1998 East Conner Street & 15560 Stony Creek Way	Noblesville	Hamilton	IN	46060	1985, 1995	NAP
Loan	55.00	East Towne Plaza	0.4%	57.7%	2901 WIlliamsburg Road	Richmond	Henrico	VA	23231	1990	NAP
Loan	56.00	6600 Walmore	0.3%	42.5%	6600 Walmore Road	Niagara Falls	Niagara	NY	14304	1943	2007
Loan	57.00	Redeker Place	0.3%	40.5%	6730 Redeker Place	Newark	Alameda	CA	94560	1998	NAP
Loan	58.00	West Burlington Plaza	0.2%	63.1%	116 West Agency Road	West Burlington	Des Moines	IA	52655	2004	NAP

CD 2017-CD6

ANNEX A-1 - CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AND MORTGAGED PROPERTIES

				Net		Loan per Net
			% of	Rentable Area	Units	Rentable Area						Second Most	Second	Second	Second
			Initial Pool	(SF/Units	of	(SF/Units/	Prepayment Provisions	Most Recent Operating	Most Recent	Most Recent	Most Recent	Recent Operating	Most Recent	Most Recent	Most Recent
Property Flag	ID	Property Name	Balance	Rooms/Pads) (4)	Measure	Rooms/Pads) ($)(11)(12)	(# of payments) (17)(18)(19)	Statements Date	EGI ($)	Expenses($)	NOI($) (13)(14)	Statements Date	EGI($)	Expenses($)	NOI($)(14)
Loan	1.00	Headquarters Plaza (36)	7.1%	729,516	Sq. Ft.	169	L(24), D(92), O(4)	T-12 8/31/2017	39,510,913	22,016,384	17,494,529	12/31/2016	39,036,653	22,376,710	16,659,943
Loan	2.00	U-Haul SAC Portfolios 14, 15, 17 (36)	5.6%	1,149,651	Sq. Ft.	112	L(26), D(90), O(4)	T-12 6/30/2017	18,742,353	5,500,720	13,241,633	12/31/2016	18,647,183	5,406,647	13,240,536
Property	2.01	U-Haul of Medford	1.0%	127,736	Sq. Ft.	183
Property	2.02	U-Haul Center of Salisbury	0.5%	68,050	Sq. Ft.	164
Property	2.03	U-Haul Center North Rancho	0.5%	79,795	Sq. Ft.	135
Property	2.04	U-Haul Lincoln Park	0.4%	57,282	Sq. Ft.	175
Property	2.05	U-Haul of Inwood	0.4%	48,292	Sq. Ft.	183
Property	2.06	U-Haul Center Albany	0.3%	73,544	Sq. Ft.	99
Property	2.07	U-Haul Storage Black Rock	0.3%	36,258	Sq. Ft.	166
Property	2.08	U-Haul Center of Rockville	0.2%	28,426	Sq. Ft.	184
Property	2.09	U-Haul Storage Ivar Avenue	0.2%	38,519	Sq. Ft.	129
Property	2.10	U-Haul Center of Round Rock	0.2%	42,775	Sq. Ft.	108
Property	2.11	U-Haul Storage Glendora	0.2%	33,513	Sq. Ft.	136
Property	2.12	U-Haul Center Texas Avenue	0.2%	45,050	Sq. Ft.	100
Property	2.13	U-Haul Storage Tarrant Road	0.2%	66,560	Sq. Ft.	58
Property	2.14	U-Haul Storage Hulen	0.2%	82,689	Sq. Ft.	43
Property	2.15	U-Haul Center Beaumont	0.1%	45,619	Sq. Ft.	71
Property	2.16	U-Haul Storage Waxahachie	0.1%	52,065	Sq. Ft.	61
Property	2.17	U-Haul Center of Olathe	0.1%	38,025	Sq. Ft.	80
Property	2.18	U-Haul Kings Highway	0.1%	23,445	Sq. Ft.	98
Property	2.19	U-Haul Storage I-30	0.1%	56,763	Sq. Ft.	39
Property	2.20	U-Haul Storage Laurelwood	0.1%	33,150	Sq. Ft.	66
Property	2.21	U-Haul Center Downtown	0.1%	30,995	Sq. Ft.	59
Property	2.22	U-Haul Storage Business Avenue	0.1%	41,100	Sq. Ft.	43
Loan	3.00	Burbank Office Portfolio (36)	4.7%	2,087,579	Sq. Ft.	182	YM0.5(25), DorYM0.5(52), O(7)	T-12 6/30/2017	82,513,963	28,490,114	54,023,848	12/31/2016	72,846,752	28,048,205	44,798,547
Property	3.01	Media Studios	1.8%	926,365	Sq. Ft.	156		T-12 6/30/2017	31,011,387	12,541,454	18,469,933	12/31/2016	32,429,368	12,301,674	20,127,694
Property	3.02	The Pointe	1.5%	480,167	Sq. Ft.	254		T-12 6/30/2017	22,746,128	6,333,230	16,412,898	12/31/2016	21,452,809	6,317,816	15,134,992
Property	3.03	3800 Alameda	0.9%	424,888	Sq. Ft.	161		T-12 6/30/2017	18,197,596	6,074,145	12,123,451	12/31/2016	8,649,794	5,782,633	2,867,162
Property	3.04	Central Park	0.5%	256,159	Sq. Ft.	171		T-12 6/30/2017	10,558,851	3,541,285	7,017,566	12/31/2016	10,314,781	3,646,082	6,668,699
Loan	4.00	Homewood Suites Savannah	3.9%	160	Rooms	261,521	L(27), D(88), O(5)	T-12 8/31/2017	12,081,727	6,387,146	5,694,581	121/31/2016	10,889,412	5,625,599	5,263,812
Loan	5.00	Troy Officentre Portfolio	3.9%	728,673	Sq. Ft.	57	L(25), DorYM1(28), O(7)	T-12 5/31/2017	11,062,127	4,867,540	6,194,587	12/31/2016	10,422,753	4,975,266	5,447,487
Property	5.01	East Big Beaver Road Office	2.4%	446,817	Sq. Ft.	58		T-12 5/31/2017	6,703,614	2,997,019	3,706,595	12/31/2016	6,185,845	3,096,580	3,089,265
Property	5.02	Livernois Road Office	1.5%	281,856	Sq. Ft.	55		T-12 5/31/2017	4,358,513	1,870,521	2,487,992	12/31/2016	4,236,908	1,878,685	2,358,223
Loan	6.00	Lightstone Portfolio (36)	3.8%	778	Rooms	83,548	L(17), YM1(96), O(7)	T-12 4/30/2017	26,131,026	15,505,290	10,625,736	12/31/2016	25,500,020	15,339,447	10,160,573
Property	6.01	Hampton Inn & Suites Ft. Myers Beach	0.6%	120	Rooms	87,283		T-12 4/30/2017	4,372,203	2,749,242	1,622,961	12/31/2016	4,482,967	2,721,178	1,761,789
Property	6.02	aloft Rogers Bentonville	0.6%	130	Rooms	80,569		T-12 4/30/2017	3,750,158	2,145,983	1,604,175	12/31/2016	3,772,894	2,193,940	1,578,954
Property	6.03	Residence Inn Baton Rouge Siegen Lane	0.6%	108	Rooms	94,130		T-12 4/30/2017	4,258,962	2,394,005	1,864,957	12/31/2016	3,923,753	2,255,151	1,668,602
Property	6.04	Courtyard Baton Rouge Siegen Lane	0.6%	121	Rooms	81,471		T-12 4/30/2017	4,346,909	2,808,805	1,538,104	12/31/2016	4,139,260	2,751,308	1,387,952
Property	6.05	TownePlace Suites New Orleans Metairie	0.5%	124	Rooms	72,048		T-12 4/30/2017	3,913,940	2,392,893	1,521,047	12/31/2016	3,988,592	2,366,153	1,622,439
Property	6.06	Fairfield Inn & Suites Jonesboro	0.5%	83	Rooms	96,494		T-12 4/30/2017	2,929,183	1,660,116	1,269,067	12/31/2016	2,759,969	1,661,972	1,097,997
Property	6.07	TownePlace Suites Fayetteville North Springdale	0.4%	92	Rooms	77,011		T-12 4/30/2017	2,559,671	1,354,247	1,205,424	12/31/2016	2,432,585	1,389,745	1,042,840
Loan	7.00	Costco JFK	3.3%	161,384	Sq. Ft.	217	L(24), D(92), O(4)
Loan	8.00	Capitol Center	3.0%	460,020	Sq. Ft.	70	L(25), D(91), O(4)	T-8 8/31/2017 Ann.	7,353,547	3,844,622	3,508,925	12/31/2016	7,170,838	4,140,940	3,029,898
Loan	9.00	Hotel Mela Times Square	3.0%	234	Rooms	135,897	L(24), D(33), O(3)	T-12 8/31/2017	17,672,477	12,934,621	4,737,856	12/31/2016	16,111,885	12,355,230	3,756,655
Loan	10.00	Tustin Centre I & II	3.0%	282,959	Sq. Ft.	111	L(27), DorYM1(88), O(5)	T-6 6/30/2017 Ann.	7,248,962	3,164,165	4,084,797	T-10 10/31/2016 Ann.	7,361,520	3,202,987	4,158,533
Loan	11.00	One Imeson (38)	2.6%	1,702,505	Sq. Ft.	16	L(25), D(90), O(5)	T-12 6/30/2017	5,404,208	2,074,918	3,329,290	12/31/2016	5,037,140	2,000,923	3,036,216
Loan	12.00	Salt Lake City Hotel Portfolio	2.6%	268	Rooms	103,955	L(24), D(92), O(4)	T-12 8/31/2017	8,569,335	4,929,474	3,639,861	12/31/2016
Property	12.01	TownePlace Suites West Valley City	1.0%	87	Rooms	119,540		T-12 8/31/2017	2,943,019	1,595,502	1,347,517	12/31/2016	2,760,723	1,462,904	1,297,819
Property	12.02	Staybridge Suites Midvale	0.9%	93	Rooms	97,419		T-12 8/31/2017	3,049,817	1,908,056	1,141,761	12/31/2016	2,889,974	1,796,879	1,093,095
Property	12.03	Fairfield Inn & Suites Midvale	0.8%	88	Rooms	95,455		T-12 8/31/2017	2,576,499	1,425,916	1,150,583	12/31/2016
Loan	13.00	IRG Portfolio (36)	2.6%	3,882,864	Sq. Ft.	19	L(27), D(89), O(4)	T-4 4/30/2017 Ann.	22,450,713	15,696,522	6,754,191	12/31/2016	22,995,739	13,944,372	9,051,367
Property	13.01	HBP Euclid	0.9%	1,600,000	Sq. Ft.	15		T-4 4/30/2017 Ann.	10,063,905	8,248,047	1,815,858	12/31/2016	10,390,791	7,185,517	3,205,274
Property	13.02	LMA Massillon & Building E	0.6%	879,582	Sq. Ft.	20		T-4 4/30/2017 Ann.	6,607,485	4,433,085	2,174,400	12/31/2016	6,322,758	4,073,307	2,249,451
Property	13.03	LMA Building D	0.5%	773,483	Sq. Ft.	20		T-4 4/30/2017 Ann.	2,713,767	1,759,425	954,342	12/31/2016	3,394,554	1,625,823	1,768,731
Property	13.04	NRR Commerce	0.3%	256,000	Sq. Ft.	31		T-4 4/30/2017 Ann.	1,536,162	554,073	982,089	12/31/2016	1,459,862	479,515	980,347
Property	13.05	Rockside Commerce	0.2%	373,799	Sq. Ft.	17		T-4 4/30/2017 Ann.	1,529,394	701,892	827,502	12/31/2016	1,427,774	580,210	847,564
Loan	14.00	Station Place III (36)(38)	2.4%	517,653	Sq. Ft.	367	L(24), DorYM1(92), O(4)	T-12 7/31/2017	35,079,513	12,710,332	22,369,181	12/31/2016	34,493,689	12,164,603	22,329,086
Loan	15.00	Moffett Place Building 4 (36)(37)	2.4%	314,352	Sq. Ft.	404	L(27), D(86), O(7)

CD 2017-CD6

ANNEX A-1 - CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AND MORTGAGED PROPERTIES

				Net		Loan per Net
			% of	Rentable Area	Units	Rentable Area						Second Most	Second	Second	Second
			Initial Pool	(SF/Units	of	(SF/Units/	Prepayment Provisions	Most Recent Operating	Most Recent	Most Recent	Most Recent	Recent Operating	Most Recent	Most Recent	Most Recent
Property Flag	ID	Property Name	Balance	Rooms/Pads) (4)	Measure	Rooms/Pads) ($)(11)(12)	(# of payments) (17)(18)(19)	Statements Date	EGI ($)	Expenses($)	NOI($) (13)(14)	Statements Date	EGI($)	Expenses($)	NOI($)(14)
Loan	16.00	Corporate Woods Portfolio (36)	2.3%	2,033,179	Sq. Ft.	109	L(26), D(88), O(6)	T-12 6/30/2017	43,239,702	22,546,739	20,692,963	12/31/2016	41,781,575	21,902,104	19,879,471
Property	16.01	Corporate Woods - Building 82	0.4%	245,413	Sq. Ft.	140		T-12 6/30/2017	6,608,256	2,946,906	3,661,350	12/31/2016	6,569,952	2,832,902	3,737,050
Property	16.02	Corporate Woods - Building 40	0.3%	300,043	Sq. Ft.	108		T-12 6/30/2017	6,642,113	3,356,437	3,285,675	12/31/2016	6,415,560	3,303,831	3,111,729
Property	16.03	Corporate Woods - Building 84	0.3%	241,573	Sq. Ft.	130		T-12 6/30/2017	5,648,598	2,819,749	2,828,849	12/31/2016	5,698,387	2,692,896	3,005,491
Property	16.04	Corporate Woods - Building 32	0.3%	208,244	Sq. Ft.	114		T-12 6/30/2017	4,675,720	2,214,321	2,461,399	12/31/2016	4,467,274	2,205,007	2,262,268
Property	16.05	Corporate Woods - Building 34	0.1%	97,023	Sq. Ft.	119		T-12 6/30/2017	513,694	951,433	-437,739	12/31/2016	80,505	990,960	-910,455
Property	16.06	Corporate Woods - Building 14	0.1%	120,385	Sq. Ft.	89		T-12 6/30/2017	2,339,051	1,203,846	1,135,205	12/31/2016	2,291,770	1,188,810	1,102,960
Property	16.07	Corporate Woods - Building 70	0.1%	100,809	Sq. Ft.	101		T-12 6/30/2017	2,217,780	1,207,828	1,009,952	12/31/2016	2,128,274	1,109,268	1,019,006
Property	16.08	Corporate Woods - Building 9	0.1%	99,400	Sq. Ft.	96		T-12 6/30/2017	1,943,043	1,020,673	922,370	12/31/2016	2,006,909	995,872	1,011,036
Property	16.09	Corporate Woods - Building 6	0.1%	108,395	Sq. Ft.	88		T-12 6/30/2017	2,195,990	1,106,033	1,089,957	12/31/2016	2,150,771	1,056,501	1,094,270
Property	16.10	Corporate Woods - Building 12	0.1%	98,648	Sq. Ft.	95		T-12 6/30/2017	1,737,391	1,163,284	574,107	12/31/2016	1,448,620	1,110,139	338,481
Property	16.11	Corporate Woods - Building 27	0.1%	96,518	Sq. Ft.	94		T-12 6/30/2017	2,126,116	1,050,454	1,075,662	12/31/2016	2,101,628	1,034,353	1,067,275
Property	16.12	Corporate Woods - Building 51	0.1%	89,789	Sq. Ft.	87		T-12 6/30/2017	1,797,706	995,038	802,668	12/31/2016	1,749,269	924,920	824,349
Property	16.13	Corporate Woods - Building 55	0.1%	89,221	Sq. Ft.	86		T-12 6/30/2017	1,786,197	993,424	792,773	12/31/2016	1,718,413	972,092	746,321
Property	16.14	Corporate Woods - Building 65	0.1%	28,612	Sq. Ft.	172		T-12 6/30/2017	881,924	356,484	525,440	12/31/2016	855,708	359,794	495,914
Property	16.15	Corporate Woods - Building 3	0.1%	60,950	Sq. Ft.	81		T-12 6/30/2017	1,234,823	663,788	571,035	12/31/2016	1,195,764	641,437	554,327
Property	16.16	Corporate Woods - Building 75	0.0%	48,156	Sq. Ft.	70		T-12 6/30/2017	891,299	497,041	394,258	12/31/2016	902,771	483,321	419,449
Loan	17.00	FedEx Ground - Durham	2.1%	236,976	Sq. Ft.	95	L(27), D(89), O(4)
Loan	18.00	Integrated Health Campus (36)	2.1%	300,197	Sq. Ft.	177	L(26), D(90), O(4)	T-12 6/30/2017	8,125,297	2,984,001	5,141,296	12/31/2016	8,279,923	2,880,753	5,399,170
Loan	19.00	337 Lafayette Street	2.0%	11,445	Sq. Ft.	1,879	L(24), D(92), O(4)
Loan	20.00	Hampton Inn Majestic Chicago	2.0%	135	Rooms	158,978	L(25), D(55), O(4)	T-12 6/30/2017	8,827,997	5,699,276	3,128,721	12/31/2016	8,507,982	5,515,126	2,992,856
Loan	21.00	Promenade at West End Phase II	2.0%	94,818	Sq. Ft.	225	L(25), D(90), O(5)	T-12 6/30/2017	1,584,228	593,552	990,677	12/31/2016	1,175,988	317,191	858,797
Loan	22.00	3600 Massie	1.9%	474,792	Sq. Ft.	42	L(17), YM2(98), O(5)	T-12 7/31/2017	2,788,244	786,003	2,002,241	12/31/2016	2,201,749	682,595	1,519,154
Loan	23.00	Colorado Center (36)	1.9%	1,176,161	Sq. Ft.	253	L(27), D(86), O(7)	12/31/2016	40,968,828	17,405,107	23,563,721	12/31/2015	49,031,481	18,916,122	30,115,359
Loan	24.00	Sierra Center	1.8%	100,182	Sq. Ft.	189	L(26), D(90), O(4)	T-12 6/30/2017	2,376,453	609,221	1,767,232	12/31/2016	2,318,060	601,462	1,716,599
Loan	25.00	2121 Wilshire Boulevard	1.6%	30,646	Sq. Ft.	563	L(24), D(92), O(4)	T-12 7/31/2017	2,272,609	801,858	1,470,751
Loan	26.00	Harrison Luxury Apartments	1.5%	75	Units	213,333	L(24), D(92), O(4)	T-12 8/30/2017	1,350,367	557,507	792,859
Loan	27.00	Gurnee Mills (36)	1.4%	1,684,040	Sq. Ft.	160	L(37), D(76), O(7)	T-12 9/30/2017	40,048,184	13,061,576	26,986,608	12/31/2016	40,584,232	13,451,512	27,132,720
Loan	28.00	Miramar Parkway Plaza	1.3%	143,792	Sq. Ft.	98	L(25), D(91), O(4)	T-12 6/30/2017	2,355,011	926,158	1,428,853	12/31/2016	2,323,348	894,357	1,428,991
Loan	29.00	Port Gardner Building	1.2%	98,698	Sq. Ft.	132	L(27), YM1(89), O(4)	T-5 6/30/2017 Ann.	2,086,702	469,941	1,616,761
Loan	30.00	Hampton Inn & Suites Las Vegas	1.2%	132	Rooms	96,108	L(27), D(90), O(3)	T-12 4/30/2017	4,820,952	2,661,719	2,159,233	12/31/2016	4,737,816	2,649,731	2,088,085
Loan	31.00	Palma Sola Square & DeSoto Plaza (38)	1.2%	123,519	Sq. Ft.	100	L(28), D(88), O(4)	T-12 6/30/2017	1,424,484	380,723	1,043,761	12/31/2016	1,303,391	339,677	963,714
Property	31.01	Palma Sola Square	1.1%	116,377	Sq. Ft.	100		T-12 6/30/2017	1,336,996	348,761	988,234	12/31/2016	1,303,391	339,677	963,714
Property	31.02	DeSoto Plaza	0.1%	7,142	Sq. Ft.	105		T-12 6/30/2017	87,489	31,962	55,527
Loan	32.00	Cleveland East (36)	1.1%	500,568	Sq. Ft.	84	L(28), D(28), O(4)	T-12 4/30/2017	8,942,130	4,780,644	4,161,486	12/31/2016	8,821,455	4,564,755	4,256,701
Property	32.01	Landerbrook Corporate Center	0.8%	337,463	Sq. Ft.	87		T-12 4/30/2017	5,408,021	2,671,061	2,736,960	12/31/2016	5,327,343	2,614,493	2,712,850
Property	32.02	Metropolitan Plaza	0.3%	163,105	Sq. Ft.	77		T-12 4/30/2017	3,534,109	2,109,583	1,424,526	12/31/2016	3,494,113	1,950,262	1,543,851
Loan	33.00	Independence Park	1.1%	233,016	Sq. Ft.	50	L(27), YM1(87), O(6)	T-12 4/30/2017	1,444,082	727,753	716,329	12/31/2016	1,335,706	726,370	609,336
Loan	34.00	The Fountains	1.1%	83,300	Sq. Ft.	138	L(26), D(90), O(4)	T-12 4/30/2017	1,624,081	504,238	1,119,843	12/31/2016	1,600,013	487,160	1,112,853
Loan	35.00	Arizona Retail Portfolio	1.0%	165,282	Sq. Ft.	67	YM1(116), O(4)	T-12 6/30/2017	1,241,895	31,843	1,210,052	12/31/2016	1,241,895	38,507	1,203,388
Property	35.01	9460 E. Golf Links Road	0.3%	41,800	Sq. Ft.	81
Property	35.02	725 West Baseline Road	0.3%	40,847	Sq. Ft.	75
Property	35.03	1675 West Valencia Road	0.2%	41,672	Sq. Ft.	60
Property	35.04	1988 North Alma School Road	0.2%	40,963	Sq. Ft.	51
Loan	36.00	Mocksville Commons & Peru Marketplace	1.0%	90,352	Sq. Ft.	118	L(27), D(88), O(5)	12/31/2016	1,742,854	511,500	1,231,355	12/31/2015	1,712,554	514,827	1,197,727
Property	36.01	Peru Marketplace	0.6%	42,100	Sq. Ft.	139		12/31/2016	1,007,608	365,699	641,909	12/31/2015	968,439	360,622	607,817
Property	36.02	Mocksville Commons	0.5%	48,252	Sq. Ft.	99		12/31/2016	735,247	145,801	589,446	12/31/2015	744,115	154,205	589,910
Loan	37.00	Covance Business Center (36)	0.9%	333,600	Sq. Ft.	75	L(25), D(90), O(5)	12/31/2016	3,169,584	511,139	2,658,445	12/31/2015	2,584,321	36,055	2,548,266
Loan	38.00	19500 South Dixie Highway	0.9%	109,100	Sq. Ft.	91	L(27), D(89), O(4)	T-5 5/31/2017 Ann.	1,385,573	41,240	1,344,333	12/31/2016	1,317,345	39,056	1,278,289
Loan	39.00	Bennetts Creek Crossing	0.9%	51,623	Sq. Ft.	184	L(29), D(87), O(4)	T-12 6/30/2017	1,320,815	408,194	912,621	12/31/2016	1,270,932	405,622	865,310
Loan	40.00	4400 Broadway	0.9%	121,999	Sq. Ft.	78	L(25), D(91), O(4)	T-12 5/31/2017	1,641,906	877,872	764,034	12/31/2016	1,470,990	855,130	615,860
Loan	41.00	Hampton Inn Hilton Head	0.9%	121	Rooms	78,264	L(27), D(26), O(7)	T-12 8/31/2017	4,085,411	2,799,726	1,285,685	12/31/2016	4,191,152	2,746,753	1,444,399
Loan	42.00	Pacific Woods Apartments	0.8%	232	Units	37,069	L(25), DorYM1(92), O(3)	T-12 7/31/2017	4,389,575	1,633,275	2,756,300	12/31/2016	4,310,330	1,632,225	2,678,105
Loan	43.00	Collierville Portfolio	0.8%	303,881	Sq. Ft.	28	L(34), D(82), O(4)	T-12 9/30/2017	1,657,035	469,041	1,187,994	12/31/2016	1,495,825	530,176	965,649
Property	43.01	Ripley Oaks	0.2%	54,910	Sq. Ft.	30
Property	43.02	435 Washington	0.2%	104,172	Sq. Ft.	16

CD 2017-CD6

ANNEX A-1 - CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AND MORTGAGED PROPERTIES

				Net		Loan per Net
			% of	Rentable Area	Units	Rentable Area						Second Most	Second	Second	Second
			Initial Pool	(SF/Units	of	(SF/Units/	Prepayment Provisions	Most Recent Operating	Most Recent	Most Recent	Most Recent	Recent Operating	Most Recent	Most Recent	Most Recent
Property Flag	ID	Property Name	Balance	Rooms/Pads) (4)	Measure	Rooms/Pads) ($)(11)(12)	(# of payments) (17)(18)(19)	Statements Date	EGI ($)	Expenses($)	NOI($) (13)(14)	Statements Date	EGI($)	Expenses($)	NOI($)(14)
Property	43.03	Magnolias on Main	0.1%	29,897	Sq. Ft.	40
Property	43.04	Pecan Ridge	0.1%	48,230	Sq. Ft.	22
Property	43.05	Wilfong	0.1%	26,100	Sq. Ft.	35
Property	43.06	37 NorthStar	0.1%	10,650	Sq. Ft.	82
Property	43.07	Collierville Commerce Center	0.0%	12,150	Sq. Ft.	39
Property	43.08	Collierville Plaza	0.0%	8,311	Sq. Ft.	43
Property	43.09	Magnolia Crossing	0.0%	9,461	Sq. Ft.	30
Loan	44.00	Intech Ten	0.8%	116,414	Sq. Ft.	71	L(26), D(90), O(4)	T-12 4/30/2017	1,552,336	779,715	772,621	12/31/2016	1,479,655	784,394	695,261
Loan	45.00	Holiday Inn & Suites Albuquerque Airport	0.7%	121	Rooms	59,229	L(29), D(27), O(4)	T-12 3/31/2017	2,928,038	2,086,064	841,974	12/31/2016	2,943,045	2,015,768	927,278
Loan	46.00	Brookriver	0.7%	156,984	Sq. Ft.	45	L(25), D(91), O(4)	T-12 5/31/2017	1,624,160	794,954	829,207	12/31/2016	1,276,234	768,575	507,660
Loan	47.00	Heather Ridge Apartments	0.6%	204	Units	32,321	L(25), D(91), O(4)	T-12 8/31/2017	1,376,206	813,038	563,168	12/31/2016	1,325,983	785,232	540,750
Loan	48.00	Lakeridge Commons	0.5%	24,805	Sq. Ft.	224	L(26), D(89), O(5)	T-12 6/30/2017	707,548	173,878	533,670	12/31/2016	687,060	178,873	508,187
Loan	49.00	Amsdell - Amelia Island 2.0	0.5%	67,015	Sq. Ft.	76	L(24), D(90), O(6)	T-12 8/31/2017	837,747	283,377	554,370	12/31/2016	770,114	283,099	487,015
Loan	50.00	CityLine EZ Storage	0.5%	65,810	Sq. Ft.	77	L(24), D(92), O(4)	T-12 8/31/2017	873,652	436,338	437,314	12/31/2016	860,406	416,755	443,651
Loan	51.00	Hunters Ridge Apartments	0.4%	88	Units	50,903	L(28), D(88), O(4)	T-12 4/30/2017	903,407	338,127	565,280	12/31/2016	960,394	353,280	607,114
Loan	52.00	Airport Circle Shopping Center	0.4%	111,486	Sq. Ft.	39	L(24), D(92), O(4)	T-12 6/30/2017	906,229	282,181	624,048	12/31/2016	912,983	289,418	623,565
Loan	53.00	Walgreens Geary	0.4%	14,950	Sq. Ft.	268	L(28), D(88), O(4)					12/31/2016	396,699	61,076	335,624
Loan	54.00	Eagle and Atlantis Self Storage Portfolio	0.4%	68,470	Sq. Ft.	58	L(24), D(92), O(4)	T-12 8/31/2017	606,327	236,020	370,307	12/31/2016	582,709	233,945	348,764
Property	54.01	Atlantis Self Storage	0.2%	35,600	Sq. Ft.	69		T-12 8/31/2017	371,019	145,067	225,952	12/31/2016	347,990	139,603	208,387
Property	54.02	Eagle Self Storage	0.1%	32,870	Sq. Ft.	47		T-12 8/31/2017	235,308	90,953	144,356	12/31/2016	234,719	94,342	140,377
Loan	55.00	East Towne Plaza	0.4%	64,774	Sq. Ft.	61	L(46), D(70), O(4)	T-12 6/30/2017	585,257	146,140	439,117	12/31/2016	624,867	158,543	466,324
Loan	56.00	6600 Walmore	0.3%	158,441	Sq. Ft.	21	L(24), D(92), O(4)	12/31/2016	484,648	128,546	356,103	12/31/2015	503,037	146,935	356,103
Loan	57.00	Redeker Place	0.3%	45,158	Sq. Ft.	66	L(25), D(91), O(4)	T-12 7/31/2017	415,070	33,002	382,068	12/31/2016	406,076	32,417	373,659
Loan	58.00	West Burlington Plaza	0.2%	12,000	Sq. Ft.	175	L(47), D(69), O(4)	T-11 8/31/2017 Ann.	283,309	55,948	227,361	12/31/2016	271,562	51,759	219,803

CD 2017-CD6

ANNEX A-1 - CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AND MORTGAGED PROPERTIES

			% of	Third Most	Third	Third	Third
			Initial Pool	Recent Operating	Most Recent	Most Recent	Most Recent	Underwritten NOI	Underwritten NCF	Underwritten	Underwritten	Underwritten	Underwritten	Underwritten	Underwritten
Property Flag	ID	Property Name	Balance	Statements Date	EGI($)	Expenses($)	NOI($)(14)	Debt Yield (11)(12)	Debt Yield (11)(12)	Revenue($)	EGI($)	Expenses($)	NOI ($)(13)	Reserves($)	TI/LC($)
Loan	1.00	Headquarters Plaza (36)	7.1%	12/31/2015	38,994,350	22,377,837	16,616,513	11.6%	10.1%	41,741,848	40,091,855	22,677,675	17,414,181	1,007,537	1,207,815
Loan	2.00	U-Haul SAC Portfolios 14, 15, 17 (36)	5.6%	12/31/2015	17,723,792	5,285,273	12,438,519	10.2%	10.0%	18,873,322	18,742,353	5,626,088	13,116,265	233,421
Property	2.01	U-Haul of Medford	1.0%
Property	2.02	U-Haul Center of Salisbury	0.5%
Property	2.03	U-Haul Center North Rancho	0.5%
Property	2.04	U-Haul Lincoln Park	0.4%
Property	2.05	U-Haul of Inwood	0.4%
Property	2.06	U-Haul Center Albany	0.3%
Property	2.07	U-Haul Storage Black Rock	0.3%
Property	2.08	U-Haul Center of Rockville	0.2%
Property	2.09	U-Haul Storage Ivar Avenue	0.2%
Property	2.10	U-Haul Center of Round Rock	0.2%
Property	2.11	U-Haul Storage Glendora	0.2%
Property	2.12	U-Haul Center Texas Avenue	0.2%
Property	2.13	U-Haul Storage Tarrant Road	0.2%
Property	2.14	U-Haul Storage Hulen	0.2%
Property	2.15	U-Haul Center Beaumont	0.1%
Property	2.16	U-Haul Storage Waxahachie	0.1%
Property	2.17	U-Haul Center of Olathe	0.1%
Property	2.18	U-Haul Kings Highway	0.1%
Property	2.19	U-Haul Storage I-30	0.1%
Property	2.20	U-Haul Storage Laurelwood	0.1%
Property	2.21	U-Haul Center Downtown	0.1%
Property	2.22	U-Haul Storage Business Avenue	0.1%
Loan	3.00	Burbank Office Portfolio (36)	4.7%	12/31/2015	61,297,183	26,854,903	34,442,280	18.1%	16.7%	95,053,054	100,633,272	32,146,616	68,486,656	521,895	4,805,636
Property	3.01	Media Studios	1.8%	12/31/2015	34,265,146	12,238,933	22,026,213			39,328,220	38,654,665	13,965,771	24,688,894	231,591	1,881,414
Property	3.02	The Pointe	1.5%	12/31/2015	13,490,897	5,705,120	7,785,778			25,027,301	27,091,682	7,230,054	19,861,627	120,042	1,115,405
Property	3.03	3800 Alameda	0.9%	12/31/2015	3,574,551	5,606,062	-2,031,512			19,029,135	22,083,036	6,919,389	15,163,647	106,222	1,260,100
Property	3.04	Central Park	0.5%	12/31/2015	9,966,589	3,304,788	6,661,801			11,668,398	12,803,889	4,031,402	8,772,488	64,040	548,718
Loan	4.00	Homewood Suites Savannah	3.9%					13.5%	12.3%	9,970,758	12,341,547	6,690,855	5,650,692	493,662
Loan	5.00	Troy Officentre Portfolio	3.9%	12/31/2015	10,434,249	4,770,575	5,663,674	14.5%	12.5%	13,834,044	11,228,048	5,233,273	5,994,775	145,735	692,339
Property	5.01	East Big Beaver Road Office	2.4%	12/31/2015	6,535,331	2,944,055	3,591,276			8,350,973	7,043,383	3,242,612	3,800,771	89,363	462,526
Property	5.02	Livernois Road Office	1.5%	12/31/2015	3,898,918	1,826,521	2,072,397			5,483,071	4,184,665	1,990,661	2,194,005	56,371	229,813
Loan	6.00	Lightstone Portfolio (36)	3.8%	12/31/2015	22,876,673	14,893,393	7,983,280	14.8%	13.3%	23,999,906	24,632,063	15,034,235	9,597,828	985,283
Property	6.01	Hampton Inn & Suites Ft. Myers Beach	0.6%	12/31/2015	4,302,536	2,713,708	1,588,828			4,287,582	4,343,382	2,767,017	1,576,365	173,735
Property	6.02	aloft Rogers Bentonville	0.6%	12/31/2015	3,540,527	2,260,515	1,280,012			3,546,472	3,724,051	2,181,263	1,542,788	148,962
Property	6.03	Residence Inn Baton Rouge Siegen Lane	0.6%	12/31/2015	3,016,912	2,013,140	1,003,772			3,581,307	3,614,955	2,136,459	1,478,496	144,598
Property	6.04	Courtyard Baton Rouge Siegen Lane	0.6%	12/31/2015	3,633,436	2,816,825	816,611			3,789,357	4,013,992	2,700,191	1,313,801	160,560
Property	6.05	TownePlace Suites New Orleans Metairie	0.5%	12/31/2015	3,747,905	2,230,501	1,517,404			3,686,202	3,746,122	2,340,413	1,405,709	149,845
Property	6.06	Fairfield Inn & Suites Jonesboro	0.5%	12/31/2015	2,419,548	1,542,233	877,315			2,734,881	2,765,807	1,610,676	1,155,131	110,632
Property	6.07	TownePlace Suites Fayetteville North Springdale	0.4%	12/31/2015	2,215,809	1,316,471	899,338			2,374,106	2,423,755	1,298,217	1,125,538	96,950
Loan	7.00	Costco JFK	3.3%					9.2%	9.2%	3,463,186	3,290,027	65,801	3,224,226	3,000
Loan	8.00	Capitol Center	3.0%	12/31/2015	7,601,266	4,281,227	3,320,039	10.3%	9.0%	8,581,936	7,505,260	4,180,276	3,324,985	92,004	325,000
Loan	9.00	Hotel Mela Times Square	3.0%	12/31/2015	16,767,168	11,410,904	5,356,264	14.1%	11.8%	17,720,291	17,720,291	13,244,225	4,476,066	708,812
Loan	10.00	Tustin Centre I & II	3.0%	12/31/2015	6,440,581	3,235,107	3,205,474	15.2%	13.0%	8,511,977	8,454,385	3,665,558	4,788,827	70,740	622,720
Loan	11.00	One Imeson (38)	2.6%	12/31/2015	4,308,381	1,921,101	2,387,280	13.8%	12.6%	7,574,829	6,021,014	2,157,995	3,863,019	85,125	255,376
Loan	12.00	Salt Lake City Hotel Portfolio	2.6%					12.1%	10.9%	8,569,336	8,569,336	5,195,203	3,374,133	342,774
Property	12.01	TownePlace Suites West Valley City	1.0%							2,943,019	2,943,019	1,654,724	1,288,295	117,721
Property	12.02	Staybridge Suites Midvale	0.9%	12/31/2015	2,684,739	1,651,934	1,032,805			3,049,818	3,049,818	1,928,414	1,121,404	121,993
Property	12.03	Fairfield Inn & Suites Midvale	0.8%							2,576,499	2,576,499	1,612,065	964,434	103,060
Loan	13.00	IRG Portfolio (36)	2.6%	12/31/2015	23,461,095	14,927,748	8,533,347	11.1%	9.1%	24,361,223	22,205,025	14,219,233	7,985,792	682,074	733,750
Property	13.01	HBP Euclid	0.9%	12/31/2015	10,396,642	7,557,072	2,839,570			10,898,934	9,975,483	7,021,838	2,953,646	432,000	247,416
Property	13.02	LMA Massillon & Building E	0.6%	12/31/2015	6,568,299	4,394,087	2,174,212			6,995,448	6,610,698	4,388,060	2,222,638	70,367	194,331
Property	13.03	LMA Building D	0.5%	12/31/2015	3,654,783	1,807,766	1,847,017			3,310,707	2,578,437	1,601,494	976,942	61,879	107,928
Property	13.04	NRR Commerce	0.3%	12/31/2015	1,468,305	464,742	1,003,563			1,525,966	1,496,643	497,010	999,633	79,360	76,021
Property	13.05	Rockside Commerce	0.2%	12/31/2015	1,373,066	704,081	668,985			1,630,168	1,543,764	710,831	832,933	38,469	108,054
Loan	14.00	Station Place III (36)(38)	2.4%	12/31/2015	34,131,273	12,060,025	22,071,248	11.9%	11.0%	37,764,776	35,992,988	13,463,618	22,529,370	103,531	1,619,218
Loan	15.00	Moffett Place Building 4 (36)(37)	2.4%					12.2%	12.2%	16,449,061	17,794,328	2,240,410	15,553,919	62,870

CD 2017-CD6

ANNEX A-1 - CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AND MORTGAGED PROPERTIES

			% of	Third Most	Third	Third	Third
			Initial Pool	Recent Operating	Most Recent	Most Recent	Most Recent	Underwritten NOI	Underwritten NCF	Underwritten	Underwritten	Underwritten	Underwritten	Underwritten	Underwritten
Property Flag	ID	Property Name	Balance	Statements Date	EGI($)	Expenses($)	NOI($)(14)	Debt Yield (11)(12)	Debt Yield (11)(12)	Revenue($)	EGI($)	Expenses($)	NOI ($)(13)	Reserves($)	TI/LC($)
Loan	16.00	Corporate Woods Portfolio (36)	2.3%	12/31/2015	42,234,497	21,053,221	21,181,276	10.2%	9.0%	50,529,903	45,713,777	23,101,714	22,612,063	459,093	2,299,877
Property	16.01	Corporate Woods - Building 82	0.4%	12/31/2015	6,650,870	2,670,419	3,980,451			7,529,377	6,975,625	2,997,433	3,978,192	29,738	330,427
Property	16.02	Corporate Woods - Building 40	0.3%	12/31/2015	6,030,501	3,186,202	2,844,299			7,362,289	6,835,137	3,404,190	3,430,947	58,236	357,266
Property	16.03	Corporate Woods - Building 84	0.3%	12/31/2015	5,624,686	2,623,122	3,001,564			6,585,535	5,506,435	2,906,986	2,599,449	42,636	224,155
Property	16.04	Corporate Woods - Building 32	0.3%	12/31/2015	4,409,531	2,062,049	2,347,483			4,847,135	4,531,938	2,248,626	2,283,312	49,348	241,530
Property	16.05	Corporate Woods - Building 34	0.1%	12/31/2015	1,824,586	1,021,658	802,928			2,264,733	2,127,099	1,016,012	1,111,087	25,623	111,922
Property	16.06	Corporate Woods - Building 14	0.1%	12/31/2015	2,029,356	1,172,013	857,343			2,559,118	2,377,504	1,232,511	1,144,993	23,982	133,542
Property	16.07	Corporate Woods - Building 70	0.1%	12/31/2015	2,143,039	1,063,279	1,079,761			2,744,868	2,540,704	1,229,428	1,311,276	20,060	127,501
Property	16.08	Corporate Woods - Building 9	0.1%	12/31/2015	1,997,033	943,802	1,053,231			2,299,422	2,159,278	1,053,869	1,105,409	26,825	115,548
Property	16.09	Corporate Woods - Building 6	0.1%	12/31/2015	1,985,209	1,016,366	968,843			2,387,162	2,024,970	1,131,503	893,468	33,750	107,561
Property	16.10	Corporate Woods - Building 12	0.1%	12/31/2015	1,606,805	1,073,771	533,034			2,401,922	1,970,953	1,200,101	770,852	29,995	98,060
Property	16.11	Corporate Woods - Building 27	0.1%	12/31/2015	2,046,236	981,616	1,064,620			2,244,662	2,090,779	1,079,651	1,011,128	16,244	112,071
Property	16.12	Corporate Woods - Building 51	0.1%	12/31/2015	1,732,862	876,987	855,875			2,031,365	1,928,861	1,027,327	901,535	26,973	105,409
Property	16.13	Corporate Woods - Building 55	0.1%	12/31/2015	1,423,566	872,790	550,777			2,044,539	1,824,128	1,021,945	802,182	30,316	96,895
Property	16.14	Corporate Woods - Building 65	0.1%	12/31/2015	867,899	388,448	479,451			903,173	835,285	359,426	475,859	9,308	30,293
Property	16.15	Corporate Woods - Building 3	0.1%	12/31/2015	1,037,095	629,772	407,322			1,326,585	1,089,487	673,237	416,250	24,642	57,533
Property	16.16	Corporate Woods - Building 75	0.0%	12/31/2015	825,223	470,929	354,294			998,018	895,595	519,470	376,125	11,417	50,163
Loan	17.00	FedEx Ground - Durham	2.1%					11.5%	10.9%	2,798,868	2,658,925	79,768	2,579,157	23,698	94,790
Loan	18.00	Integrated Health Campus (36)	2.1%	12/31/2015	8,470,281	3,088,915	5,381,366	9.1%	8.1%	6,004,489	7,970,549	3,163,584	4,806,966	75,049	450,296
Loan	19.00	337 Lafayette Street	2.0%					7.4%	7.2%	1,788,550	1,738,447	143,527	1,594,920	1,717	45,877
Loan	20.00	Hampton Inn Majestic Chicago	2.0%	12/31/2015	8,893,241	5,160,979	3,732,262	14.2%	12.6%	8,827,997	8,827,997	5,772,823	3,055,174	353,120
Loan	21.00	Promenade at West End Phase II	2.0%					8.1%	8.0%	2,316,213	2,316,213	611,547	1,704,666	14,223	9,735
Loan	22.00	3600 Massie	1.9%					9.9%	9.3%	2,142,974	2,785,375	789,424	1,995,952	47,479	80,033
Loan	23.00	Colorado Center (36)	1.9%	12/31/2014	64,597,706	20,072,749	44,524,957	18.6%	17.4%	64,673,869	73,131,018	17,770,483	55,360,535	235,232	3,160,223
Loan	24.00	Sierra Center	1.8%	12/31/2015	2,246,752	572,055	1,674,697	8.9%	8.3%	2,375,619	2,298,978	609,636	1,689,343	21,038	100,182
Loan	25.00	2121 Wilshire Boulevard	1.6%					7.6%	7.2%	1,912,382	2,087,405	772,399	1,315,006	3,065	74,313
Loan	26.00	Harrison Luxury Apartments	1.5%					8.6%	8.5%	1,965,960	1,861,220	488,351	1,372,868	18,750
Loan	27.00	Gurnee Mills (36)	1.4%	12/31/2015	41,761,447	13,959,485	27,801,962	9.6%	9.0%	43,829,436	40,220,100	14,308,390	25,911,711	421,010	1,171,663
Loan	28.00	Miramar Parkway Plaza	1.3%	12/31/2015	2,210,766	764,317	1,446,449	10.7%	9.4%	2,977,707	2,626,761	1,119,248	1,507,513	38,824	143,792
Loan	29.00	Port Gardner Building	1.2%					11.8%	10.9%	2,503,912	2,326,436	792,535	1,533,901	19,740	98,698
Loan	30.00	Hampton Inn & Suites Las Vegas	1.2%	12/31/2015	4,166,007	2,528,840	1,637,167	17.0%	15.4%	4,820,962	4,820,962	2,670,481	2,150,481	192,838
Loan	31.00	Palma Sola Square & DeSoto Plaza (38)	1.2%	12/31/2015	1,381,139	354,664	1,026,475	9.3%	8.6%	1,556,679	1,524,092	371,269	1,152,823	24,704	61,760
Property	31.01	Palma Sola Square	1.1%	12/31/2015	1,381,139	354,664	1,026,475			1,414,640	1,389,155	344,048	1,045,107	23,275	58,189
Property	31.02	DeSoto Plaza	0.1%							142,039	134,937	27,221	107,715	1,428	3,571
Loan	32.00	Cleveland East (36)	1.1%	12/31/2015	7,332,501	4,455,714	2,876,786	11.6%	10.2%	10,862,760	9,717,961	4,851,848	4,866,113	74,918	499,454
Property	32.01	Landerbrook Corporate Center	0.8%	12/31/2015	4,336,154	2,362,367	1,973,787			7,180,283	6,175,693	2,721,064	3,454,629	50,452	336,349
Property	32.02	Metropolitan Plaza	0.3%	12/31/2015	2,996,347	2,093,347	903,000			3,682,477	3,542,268	2,130,783	1,411,484	24,466	163,105
Loan	33.00	Independence Park	1.1%	12/31/2015	1,712,896	725,108	987,788	9.8%	8.7%	2,101,482	1,962,415	826,758	1,135,657	45,608	82,537
Loan	34.00	The Fountains	1.1%	12/31/2015	1,478,332	483,340	994,992	9.9%	9.4%	1,856,706	1,756,444	620,923	1,135,521	12,495	41,650
Loan	35.00	Arizona Retail Portfolio	1.0%	12/31/2015	1,309,395	37,933	1,271,462	10.3%	9.0%	1,241,865	1,179,800	42,399	1,137,401	24,792	123,962
Property	35.01	9460 E. Golf Links Road	0.3%
Property	35.02	725 West Baseline Road	0.3%
Property	35.03	1675 West Valencia Road	0.2%
Property	35.04	1988 North Alma School Road	0.2%
Loan	36.00	Mocksville Commons & Peru Marketplace	1.0%	12/31/2014	1,707,319	528,176	1,179,142	12.2%	11.5%	1,988,064	1,784,090	489,013	1,295,077	25,007	50,000
Property	36.01	Peru Marketplace	0.6%	12/31/2014	1,017,034	374,202	642,832			1,220,009	1,054,438	352,278	702,160	9,601	23,298
Property	36.02	Mocksville Commons	0.5%	12/31/2014	690,285	153,974	536,311			768,055	729,652	136,735	592,917	15,406	26,702
Loan	37.00	Covance Business Center (36)	0.9%	12/31/2014	2,583,853	41,262	2,542,591	10.0%	9.9%	2,676,870	3,078,007	575,389	2,502,619	23,660
Loan	38.00	19500 South Dixie Highway	0.9%	12/31/2015	1,178,124	35,417	1,142,707	13.8%	12.6%	2,076,608	1,929,169	552,533	1,376,636	38,185	81,825
Loan	39.00	Bennetts Creek Crossing	0.9%	12/31/2015	1,232,877	392,367	840,510	10.0%	9.6%	1,581,022	1,392,171	439,485	952,686	18,584	25,812
Loan	40.00	4400 Broadway	0.9%	12/31/2015	1,287,529	896,906	390,623	10.7%	9.1%	2,139,460	1,905,226	886,152	1,019,074	24,149	129,893
Loan	41.00	Hampton Inn Hilton Head	0.9%	12/31/2015	3,790,992	2,633,895	1,157,097	15.1%	13.4%	4,156,529	4,193,445	2,759,263	1,434,182	167,738
Loan	42.00	Pacific Woods Apartments	0.8%	12/31/2015	4,068,209	1,595,324	2,472,885	32.3%	31.0%	4,564,751	4,389,575	1,610,858	2,778,717	112,288
Loan	43.00	Collierville Portfolio	0.8%	12/31/2015	1,368,165	514,795	853,370	11.6%	10.1%	1,497,167	1,497,167	516,063	981,104	60,894	66,854
Property	43.01	Ripley Oaks	0.2%
Property	43.02	435 Washington	0.2%

CD 2017-CD6

ANNEX A-1 - CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AND MORTGAGED PROPERTIES

			% of	Third Most	Third	Third	Third
			Initial Pool	Recent Operating	Most Recent	Most Recent	Most Recent	Underwritten NOI	Underwritten NCF	Underwritten	Underwritten	Underwritten	Underwritten	Underwritten	Underwritten
Property Flag	ID	Property Name	Balance	Statements Date	EGI($)	Expenses($)	NOI($)(14)	Debt Yield (11)(12)	Debt Yield (11)(12)	Revenue($)	EGI($)	Expenses($)	NOI ($)(13)	Reserves($)	TI/LC($)
Property	43.03	Magnolias on Main	0.1%
Property	43.04	Pecan Ridge	0.1%
Property	43.05	Wilfong	0.1%
Property	43.06	37 NorthStar	0.1%
Property	43.07	Collierville Commerce Center	0.0%
Property	43.08	Collierville Plaza	0.0%
Property	43.09	Magnolia Crossing	0.0%
Loan	44.00	Intech Ten	0.8%	12/31/2015	1,597,840	802,194	795,646	14.2%	12.5%	2,205,297	2,060,533	884,438	1,176,095	23,283	120,000
Loan	45.00	Holiday Inn & Suites Albuquerque Airport	0.7%	12/31/2015	2,974,788	2,054,604	920,184	12.4%	10.8%	2,928,038	2,928,038	2,039,540	888,498	117,122
Loan	46.00	Brookriver	0.7%	12/31/2015	978,638	682,570	296,068	12.3%	10.0%	2,334,453	1,676,073	816,461	859,612	29,812	128,664
Loan	47.00	Heather Ridge Apartments	0.6%	12/31/2015	1,173,134	748,193	424,941	9.1%	8.1%	1,630,368	1,372,796	775,290	597,506	61,200
Loan	48.00	Lakeridge Commons	0.5%	12/31/2015	675,954	170,644	505,310	9.3%	9.0%	726,578	690,249	171,919	518,330	3,721	13,643
Loan	49.00	Amsdell - Amelia Island 2.0	0.5%	12/31/2015	595,646	266,168	329,478	10.8%	10.6%	948,204	837,747	286,970	550,777	8,712
Loan	50.00	CityLine EZ Storage	0.5%	12/31/2015	835,826	430,297	405,529	9.0%	8.8%	1,099,192	873,652	420,406	453,246	6,581
Loan	51.00	Hunters Ridge Apartments	0.4%	12/31/2015	959,902	322,728	637,175	11.4%	10.8%	794,088	826,784	316,141	510,643	26,400
Loan	52.00	Airport Circle Shopping Center	0.4%	12/31/2015	903,158	299,293	603,865	13.1%	11.8%	906,360	861,042	299,205	561,838	18,953	34,772
Loan	53.00	Walgreens Geary	0.4%	12/31/2015	413,556	60,106	353,450	7.8%	7.7%	340,680	376,864	65,839	311,025	2,990
Loan	54.00	Eagle and Atlantis Self Storage Portfolio	0.4%	12/31/2015	556,506	234,429	322,077	8.9%	8.7%	770,269	606,327	249,515	356,812	8,919
Property	54.01	Atlantis Self Storage	0.2%	12/31/2015	321,426	141,572	179,854			464,209	371,019	156,313	214,706	4,637
Property	54.02	Eagle Self Storage	0.1%	12/31/2015	235,080	92,857	142,223			306,060	235,308	93,202	142,106	4,282
Loan	55.00	East Towne Plaza	0.4%	T-8 8/31/2015 Ann.	577,350	138,068	439,283	11.3%	10.3%	628,366	596,948	147,143	449,805	9,716	32,387
Loan	56.00	6600 Walmore	0.3%	12/31/2014	512,855	156,753	356,103	10.2%	9.9%	356,103	470,237	138,884	331,353		10,683
Loan	57.00	Redeker Place	0.3%	12/31/2015	389,948	33,057	356,890	13.4%	11.9%	458,879	435,935	34,338	401,597	12,193	31,902
Loan	58.00	West Burlington Plaza	0.2%	12/31/2015	262,565	23,952	238,613	10.3%	9.6%	285,817	271,526	55,695	215,831	1,800	12,000

CD 2017-CD6

ANNEX A-1 - CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AND MORTGAGED PROPERTIES

			% of
			Initial Pool	Underwritten	Ownership	Ground Lease	Ground Lease			Lease			Lease			Lease
Property Flag	ID	Property Name	Balance	NCF ($)	Interest	Expiration (20)	Extension Terms (20)	Largest Tenant (21)(22)(24)(25)	SF	Expiration (23)	2nd Largest Tenant (22)(25)	SF	Expiration (23)	3rd Largest Tenant (22)(24)(25)	SF	Expiration (23)
Loan	1.00	Headquarters Plaza (36)	7.1%	15,198,829	Fee Simple/Leasehold	11/11/2074	N/A	Riker, Danzig, Scherer	79,170	07/31/2025	Chartwell Consulting Group, Inc.	50,100	08/31/2021	AMC Theatres	40,000	04/30/2029
Loan	2.00	U-Haul SAC Portfolios 14, 15, 17 (36)	5.6%	12,882,844	Fee Simple
Property	2.01	U-Haul of Medford	1.0%		Fee Simple			NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
Property	2.02	U-Haul Center of Salisbury	0.5%		Fee Simple			NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
Property	2.03	U-Haul Center North Rancho	0.5%		Fee Simple			NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
Property	2.04	U-Haul Lincoln Park	0.4%		Fee Simple			NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
Property	2.05	U-Haul of Inwood	0.4%		Fee Simple			NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
Property	2.06	U-Haul Center Albany	0.3%		Fee Simple			NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
Property	2.07	U-Haul Storage Black Rock	0.3%		Fee Simple			NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
Property	2.08	U-Haul Center of Rockville	0.2%		Fee Simple			NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
Property	2.09	U-Haul Storage Ivar Avenue	0.2%		Fee Simple			NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
Property	2.10	U-Haul Center of Round Rock	0.2%		Fee Simple			NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
Property	2.11	U-Haul Storage Glendora	0.2%		Fee Simple			NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
Property	2.12	U-Haul Center Texas Avenue	0.2%		Fee Simple			NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
Property	2.13	U-Haul Storage Tarrant Road	0.2%		Fee Simple			NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
Property	2.14	U-Haul Storage Hulen	0.2%		Fee Simple			NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
Property	2.15	U-Haul Center Beaumont	0.1%		Fee Simple			NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
Property	2.16	U-Haul Storage Waxahachie	0.1%		Fee Simple			NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
Property	2.17	U-Haul Center of Olathe	0.1%		Fee Simple			NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
Property	2.18	U-Haul Kings Highway	0.1%		Fee Simple			NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
Property	2.19	U-Haul Storage I-30	0.1%		Fee Simple			NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
Property	2.20	U-Haul Storage Laurelwood	0.1%		Fee Simple			NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
Property	2.21	U-Haul Center Downtown	0.1%		Fee Simple			NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
Property	2.22	U-Haul Storage Business Avenue	0.1%		Fee Simple			NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
Loan	3.00	Burbank Office Portfolio (36)	4.7%	63,159,124	Fee Simple
Property	3.01	Media Studios	1.8%	22,575,888	Fee Simple			Kaiser Foundation Health Plan	194,145	05/31/2024	Walt Disney Pictures	149,840	05/31/2021	Yahoo	105,400	05/31/2020
Property	3.02	The Pointe	1.5%	18,626,181	Fee Simple			Legendary	105,522	10/31/2024	Warner Bros.	99,853	11/30/2025	FremantleMedia	72,328	10/31/2024
Property	3.03	3800 Alameda	0.9%	13,797,326	Fee Simple			Disney	417,731	03/27/2021	Olive & Thyme	3,684	08/31/2024	Drybar	1,800	04/30/2027
Property	3.04	Central Park	0.5%	8,159,730	Fee Simple			Turner Broadcasting	63,283	02/29/2024	Warner Bros.	62,194	06/30/2022	Machinima	18,519	12/31/2017
Loan	4.00	Homewood Suites Savannah	3.9%	5,157,030	Fee Simple			NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
Loan	5.00	Troy Officentre Portfolio	3.9%	5,156,702	Fee Simple
Property	5.01	East Big Beaver Road Office	2.4%	3,248,882	Fee Simple			DMI GC Holdings, LLC	64,484	05/31/2022	Midland Credit Management, Inc.	62,318	01/31/2024	General Physics Corporation	59,998	05/31/2018
Property	5.02	Livernois Road Office	1.5%	1,907,821	Fee Simple			St. John Providence Health Systems	43,342	10/31/2022	Aimia Proprietary U.S. LLC	36,720	04/30/2018	Urban Fulfillment Services, LLC	30,761	10/11/2025
Loan	6.00	Lightstone Portfolio (36)	3.8%	8,612,546	Fee Simple
Property	6.01	Hampton Inn & Suites Ft. Myers Beach	0.6%	1,402,630	Fee Simple			NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
Property	6.02	aloft Rogers Bentonville	0.6%	1,393,826	Fee Simple			NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
Property	6.03	Residence Inn Baton Rouge Siegen Lane	0.6%	1,333,898	Fee Simple			NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
Property	6.04	Courtyard Baton Rouge Siegen Lane	0.6%	1,153,241	Fee Simple			NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
Property	6.05	TownePlace Suites New Orleans Metairie	0.5%	1,255,864	Fee Simple			NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
Property	6.06	Fairfield Inn & Suites Jonesboro	0.5%	1,044,499	Fee Simple			NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
Property	6.07	TownePlace Suites Fayetteville North Springdale	0.4%	1,028,588	Fee Simple			NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
Loan	7.00	Costco JFK	3.3%	3,221,226	Fee Simple			Costco	149,384	09/30/2032	Zwanger-Pesiri Radiology	12,000	09/30/2032	NAP	NAP	NAP
Loan	8.00	Capitol Center	3.0%	2,907,981	Fee Simple			SC Department of Administration	65,908	06/30/2020	Haynsworth Sinkler Boyd	40,798	02/28/2029	BB&T	35,000	06/30/2024
Loan	9.00	Hotel Mela Times Square	3.0%	3,767,254	Fee Simple			NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
Loan	10.00	Tustin Centre I & II	3.0%	4,095,367	Fee Simple			RCOC (Regional Center of OC)	82,042	11/30/2020	Universal Protection	40,454	07/09/2022	Orange Coast Title	24,445	07/31/2023
Loan	11.00	One Imeson (38)	2.6%	3,522,518	Fee Simple			Bacardi U.S.A., Inc.	392,685	05/31/2018	Venus Fashion, Inc.	315,151	06/30/2022	Samsonite LLC	294,036	04/30/2019
Loan	12.00	Salt Lake City Hotel Portfolio	2.6%	3,031,359	Fee Simple
Property	12.01	TownePlace Suites West Valley City	1.0%	1,170,574	Fee Simple			NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
Property	12.02	Staybridge Suites Midvale	0.9%	999,411	Fee Simple			NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
Property	12.03	Fairfield Inn & Suites Midvale	0.8%	861,375	Fee Simple			NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
Loan	13.00	IRG Portfolio (36)	2.6%	6,569,969	Fee Simple
Property	13.01	HBP Euclid	0.9%	2,274,230	Fee Simple			Eaton Corporation	458,638	02/28/2031	Tremco Incorporated	298,175	11/30/2027	Turbine Engine Components	219,474	11/30/2020
Property	13.02	LMA Massillon & Building E	0.6%	1,957,941	Fee Simple			Meggitt Aircraft Braking	462,726	12/31/2030	The Step2 Company	224,856	05/19/2023	Greenstar Mid-America	192,000	05/14/2022
Property	13.03	LMA Building D	0.5%	807,136	Fee Simple			Trelleborg Wheel Systems	219,382	10/31/2023	Imperial Electric	126,925	12/31/2020	Huntington National Bank	67,600	12/31/2017
Property	13.04	NRR Commerce	0.3%	844,251	Fee Simple			Kellogg Sales Company	173,711	05/31/2019	Cattron-Theimeg, Inc.	82,289	10/31/2024	NAP	NAP	NAP
Property	13.05	Rockside Commerce	0.2%	686,411	Fee Simple			Keystone Automotive	151,796	05/31/2020	Wellsville Carpet Town	70,627	01/31/2018	DAR-TECH, Inc.	69,516	06/23/2020
Loan	14.00	Station Place III (36)(38)	2.4%	20,806,621	Fee Simple			U.S. Securities and Exchange Commission	209,530	02/28/2021	Kaiser Foundation Health Plan, Inc.	206,875	06/30/2024	American Chemistry Council	93,168	12/31/2025
Loan	15.00	Moffett Place Building 4 (36)(37)	2.4%	15,491,048	Fee Simple			Google Inc.	314,352	11/30/2028	NAP	NAP	NAP	NAP	NAP	NAP

CD 2017-CD6

ANNEX A-1 - CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AND MORTGAGED PROPERTIES

			% of
			Initial Pool	Underwritten	Ownership	Ground Lease	Ground Lease			Lease			Lease			Lease
Property Flag	ID	Property Name	Balance	NCF ($)	Interest	Expiration (20)	Extension Terms (20)	Largest Tenant (21)(22)(24)(25)	SF	Expiration (23)	2nd Largest Tenant (22)(25)	SF	Expiration (23)	3rd Largest Tenant (22)(24)(25)	SF	Expiration (23)
Loan	16.00	Corporate Woods Portfolio (36)	2.3%	19,853,093	Fee Simple
Property	16.01	Corporate Woods - Building 82	0.4%	3,618,028	Fee Simple			PNC Bank National Association	159,270	10/31/2019	Lathrop & Gage, LLP.	39,993	01/31/2023	Berkley Insurance Company	10,051	09/30/2022
Property	16.02	Corporate Woods - Building 40	0.3%	3,015,444	Fee Simple			Coventry Health Care of Kansas, Inc.	69,640	12/31/2023	QC Holdings, Inc.	39,022	10/31/2017	Sanders Warren & Russell LLP	19,774	01/31/2021
Property	16.03	Corporate Woods - Building 84	0.3%	2,332,658	Fee Simple			Scoular Company	37,432	08/31/2020	Hovey Williams LLP	20,990	11/30/2019	McDonald’s Corporation	14,561	07/31/2020
Property	16.04	Corporate Woods - Building 32	0.3%	1,992,435	Fee Simple			Amerigroup Corp. & Amerigroup Kansas, Inc.	39,056	12/31/2020	Pharmion LLC	29,591	01/31/2018	Foulston Siefkin LLP	19,871	04/30/2022
Property	16.05	Corporate Woods - Building 34	0.1%	973,541	Fee Simple			TMFS Holdings, LLC	33,100	03/01/2027	Vendor Credentialing Service LLC dba symplr	30,823	08/31/2024	Ace American Insurance Company dba Chubb Ins	16,550	12/31/2021
Property	16.06	Corporate Woods - Building 14	0.1%	987,468	Fee Simple			Propharma Group, Inc.	16,218	02/28/2021	Anesthesia Associates of KC Inc	12,564	09/30/2018	Transport Funding, LLC	9,430	06/30/2022
Property	16.07	Corporate Woods - Building 70	0.1%	1,163,715	Fee Simple			Compass Minerals International, Inc.	60,699	02/29/2020	Selective Site Consultants, Inc.	17,585	02/28/2018	Unitas Global	8,665	01/31/2025
Property	16.08	Corporate Woods - Building 9	0.1%	963,037	Fee Simple			University of Kansas Hospital Authority	16,785	08/31/2018	Cinema Scene Mrktg & Promo LLC	10,722	04/30/2022	Perfect Output of Kansas City, LLC	7,614	09/30/2018
Property	16.09	Corporate Woods - Building 6	0.1%	752,156	Fee Simple			National Crop Insurance Services, Inc.	18,522	09/30/2019	HYLA Technology Solutions, LLC fka E-Recycling, LLC	18,522	03/31/2019	Physicians Business Network, Inc.	18,522	08/31/2020
Property	16.10	Corporate Woods - Building 12	0.1%	642,797	Fee Simple			Lansing Trade Group, LLC	44,496	01/31/2018	Massachusetts Mutual Life Insurance Company	12,418	11/30/2023	Go Local LLC	8,697	12/31/2019
Property	16.11	Corporate Woods - Building 27	0.1%	882,814	Fee Simple			CSC Covansys Corporation	16,550	03/31/2022	Agrex Inc	16,550	03/31/2018	Overland Solutions Inc	16,550	04/30/2020
Property	16.12	Corporate Woods - Building 51	0.1%	769,152	Fee Simple			RGN-Overland Park I, LLC	15,796	05/31/2020	The IMA Financial Group Inc	15,783	12/31/2022	Fisher, Patterson, Sayler & Smith, LLP	8,205	06/30/2022
Property	16.13	Corporate Woods - Building 55	0.1%	674,971	Fee Simple			Emerson Electric Co.	10,073	03/31/2020	Mersoft Corporation	5,433	03/31/2021	York Risk Services Holding Corp.	5,170	01/31/2021
Property	16.14	Corporate Woods - Building 65	0.1%	436,257	Fee Simple			Garozzo’s III, Inc.	5,575	09/30/2021	First Watch of Kansas, Inc.	4,431	09/30/2020	Aspen Salon & Spa	3,352	02/29/2024
Property	16.15	Corporate Woods - Building 3	0.1%	334,075	Fee Simple			DeMars Pension Consulting Services, Inc.	10,247	09/30/2021	Liberty Mutual Insurance Company	6,275	02/28/2022	USA Adventures of Kansas, LLC	4,969	03/31/2019
Property	16.16	Corporate Woods - Building 75	0.0%	314,544	Fee Simple			Multi Service Technology Solutions, Inc.	12,182	11/30/2017	United Wisconsin Insurance Company	4,931	06/30/2022	Strategic AR LLC	4,850	10/01/2022
Loan	17.00	FedEx Ground - Durham	2.1%	2,460,669	Fee Simple			FedEx Ground Package System, Inc.	236,976	03/31/2032	NAP	NAP	NAP	NAP	NAP	NAP
Loan	18.00	Integrated Health Campus (36)	2.1%	4,281,621	Fee Simple			Orthopedic Associates of Allentown, LTD. D/B/A - Orthopedic Specialists	116,617	06/30/2026	St Luke’s Hospital of Bethlehem, Pennsylvania D/B/A St. Luke’s University Health Network	50,114	09/30/2028	Lehigh Valley Health Network	39,857	06/30/2026
Loan	19.00	337 Lafayette Street	2.0%	1,547,326	Fee Simple			Kith	11,445	01/31/2038	NAP	NAP	NAP	NAP	NAP	NAP
Loan	20.00	Hampton Inn Majestic Chicago	2.0%	2,702,054	Fee Simple			NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
Loan	21.00	Promenade at West End Phase II	2.0%	1,680,707	Fee Simple			Nike	11,994	01/31/2021	The Gap, Inc.	7,505	11/30/2025	Banana Republic, LLC	7,460	11/30/2025
Loan	22.00	3600 Massie	1.9%	1,868,440	Fee Simple			Nor-Cal Beverage Co.	474,792	03/31/2031	NAP	NAP	NAP	NAP	NAP	NAP
Loan	23.00	Colorado Center (36)	1.9%	51,965,081	Fee Simple			HULU	261,823	11/15/2021	Edmunds.com	197,812	01/31/2028	Kite Pharma, Inc.	159,310	07/31/2032
Loan	24.00	Sierra Center	1.8%	1,568,123	Fee Simple			Food 4 Less of California, Inc.	53,470	07/31/2022	Bob’s Discount Furniture	23,500	12/01/2027	Party City Corporation	10,147	12/31/2019
Loan	25.00	2121 Wilshire Boulevard	1.6%	1,237,628	Fee Simple			Santa Monica Surgical Partners	15,369	04/30/2022	Westside Internal Medicine	5,731	09/10/2022	University Foot & Ankle	5,053	10/31/2024
Loan	26.00	Harrison Luxury Apartments	1.5%	1,354,118	Fee Simple			NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
Loan	27.00	Gurnee Mills (36)	1.4%	24,319,037	Fee Simple			Sears Grand	201,439	04/30/2019	Bass Pro Shops Outdoor	137,201	08/31/2018	Macy’s	130,000	01/31/2039
Loan	28.00	Miramar Parkway Plaza	1.3%	1,324,897	Fee Simple			Presidente Supermarket #35, Inc.	42,500	06/10/2034	ALS Education, Inc.	14,120	06/30/2023	Zoo Miramar, LLC dba Zoo Health Club	10,727	07/01/2025
Loan	29.00	Port Gardner Building	1.2%	1,415,463	Fee Simple			Funko	85,823	01/31/2027	Wells Fargo	5,152	12/31/2018	NAP	NAP	NAP
Loan	30.00	Hampton Inn & Suites Las Vegas	1.2%	1,957,643	Fee Simple			NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
Loan	31.00	Palma Sola Square & DeSoto Plaza (38)	1.2%	1,066,359	Fee Simple
Property	31.01	Palma Sola Square	1.1%	963,643	Fee Simple			Winn Dixie	50,000	7/31/2021	YMCA	18,233	6/30/2021	Heather & David Dunham dba Redzone	4,264	12/31/2020
Property	31.02	DeSoto Plaza	0.1%	102,716	Fee Simple			Peaches Restaurant	2,400	10/30/2024	VC Holdings	1,600	7/1/2032	Scissors Hair Salon	1,092	12/31/2019
Loan	32.00	Cleveland East (36)	1.1%	4,291,741	Fee Simple
Property	32.01	Landerbrook Corporate Center	0.8%	3,067,827	Fee Simple			Progressive Insurance	114,448	01/31/2023	Park Place Technologies, LLC	51,356	11/30/2022	ONX USA LLC	23,464	03/31/2019
Property	32.02	Metropolitan Plaza	0.3%	1,223,913	Fee Simple			Victoria Fire & Casualty Co.	86,183	09/30/2020	COVERMYMEDS LLC	20,896	01/31/2026	Sedlak Management Consultants	12,300	04/30/2019
Loan	33.00	Independence Park	1.1%	1,007,512	Fee Simple	10/06/2018	7 - 5yr	Wal-Mart #1873	167,151	11/15/2026	American Freight Furniture	20,045	10/30/2027	Planet Fitness	17,000	07/31/2027
Loan	34.00	The Fountains	1.1%	1,081,376	Fee Simple			Laufer & Ross Palm Harbor Plastic Surgery	6,140	07/31/2019	Burlington Mattress Co., LLC	5,022	01/31/2022	FLME, Inc. dba Massage Envy	3,512	03/14/2020
Loan	35.00	Arizona Retail Portfolio	1.0%	988,647	Fee Simple
Property	35.01	9460 E. Golf Links Road	0.3%		Fee Simple			Safeway	41,800	09/28/2022	NAP	NAP	NAP	NAP	NAP	NAP
Property	35.02	725 West Baseline Road	0.3%		Fee Simple			Food City/Basha’s	40,847	02/29/2024	NAP	NAP	NAP	NAP	NAP	NAP
Property	35.03	1675 West Valencia Road	0.2%		Fee Simple			Fallas Paredes	21,038	06/30/2019	99 Cents Only	20,634	01/31/2019	NAP	NAP	NAP
Property	35.04	1988 North Alma School Road	0.2%		Fee Simple			Big Lots	40,963	01/31/2019	NAP	NAP	NAP	NAP	NAP	NAP
Loan	36.00	Mocksville Commons & Peru Marketplace	1.0%	1,220,070	Fee Simple
Property	36.01	Peru Marketplace	0.6%	669,261	Fee Simple			Petsmart, Inc	12,170	07/15/2020	Rent A Center East, Inc	4,200	04/30/2018	Aspen Dental Management, Inc	3,300	11/30/2021
Property	36.02	Mocksville Commons	0.5%	550,809	Fee Simple			Dollar Tree	8,000	02/28/2021	Jin Jin Chinese Restaurant (Jun Kun Xiao)	4,800	12/31/2018	Rent A Center	4,757	08/31/2022
Loan	37.00	Covance Business Center (36)	0.9%	2,478,959	Fee Simple			Covance	333,600	12/31/2025	NAP	NAP	NAP	NAP	NAP	NAP
Loan	38.00	19500 South Dixie Highway	0.9%	1,256,626	Fee Simple			Alorica, Inc.	109,100	03/31/2023	NAP	NAP	NAP	NAP	NAP	NAP
Loan	39.00	Bennetts Creek Crossing	0.9%	908,290	Fee Simple			La Parilla Mexican Grill	4,200	06/30/2018	Long & Foster Realtors	3,957	08/31/2018	Enoch’s Eye Care, PLLC	3,060	12/31/2023
Loan	40.00	4400 Broadway	0.9%	865,033	Fee Simple			Bank of Tucson	14,298	06/30/2024	Breault Research Organization, INC	13,219	08/31/2023	Pride Fit Club	8,045	07/31/2022
Loan	41.00	Hampton Inn Hilton Head	0.9%	1,266,444	Fee Simple			NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
Loan	42.00	Pacific Woods Apartments	0.8%	2,666,429	Fee Simple			NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
Loan	43.00	Collierville Portfolio	0.8%	853,356	Fee Simple
Property	43.01	Ripley Oaks	0.2%		Fee Simple			Dwelling Place Church, Inc.	14,250	02/28/2021	Nadine’s Dance Studio	7,650	08/31/2020	Fields, Lula	5,480	01/31/2018
Property	43.02	435 Washington	0.2%		Fee Simple			Well’s Building Supply	33,262	06/30/2020	G.L. Huyett	30,000	03/31/2020	Gymstars, LLC	18,000	11/30/2022

CD 2017-CD6

ANNEX A-1 - CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AND MORTGAGED PROPERTIES

			% of
			Initial Pool	Underwritten	Ownership	Ground Lease	Ground Lease			Lease			Lease			Lease
Property Flag	ID	Property Name	Balance	NCF ($)	Interest	Expiration (20)	Extension Terms (20)	Largest Tenant (21)(22)(24)(25)	SF	Expiration (23)	2nd Largest Tenant (22)(25)	SF	Expiration (23)	3rd Largest Tenant (22)(24)(25)	SF	Expiration (23)
Property	43.03	Magnolias on Main	0.1%		Fee Simple			FBSciences	4,100	11/30/2017	Hart Properties Group	1,560	01/31/2019	Smith & Smith, CPA’s	1,400	08/31/2019
Property	43.04	Pecan Ridge	0.1%		Fee Simple			Pyramex Safety Products, LLC	22,200	12/31/2018	Veracity Medical Solutions, LLC	18,000	06/30/2018	Southern Architectural Sales LLC	8,030	12/31/2017
Property	43.05	Wilfong	0.1%		Fee Simple			First Care Ambulance. LLC	13,500	12/31/2017	ICON Collision Services, LLC	12,600	07/31/2021	NAP	NAP	NAP
Property	43.06	37 NorthStar	0.1%		Fee Simple			Service King Paint & Body, LLC	10,650	09/24/2021	NAP	NAP	NAP	NAP	NAP	NAP
Property	43.07	Collierville Commerce Center	0.0%		Fee Simple			System Specialists, Inc.	3,576	01/31/2021	Christian Faith and Pray Church	1,831	MTM	Gambrell, Antonia	1,720	11/30/2021
Property	43.08	Collierville Plaza	0.0%		Fee Simple			Granberry, Daniel	1,940	04/30/2018	Night Owl T-Shirt Quilts	1,200	10/31/2018	Allied Termite and Pest Control, Inc.	1,200	10/31/2019
Property	43.09	Magnolia Crossing	0.0%		Fee Simple			C & M Cabinets & Granite	9,461	08/31/2020	NAP	NAP	NAP	NAP	NAP	NAP
Loan	44.00	Intech Ten	0.8%	1,032,812	Fee Simple			IU Health	65,199	04/01/2022	State Farm Insurance	13,250	11/20/2018	Connections Education	8,235	06/30/2021
Loan	45.00	Holiday Inn & Suites Albuquerque Airport	0.7%	771,376	Fee Simple			NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
Loan	46.00	Brookriver	0.7%	701,136	Fee Simple			Lereta LLC	23,705	08/31/2023	Outsource Partners International, Inc	13,026	10/31/2019	Vantage Benefits Administrators, Inc.	12,369	11/30/2022
Loan	47.00	Heather Ridge Apartments	0.6%	536,306	Fee Simple			NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
Loan	48.00	Lakeridge Commons	0.5%	500,967	Fee Simple			The Matador	3,196	08/31/2020	Venetian Nails	2,888	01/31/2023	The Luggage Shop	2,709	06/30/2022
Loan	49.00	Amsdell - Amelia Island 2.0	0.5%	542,065	Fee Simple			NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
Loan	50.00	CityLine EZ Storage	0.5%	446,665	Fee Simple			NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
Loan	51.00	Hunters Ridge Apartments	0.4%	484,243	Fee Simple			NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
Loan	52.00	Airport Circle Shopping Center	0.4%	508,113	Fee Simple			Pennsauken Foods, LLC	60,915	02/28/2024	Super Dollar City	33,612	08/31/2026	Olympia Sports	7,174	03/31/2020
Loan	53.00	Walgreens Geary	0.4%	308,035	Fee Simple			Walgreens Co., Inc.	14,950	08/31/2020	NAP	NAP	NAP	NAP	NAP	NAP
Loan	54.00	Eagle and Atlantis Self Storage Portfolio	0.4%	347,893	Fee Simple
Property	54.01	Atlantis Self Storage	0.2%	210,069	Fee Simple			NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
Property	54.02	Eagle Self Storage	0.1%	137,824	Fee Simple			NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
Loan	55.00	East Towne Plaza	0.4%	407,701	Fee Simple			Food Lion, LLC	35,864	05/10/2026	The County School Brd of Henrico	6,736	07/31/2018	Aaron’s, Inc.	5,250	07/28/2019
Loan	56.00	6600 Walmore	0.3%	320,670	Fee Simple			Saint-Gobain	158,441	09/30/2027	NAP	NAP	NAP	NAP	NAP	NAP
Loan	57.00	Redeker Place	0.3%	357,502	Fee Simple			Iron Mountain Inc.	45,158	10/31/2022	NAP	NAP	NAP	NAP	NAP	NAP
Loan	58.00	West Burlington Plaza	0.2%	202,031	Fee Simple			USCOC of Greater Iowa, LLC	3,760	03/31/2021	Subway Real Estate LLC	1,600	02/28/2019	GameStop, Inc	1,600	01/31/2018

CD 2017-CD6

ANNEX A-1 - CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AND MORTGAGED PROPERTIES

			% of									Upfront	Monthly	Upfront	Monthly
			Initial Pool			Lease			Lease		Occupancy	Replacement	Replacement	TI/LC	TI/LC
Property Flag	ID	Property Name	Balance	4th Largest Tenant (25)	SF	Expiration (23)	5th Largest Tenant (22)(24)	SF	Expiration (23)	Occupancy (4)(26)	As-of Date	Reserves($)(28)	Reserves ($)(29)(31)	Reserves ($)(28)	Reserves ($)(29)
Loan	1.00	Headquarters Plaza (36)	7.1%	Duff & Phelps, LLC	33,000	05/31/2028	Graham, Curtin & Sheridan, P.A.	33,000	06/30/2022	91.8%	08/01/2017		15,843		125,000
Loan	2.00	U-Haul SAC Portfolios 14, 15, 17 (36)	5.6%							94.0%	07/31/2017	116,711	Springing
Property	2.01	U-Haul of Medford	1.0%	NAP	NAP	NAP	NAP	NAP	NAP	94.7%	07/31/2017
Property	2.02	U-Haul Center of Salisbury	0.5%	NAP	NAP	NAP	NAP	NAP	NAP	97.0%	07/31/2017
Property	2.03	U-Haul Center North Rancho	0.5%	NAP	NAP	NAP	NAP	NAP	NAP	96.2%	07/31/2017
Property	2.04	U-Haul Lincoln Park	0.4%	NAP	NAP	NAP	NAP	NAP	NAP	93.6%	07/31/2017
Property	2.05	U-Haul of Inwood	0.4%	NAP	NAP	NAP	NAP	NAP	NAP	99.0%	07/31/2017
Property	2.06	U-Haul Center Albany	0.3%	NAP	NAP	NAP	NAP	NAP	NAP	98.3%	07/31/2017
Property	2.07	U-Haul Storage Black Rock	0.3%	NAP	NAP	NAP	NAP	NAP	NAP	93.4%	07/31/2017
Property	2.08	U-Haul Center of Rockville	0.2%	NAP	NAP	NAP	NAP	NAP	NAP	98.5%	07/31/2017
Property	2.09	U-Haul Storage Ivar Avenue	0.2%	NAP	NAP	NAP	NAP	NAP	NAP	95.4%	07/31/2017
Property	2.10	U-Haul Center of Round Rock	0.2%	NAP	NAP	NAP	NAP	NAP	NAP	90.7%	07/31/2017
Property	2.11	U-Haul Storage Glendora	0.2%	NAP	NAP	NAP	NAP	NAP	NAP	97.8%	07/31/2017
Property	2.12	U-Haul Center Texas Avenue	0.2%	NAP	NAP	NAP	NAP	NAP	NAP	98.2%	07/31/2017
Property	2.13	U-Haul Storage Tarrant Road	0.2%	NAP	NAP	NAP	NAP	NAP	NAP	91.8%	07/31/2017
Property	2.14	U-Haul Storage Hulen	0.2%	NAP	NAP	NAP	NAP	NAP	NAP	92.5%	07/31/2017
Property	2.15	U-Haul Center Beaumont	0.1%	NAP	NAP	NAP	NAP	NAP	NAP	94.8%	07/31/2017
Property	2.16	U-Haul Storage Waxahachie	0.1%	NAP	NAP	NAP	NAP	NAP	NAP	98.8%	07/31/2017
Property	2.17	U-Haul Center of Olathe	0.1%	NAP	NAP	NAP	NAP	NAP	NAP	95.8%	07/31/2017
Property	2.18	U-Haul Kings Highway	0.1%	NAP	NAP	NAP	NAP	NAP	NAP	98.3%	07/31/2017
Property	2.19	U-Haul Storage I-30	0.1%	NAP	NAP	NAP	NAP	NAP	NAP	82.6%	07/31/2017
Property	2.20	U-Haul Storage Laurelwood	0.1%	NAP	NAP	NAP	NAP	NAP	NAP	94.9%	07/31/2017
Property	2.21	U-Haul Center Downtown	0.1%	NAP	NAP	NAP	NAP	NAP	NAP	71.9%	07/31/2017
Property	2.22	U-Haul Storage Business Avenue	0.1%	NAP	NAP	NAP	NAP	NAP	NAP	89.0%	07/31/2017
Loan	3.00	Burbank Office Portfolio (36)	4.7%							92.4%	08/31/2017		Springing	14,151,048	Springing
Property	3.01	Media Studios	1.8%	Hasbro	80,000	01/31/2027	TiVo Corporation	61,732	06/30/2019	85.9%	08/31/2017
Property	3.02	The Pointe	1.5%	KCETLink	58,574	12/31/2023	CBS Interactive	47,847	11/30/2022	95.6%	08/31/2017
Property	3.03	3800 Alameda	0.9%	Management Office	1,673	12/31/2027	NAP	NAP	NAP	100.0%	08/31/2017
Property	3.04	Central Park	0.5%	Barrister Executive Suites	18,505	12/31/2021	White Horse Capital	10,740	02/28/2022	97.3%	08/31/2017
Loan	4.00	Homewood Suites Savannah	3.9%	NAP	NAP	NAP	NAP	NAP	NAP	95.0%	08/31/2017		2.0% of Projected Rents for the Property for the prior month for the Payment Dates occuring in September 2017 through August 2019; of 3.0% of Rents for the Property for the prior month for the Payment Dates occuring in September 2019 through August 2020; thereafter 4.0% of Rents for the Property for the prior month.
Loan	5.00	Troy Officentre Portfolio	3.9%							78.6%	08/31/2017		21,860	1,750,000	63,759
Property	5.01	East Big Beaver Road Office	2.4%	S&P Data Michigan LLC	32,204	01/31/2018	J.D. Power and Associates	31,149	07/31/2021	82.4%	08/31/2017
Property	5.02	Livernois Road Office	1.5%	Canadian National Railway Company	9,324	08/31/2022	Accretive Solutions-Detroit, Inc	8,062	09/30/2022	72.6%	08/31/2017
Loan	6.00	Lightstone Portfolio (36)	3.8%							77.5%	04/30/2017		Borrower shall be required to deposit the greater of (i) (a) 1.0% of the total revenues from the First Payment Date through August 6, 2018, (b) 2.0% from September 6, 2018 through August 6, 2019, (c) 4.0% thereafter, (ii) the amount due under the management agreement and (iii) the amount due under the franchise agreement for FF&E Work
Property	6.01	Hampton Inn & Suites Ft. Myers Beach	0.6%	NAP	NAP	NAP	NAP	NAP	NAP	78.4%	04/30/2017
Property	6.02	aloft Rogers Bentonville	0.6%	NAP	NAP	NAP	NAP	NAP	NAP	58.2%	04/30/2017
Property	6.03	Residence Inn Baton Rouge Siegen Lane	0.6%	NAP	NAP	NAP	NAP	NAP	NAP	89.6%	04/30/2017
Property	6.04	Courtyard Baton Rouge Siegen Lane	0.6%	NAP	NAP	NAP	NAP	NAP	NAP	82.6%	04/30/2017
Property	6.05	TownePlace Suites New Orleans Metairie	0.5%	NAP	NAP	NAP	NAP	NAP	NAP	81.6%	04/30/2017
Property	6.06	Fairfield Inn & Suites Jonesboro	0.5%	NAP	NAP	NAP	NAP	NAP	NAP	82.3%	04/30/2017
Property	6.07	TownePlace Suites Fayetteville North Springdale	0.4%	NAP	NAP	NAP	NAP	NAP	NAP	72.6%	04/30/2017
Loan	7.00	Costco JFK	3.3%	NAP	NAP	NAP	NAP	NAP	NAP	100.0%	10/20/2017		Springing
Loan	8.00	Capitol Center	3.0%	SC Department of Insurance	28,165	02/28/2021	SC Department of Commerce	27,927	03/31/2023	87.2%	08/31/2017		7,667	394,901	29,167
Loan	9.00	Hotel Mela Times Square	3.0%	NAP	NAP	NAP	NAP	NAP	NAP	94.2%	08/31/2017		30,670
Loan	10.00	Tustin Centre I & II	3.0%	Watten, Discoe & Bassett	12,335	05/31/2020	Branch Banking and Trust Co.	10,576	08/31/2020	98.8%	07/11/2017		Springing	1,656,921	Springing
Loan	11.00	One Imeson (38)	2.6%	Komyo America Co., Inc.	284,560	03/31/2020	Green Mountain Corporation	59,272	06/30/2022	81.3%	07/31/2017		7,094	2,250,000	21,281
Loan	12.00	Salt Lake City Hotel Portfolio	2.6%							77.9%	08/31/2017		13,885
Property	12.01	TownePlace Suites West Valley City	1.0%	NAP	NAP	NAP	NAP	NAP	NAP	80.6%	08/31/2017
Property	12.02	Staybridge Suites Midvale	0.9%	NAP	NAP	NAP	NAP	NAP	NAP	81.1%	08/31/2017
Property	12.03	Fairfield Inn & Suites Midvale	0.8%	NAP	NAP	NAP	NAP	NAP	NAP	71.8%	08/31/2017
Loan	13.00	IRG Portfolio (36)	2.6%							83.6%	06/27/2017		32,301	500,000	44,583
Property	13.01	HBP Euclid	0.9%	Premium Steel Sales	100,000	12/31/2017	North American Plastics	70,097	06/30/2022	78.2%	06/27/2017
Property	13.02	LMA Massillon & Building E	0.6%	NAP	NAP	NAP	NAP	NAP	NAP	100.0%	06/27/2017
Property	13.03	LMA Building D	0.5%	Simply Canvas, Inc.	43,621	12/31/2019	Prospect Mold & Die	22,350	01/31/2019	65.6%	06/27/2017
Property	13.04	NRR Commerce	0.3%	NAP	NAP	NAP	NAP	NAP	NAP	100.0%	06/27/2017
Property	13.05	Rockside Commerce	0.2%	HSN Catalog Services	30,000	05/31/2020	Suntwist Corp.	29,602	11/30/2018	94.0%	06/27/2017
Loan	14.00	Station Place III (36)(38)	2.4%	Pritchard Industries, Inc.	833	12/31/2018	NAP	NAP	NAP	98.6%	09/01/2017	8,628	8,628		Springing
Loan	15.00	Moffett Place Building 4 (36)(37)	2.4%	NAP	NAP	NAP	NAP	NAP	NAP	100.0%	11/06/2017

CD 2017-CD6

ANNEX A-1 - CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AND MORTGAGED PROPERTIES

			% of									Upfront	Monthly	Upfront	Monthly
			Initial Pool			Lease			Lease		Occupancy	Replacement	Replacement	TI/LC	TI/LC
Property Flag	ID	Property Name	Balance	4th Largest Tenant (25)	SF	Expiration (23)	5th Largest Tenant (22)(24)	SF	Expiration (23)	Occupancy (4)(26)	As-of Date	Reserves($)(28)	Reserves ($)(29)(31)	Reserves ($)(28)	Reserves ($)(29)
Loan	16.00	Corporate Woods Portfolio (36)	2.3%							92.7%	05/31/2017		38,258	7,500,000	Springing
Property	16.01	Corporate Woods - Building 82	0.4%	Lincoln National Life Insurance Company	8,127	08/31/2021	Toyota Motor Credit Corporation	8,102	03/31/2018	98.2%	05/31/2017
Property	16.02	Corporate Woods - Building 40	0.3%	Spencer Fane LLP	16,157	11/30/2019	Searles Valley Minerals Operations, Inc.	14,872	02/29/2020	96.8%	05/31/2017
Property	16.03	Corporate Woods - Building 84	0.3%	Sirius Computer Solutions, Inc	13,338	07/31/2021	Met Life Agricultural Inv.	12,997	05/31/2019	83.1%	05/31/2017
Property	16.04	Corporate Woods - Building 32	0.3%	Time Warner Cable Midwest LLC	19,871	12/31/2020	Ascension Insurance, Inc.	13,671	05/31/2019	98.5%	05/31/2017
Property	16.05	Corporate Woods - Building 34	0.1%	KBP Investments Inc.	16,550	06/30/2023	NAP	NAP	NAP	100.0%	05/31/2017
Property	16.06	Corporate Woods - Building 14	0.1%	Zoom Video Communications, Inc.	9,176	10/31/2019	Performance Technologies Inc	7,886	06/30/2018	96.7%	05/31/2017
Property	16.07	Corporate Woods - Building 70	0.1%	Pershing Yoakley & Associates, P.C.	3,595	02/28/2018	Synergy Search Group, LLC	2,386	09/30/2022	94.6%	05/31/2017
Property	16.08	Corporate Woods - Building 9	0.1%	Oracle America, Inc.	6,179	03/31/2022	Paragon Capital Management	6,023	03/31/2027	92.7%	05/31/2017
Property	16.09	Corporate Woods - Building 6	0.1%	Affinis Corp	9,614	02/28/2023	The Nolan Company	6,827	02/28/2022	83.8%	05/31/2017
Property	16.10	Corporate Woods - Building 12	0.1%	AECOM	5,445	11/30/2018	Couch Pierce King & Wharton Chartered	2,630	07/31/2020	80.6%	05/31/2017
Property	16.11	Corporate Woods - Building 27	0.1%	RubinBrown LLP	13,261	01/31/2019	Apex Systems, Inc.	6,204	09/30/2022	95.2%	05/31/2017
Property	16.12	Corporate Woods - Building 51	0.1%	Ferree, Bunn, Rundberg & Ridgway, Chtd.	7,048	01/31/2019	Platinum Realty, LLC	6,327	10/31/2020	94.2%	05/31/2017
Property	16.13	Corporate Woods - Building 55	0.1%	Adam & McDonald PA	4,964	05/31/2020	Commodity Specialists Company	4,286	10/31/2019	88.4%	05/31/2017
Property	16.14	Corporate Woods - Building 65	0.1%	Kulture Kurry LLC	3,013	12/31/2019	Chipotle Mexican Grill of Kansas, L.L.C.	2,827	02/28/2018	100.0%	05/31/2017
Property	16.15	Corporate Woods - Building 3	0.1%	OMNI Employment Management Services, LLC	4,580	05/31/2020	Dissinger Reed, LLC	4,402	11/30/2019	81.2%	05/31/2017
Property	16.16	Corporate Woods - Building 75	0.0%	Diebold, Incorporated	4,350	09/30/2018	United Fidelity Funding Corp.	3,866	12/31/2017	88.9%	05/31/2017
Loan	17.00	FedEx Ground - Durham	2.1%	NAP	NAP	NAP	NAP	NAP	NAP	100.0%	11/06/2017		1,975		Springing
Loan	18.00	Integrated Health Campus (36)	2.1%	Surgery Center of Allentown, LLC	25,654	03/31/2027	Aesthetic Surgery Associates	8,924	06/30/2026	84.9%	08/01/2017		6,254	560,428	37,525
Loan	19.00	337 Lafayette Street	2.0%	NAP	NAP	NAP	NAP	NAP	NAP	100.0%	11/06/2017		143
Loan	20.00	Hampton Inn Majestic Chicago	2.0%	NAP	NAP	NAP	NAP	NAP	NAP	91.1%	06/30/2017		An amount equal to 1/12 of 4.0% of the greater of (a) gross revenues in the preceding calendar year or (b) the projected gross revenues for the current calendar year according to the most recently submitted annual budget (initially estimated at $30,398)
Loan	21.00	Promenade at West End Phase II	2.0%	The Dress Barn, Inc.	7,255	12/31/2025	Sketchers #590	7,000	11/30/2025	89.8%	10/01/2017		1,185	500,000	Springing
Loan	22.00	3600 Massie	1.9%	NAP	NAP	NAP	NAP	NAP	NAP	100.0%	11/06/2017		3,957		9,892
Loan	23.00	Colorado Center (36)	1.9%	Rubin Postaer	186,894	12/31/2025	HBO	128,273	06/30/2019	91.5%	07/01/2017			25,193,502
Loan	24.00	Sierra Center	1.8%	Keivan Sarraf DDS, Inc.	4,076	08/31/2021	Payless ShoeSource, Inc. Store #2	2,520	07/31/2018	100.0%	08/01/2017		1,753		8,349
Loan	25.00	2121 Wilshire Boulevard	1.6%	Robert E. Cole, M.D.	1,266	09/30/2021	Steven Dresner, MD	940	09/02/2020	92.5%	06/14/2017	133,175	3,065	45,969	3,831
Loan	26.00	Harrison Luxury Apartments	1.5%	NAP	NAP	NAP	NAP	NAP	NAP	100.0%	06/26/2017		1,563
Loan	27.00	Gurnee Mills (36)	1.4%	Kohl’s	111,675	09/02/2024	Floor and Décor	105,248	09/30/2026	91.1%	09/30/2017		Springing		Springing
Loan	28.00	Miramar Parkway Plaza	1.3%	Christian Worship Outreach Center	4,800	MTM	Pigeon Beauty Supply, Inc.	4,210	11/30/2021	88.9%	08/18/2017		3,235		11,938
Loan	29.00	Port Gardner Building	1.2%	NAP	NAP	NAP	NAP	NAP	NAP	92.2%	06/30/2017		1,634		12,025
Loan	30.00	Hampton Inn & Suites Las Vegas	1.2%	NAP	NAP	NAP	NAP	NAP	NAP	82.3%	04/30/2017	192,840	16,070
Loan	31.00	Palma Sola Square & DeSoto Plaza (38)	1.2%							89.0%	06/26/2017		2,059	200,000	5,147
Property	31.01	Palma Sola Square	1.1%	EnRich - Knowles Fine Foods	3,370	6/30/2018	Estate House - C. Clark	2,900	03/31/2018	88.3%	06/26/2017
Property	31.02	DeSoto Plaza	0.1%	Van Le (Donut Shop)	750	5/31/2022	Boost Mobil	650	5/31/2020	100.0%	06/26/2017
Loan	32.00	Cleveland East (36)	1.1%							92.1%	05/22/2017		6,243	882,525	41,621
Property	32.01	Landerbrook Corporate Center	0.8%	CareSource Management Grp.	20,383	01/31/2023	ABA Insurance	18,650	04/30/2021	88.4%	05/22/2017
Property	32.02	Metropolitan Plaza	0.3%	Olympic Steel, Inc.	8,401	04/30/2023	NDI Medical, Inc.	7,101	03/31/2018	99.8%	05/22/2017
Loan	33.00	Independence Park	1.1%	Dollar Tree #4792	9,360	01/31/2022	Cricket Wireless	3,510	07/31/2021	96.1%	06/23/2017		Springing		Springing
Loan	34.00	The Fountains	1.1%	Murphy Animal & Bird Medical Center	3,320	05/31/2019	Murdock’s of Palm Harbor Clothes Mentor	3,243	03/31/2021	100.0%	06/01/2017		1,041	100,000	3,471
Loan	35.00	Arizona Retail Portfolio	1.0%							100.0%	Various	22,322	2,066	250,000	10,330
Property	35.01	9460 E. Golf Links Road	0.3%	NAP	NAP	NAP	NAP	NAP	NAP	100.0%	11/05/2017
Property	35.02	725 West Baseline Road	0.3%	NAP	NAP	NAP	NAP	NAP	NAP	100.0%	11/05/2017
Property	35.03	1675 West Valencia Road	0.2%	NAP	NAP	NAP	NAP	NAP	NAP	100.0%	06/30/2017
Property	35.04	1988 North Alma School Road	0.2%	NAP	NAP	NAP	NAP	NAP	NAP	100.0%	11/05/2017
Loan	36.00	Mocksville Commons & Peru Marketplace	1.0%							92.7%	07/01/2017	41,250	2,084	200,000	Springing
Property	36.01	Peru Marketplace	0.6%	All About Eyes (HW Holdings, LLC)	2,660	11/30/2017	IV Cellular (Marseilles Cellular, Inc)	2,100	11/30/2017	84.3%	07/01/2017
Property	36.02	Mocksville Commons	0.5%	Cato	3,972	01/31/2018	LaCarreta Mexican Restaurant (LaCarreta Mocksville, Inc)	3,600	09/30/2022	100.0%	07/01/2017
Loan	37.00	Covance Business Center (36)	0.9%	NAP	NAP	NAP	NAP	NAP	NAP	100.0%	11/06/2017		Springing		Springing
Loan	38.00	19500 South Dixie Highway	0.9%	NAP	NAP	NAP	NAP	NAP	NAP	100.0%	07/01/2017		3,185		2,273
Loan	39.00	Bennetts Creek Crossing	0.9%	Anthony’s Salon & Spa	2,800	02/23/2022	Thai Erawan Restaurant	2,800	08/16/2019	86.7%	07/25/2017		1,549		4,302
Loan	40.00	4400 Broadway	0.9%	Arizona State Retirement System	7,114	06/30/2022	Mindplay	5,122	01/31/2019	87.3%	08/31/2017		2,012	240,929	12,074
Loan	41.00	Hampton Inn Hilton Head	0.9%	NAP	NAP	NAP	NAP	NAP	NAP	82.8%	08/31/2017		Springing
Loan	42.00	Pacific Woods Apartments	0.8%	NAP	NAP	NAP	NAP	NAP	NAP	94.0%	07/01/2017
Loan	43.00	Collierville Portfolio	0.8%							92.1%	Various		5,075	300,000	7,612
Property	43.01	Ripley Oaks	0.2%	Creative Minds Art Studios	5,040	05/30/2018	Kennon, Brandon	4,700	05/30/2018	80.2%	09/26/2017
Property	43.02	435 Washington	0.2%	Commercial Appeal	12,310	04/30/2018	Boomerang Rentals, LLC	10,400	12/31/2017	100.0%	09/26/2017

CD 2017-CD6

ANNEX A-1 - CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AND MORTGAGED PROPERTIES

			% of									Upfront	Monthly	Upfront	Monthly
			Initial Pool			Lease			Lease		Occupancy	Replacement	Replacement	TI/LC	TI/LC
Property Flag	ID	Property Name	Balance	4th Largest Tenant (25)	SF	Expiration (23)	5th Largest Tenant (22)(24)	SF	Expiration (23)	Occupancy (4)(26)	As-of Date	Reserves($)(28)	Reserves ($)(29)(31)	Reserves ($)(28)	Reserves ($)(29)
Property	43.03	Magnolias on Main	0.1%	Edward Jones & Co., LP.	1,160	01/31/2022	Thrive Hearing & Tinnitus Solutions	1,120	02/28/2021	56.3%	09/26/2017
Property	43.04	Pecan Ridge	0.1%	NAP	NAP	NAP	NAP	NAP	NAP	100.0%	09/26/2017
Property	43.05	Wilfong	0.1%	NAP	NAP	NAP	NAP	NAP	NAP	100.0%	09/26/2017
Property	43.06	37 NorthStar	0.1%	NAP	NAP	NAP	NAP	NAP	NAP	100.0%	11/05/2017
Property	43.07	Collierville Commerce Center	0.0%	Collierville Opiate Recovery Health Center, LLC	1,508	08/31/2020	Five 17 Design	893	01/31/2018	100.0%	09/26/2017
Property	43.08	Collierville Plaza	0.0%	Hawk-Eye Enterprises, Inc.	995	02/28/2018	Lynch, Melanie	926	11/30/2019	100.0%	09/26/2017
Property	43.09	Magnolia Crossing	0.0%	NAP	NAP	NAP	NAP	NAP	NAP	100.0%	11/05/2017
Loan	44.00	Intech Ten	0.8%	The Heritage Group	5,839	11/30/2017	Tru Flex	5,377	04/30/2022	93.7%	08/14/2017		1,940	352,747	10,417
Loan	45.00	Holiday Inn & Suites Albuquerque Airport	0.7%	NAP	NAP	NAP	NAP	NAP	NAP	75.4%	03/31/2017		9,760
Loan	46.00	Brookriver	0.7%	Disability Services of the Southwest, Inc.	9,298	09/30/2021	Nationwide Title Clearing	7,725	05/31/2021	70.4%	08/31/2017		2,484		10,727
Loan	47.00	Heather Ridge Apartments	0.6%	NAP	NAP	NAP	NAP	NAP	NAP	94.1%	09/07/2017		5,100
Loan	48.00	Lakeridge Commons	0.5%	Barque	2,475	10/31/2019	Prosperity Bank	2,093	09/30/2021	100.0%	08/25/2017		310	125,000	1,137
Loan	49.00	Amsdell - Amelia Island 2.0	0.5%	NAP	NAP	NAP	NAP	NAP	NAP	88.0%	08/31/2017		726
Loan	50.00	CityLine EZ Storage	0.5%	NAP	NAP	NAP	NAP	NAP	NAP	89.3%	08/28/2017		548
Loan	51.00	Hunters Ridge Apartments	0.4%	NAP	NAP	NAP	NAP	NAP	NAP	98.9%	06/01/2017		2,200
Loan	52.00	Airport Circle Shopping Center	0.4%	21st Century Self Storage	6,833	10/01/2029	Manvi, LLC	2,952	02/28/2022	100.0%	08/31/2017	165,000	1,579		2,601
Loan	53.00	Walgreens Geary	0.4%	NAP	NAP	NAP	NAP	NAP	NAP	100.0%	11/06/2017		249
Loan	54.00	Eagle and Atlantis Self Storage Portfolio	0.4%							84.2%	Various	15,000	817
Property	54.01	Atlantis Self Storage	0.2%	NAP	NAP	NAP	NAP	NAP	NAP	86.0%	08/01/2017
Property	54.02	Eagle Self Storage	0.1%	NAP	NAP	NAP	NAP	NAP	NAP	82.3%	08/31/2017
Loan	55.00	East Towne Plaza	0.4%	K-Beauty Supply, Inc.	4,200	MTM	Mohammad Khalifah dba Primo Pi	2,410	03/31/2020	97.0%	06/30/2017	300,000	810		2,699
Loan	56.00	6600 Walmore	0.3%	NAP	NAP	NAP	NAP	NAP	NAP	100.0%	11/06/2017		Springing	110,000	1,706
Loan	57.00	Redeker Place	0.3%	NAP	NAP	NAP	NAP	NAP	NAP	100.0%	08/01/2017				2,145
Loan	58.00	West Burlington Plaza	0.2%	OneMain Financial, Inc (#150084)	1,440	MTM	PB5, LLC dba Great Clips	1,200	12/31/2021	100.0%	05/31/2017		150	344,940	1,000

CD 2017-CD6

ANNEX A-1 - CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AND MORTGAGED PROPERTIES

			% of	Upfront	Monthly	Upfront	Monthly	Upfront
			Initial Pool	Tax	Tax	Insurance	Insurance	Engineering		Other
Property Flag	ID	Property Name	Balance	Reserves ($)(28)	Reserves ($)(29)	Reserves($)(28)	Reserves ($)(29)	Reserve($)(28)		Reserves ($)(28)(30)(31)
Loan	1.00	Headquarters Plaza (36)	7.1%	603,660	201,220		Springing	73,255	3,222,209	Springing
Loan	2.00	U-Haul SAC Portfolios 14, 15, 17 (36)	5.6%	985,823	Springing		Springing	333,269
Property	2.01	U-Haul of Medford	1.0%
Property	2.02	U-Haul Center of Salisbury	0.5%
Property	2.03	U-Haul Center North Rancho	0.5%
Property	2.04	U-Haul Lincoln Park	0.4%
Property	2.05	U-Haul of Inwood	0.4%
Property	2.06	U-Haul Center Albany	0.3%
Property	2.07	U-Haul Storage Black Rock	0.3%
Property	2.08	U-Haul Center of Rockville	0.2%
Property	2.09	U-Haul Storage Ivar Avenue	0.2%
Property	2.10	U-Haul Center of Round Rock	0.2%
Property	2.11	U-Haul Storage Glendora	0.2%
Property	2.12	U-Haul Center Texas Avenue	0.2%
Property	2.13	U-Haul Storage Tarrant Road	0.2%
Property	2.14	U-Haul Storage Hulen	0.2%
Property	2.15	U-Haul Center Beaumont	0.1%
Property	2.16	U-Haul Storage Waxahachie	0.1%
Property	2.17	U-Haul Center of Olathe	0.1%
Property	2.18	U-Haul Kings Highway	0.1%
Property	2.19	U-Haul Storage I-30	0.1%
Property	2.20	U-Haul Storage Laurelwood	0.1%
Property	2.21	U-Haul Center Downtown	0.1%
Property	2.22	U-Haul Storage Business Avenue	0.1%
Loan	3.00	Burbank Office Portfolio (36)	4.7%		Springing		Springing		21,617,000
Property	3.01	Media Studios	1.8%
Property	3.02	The Pointe	1.5%
Property	3.03	3800 Alameda	0.9%
Property	3.04	Central Park	0.5%
Loan	4.00	Homewood Suites Savannah	3.9%	35,522	11,841		Springing
Loan	5.00	Troy Officentre Portfolio	3.9%	256,483	85,494	49,671	7,096	132,813	2,238,613
Property	5.01	East Big Beaver Road Office	2.4%
Property	5.02	Livernois Road Office	1.5%
Loan	6.00	Lightstone Portfolio (36)	3.8%	125,000	59,532	208,517	Springing		2,408,000	Springing
Property	6.01	Hampton Inn & Suites Ft. Myers Beach	0.6%
Property	6.02	aloft Rogers Bentonville	0.6%
Property	6.03	Residence Inn Baton Rouge Siegen Lane	0.6%
Property	6.04	Courtyard Baton Rouge Siegen Lane	0.6%
Property	6.05	TownePlace Suites New Orleans Metairie	0.5%
Property	6.06	Fairfield Inn & Suites Jonesboro	0.5%
Property	6.07	TownePlace Suites Fayetteville North Springdale	0.4%
Loan	7.00	Costco JFK	3.3%		Springing		Springing		464,000	Springing
Loan	8.00	Capitol Center	3.0%	850,796	94,533	18,179	9,090		343,573	9,211
Loan	9.00	Hotel Mela Times Square	3.0%	1,029,309	180,127		Springing		800,000	Springing
Loan	10.00	Tustin Centre I & II	3.0%		Springing		Springing		300,956
Loan	11.00	One Imeson (38)	2.6%	330,600	25,431	142,518	17,815		61,125
Loan	12.00	Salt Lake City Hotel Portfolio	2.6%	26,167	26,167	18,094	4,524	4,688	505,000
Property	12.01	TownePlace Suites West Valley City	1.0%
Property	12.02	Staybridge Suites Midvale	0.9%
Property	12.03	Fairfield Inn & Suites Midvale	0.8%
Loan	13.00	IRG Portfolio (36)	2.6%	100,625	100,625		Springing	1,235,564
Property	13.01	HBP Euclid	0.9%
Property	13.02	LMA Massillon & Building E	0.6%
Property	13.03	LMA Building D	0.5%
Property	13.04	NRR Commerce	0.3%
Property	13.05	Rockside Commerce	0.2%
Loan	14.00	Station Place III (36)(38)	2.4%		Springing		Springing		415,973
Loan	15.00	Moffett Place Building 4 (36)(37)	2.4%	499,913	71,416		Springing		30,293,713	Springing

CD 2017-CD6

ANNEX A-1 - CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AND MORTGAGED PROPERTIES

			% of	Upfront	Monthly	Upfront	Monthly	Upfront
			Initial Pool	Tax	Tax	Insurance	Insurance	Engineering		Other
Property Flag	ID	Property Name	Balance	Reserves ($)(28)	Reserves ($)(29)	Reserves($)(28)	Reserves ($)(29)	Reserve($)(28)		Reserves ($)(28)(30)(31)
Loan	16.00	Corporate Woods Portfolio (36)	2.3%	6,258,114	625,811		Springing	620,488	1,481,165
Property	16.01	Corporate Woods - Building 82	0.4%
Property	16.02	Corporate Woods - Building 40	0.3%
Property	16.03	Corporate Woods - Building 84	0.3%
Property	16.04	Corporate Woods - Building 32	0.3%
Property	16.05	Corporate Woods - Building 34	0.1%
Property	16.06	Corporate Woods - Building 14	0.1%
Property	16.07	Corporate Woods - Building 70	0.1%
Property	16.08	Corporate Woods - Building 9	0.1%
Property	16.09	Corporate Woods - Building 6	0.1%
Property	16.10	Corporate Woods - Building 12	0.1%
Property	16.11	Corporate Woods - Building 27	0.1%
Property	16.12	Corporate Woods - Building 51	0.1%
Property	16.13	Corporate Woods - Building 55	0.1%
Property	16.14	Corporate Woods - Building 65	0.1%
Property	16.15	Corporate Woods - Building 3	0.1%
Property	16.16	Corporate Woods - Building 75	0.0%
Loan	17.00	FedEx Ground - Durham	2.1%	21,735	21,735		Springing			Springing
Loan	18.00	Integrated Health Campus (36)	2.1%	362,431	90,608	73,896	7,390			Springing
Loan	19.00	337 Lafayette Street	2.0%	34,907	4,987		Springing		1,103,356
Loan	20.00	Hampton Inn Majestic Chicago	2.0%	371,746	92,936		Springing		1,066,450
Loan	21.00	Promenade at West End Phase II	2.0%	284,128	28,413	19,613	1,509		350,000
Loan	22.00	3600 Massie	1.9%	281,382	Springing		Springing			Springing
Loan	23.00	Colorado Center (36)	1.9%		Springing		Springing		20,761,186
Loan	24.00	Sierra Center	1.8%	102,043	11,338	18,333	1,833		2,747,680	Springing
Loan	25.00	2121 Wilshire Boulevard	1.6%	51,944	25,972	5,983	1,197	391,825	850,000
Loan	26.00	Harrison Luxury Apartments	1.5%	47,871	11,968	19,592	2,177		650,000
Loan	27.00	Gurnee Mills (36)	1.4%		Springing		Springing
Loan	28.00	Miramar Parkway Plaza	1.3%	381,820	31,818	74,627	10,661	11,983	82,375	Springing
Loan	29.00	Port Gardner Building	1.2%	66,541	13,308		Springing		2,041,188
Loan	30.00	Hampton Inn & Suites Las Vegas	1.2%	17,515	3,503	12,200	Springing
Loan	31.00	Palma Sola Square & DeSoto Plaza (38)	1.2%	87,500	12,500	12,608	6,304	23,313	8,117
Property	31.01	Palma Sola Square	1.1%
Property	31.02	DeSoto Plaza	0.1%
Loan	32.00	Cleveland East (36)	1.1%	124,065	124,065	69,859	5,822	196,507	2,890,500	Springing
Property	32.01	Landerbrook Corporate Center	0.8%
Property	32.02	Metropolitan Plaza	0.3%
Loan	33.00	Independence Park	1.1%		Springing		Springing	12,250	98,308	Springing
Loan	34.00	The Fountains	1.1%	117,940	10,722	10,355	5,178			Springing
Loan	35.00	Arizona Retail Portfolio	1.0%	76,344	9,543	10,204	1,096	4,063
Property	35.01	9460 E. Golf Links Road	0.3%
Property	35.02	725 West Baseline Road	0.3%
Property	35.03	1675 West Valencia Road	0.2%
Property	35.04	1988 North Alma School Road	0.2%
Loan	36.00	Mocksville Commons & Peru Marketplace	1.0%	13,133	13,133		Springing
Property	36.01	Peru Marketplace	0.6%
Property	36.02	Mocksville Commons	0.5%
Loan	37.00	Covance Business Center (36)	0.9%		Springing		Springing			Springing
Loan	38.00	19500 South Dixie Highway	0.9%		Springing		Springing		756,850
Loan	39.00	Bennetts Creek Crossing	0.9%	10,469	10,469	8,564	952		56,420
Loan	40.00	4400 Broadway	0.9%	33,636	16,818		Springing	213,950	26,685	Rent Reserve: $4,448; Lease Sweep Reserve: Springing
Loan	41.00	Hampton Inn Hilton Head	0.9%	41,217	8,243		277		2,943,919	Springing
Loan	42.00	Pacific Woods Apartments	0.8%
Loan	43.00	Collierville Portfolio	0.8%	52,338	17,446	35,773	5,110	235,495
Property	43.01	Ripley Oaks	0.2%
Property	43.02	435 Washington	0.2%

CD 2017-CD6

ANNEX A-1 - CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AND MORTGAGED PROPERTIES

			% of	Upfront	Monthly	Upfront	Monthly	Upfront
			Initial Pool	Tax	Tax	Insurance	Insurance	Engineering		Other
Property Flag	ID	Property Name	Balance	Reserves ($)(28)	Reserves ($)(29)	Reserves($)(28)	Reserves ($)(29)	Reserve($)(28)		Reserves ($)(28)(30)(31)
Property	43.03	Magnolias on Main	0.1%
Property	43.04	Pecan Ridge	0.1%
Property	43.05	Wilfong	0.1%
Property	43.06	37 NorthStar	0.1%
Property	43.07	Collierville Commerce Center	0.0%
Property	43.08	Collierville Plaza	0.0%
Property	43.09	Magnolia Crossing	0.0%
Loan	44.00	Intech Ten	0.8%	101,365	21,007	2,388	2,388		79,052	Springing
Loan	45.00	Holiday Inn & Suites Albuquerque Airport	0.7%	16,333	8,167	52,709	4,055		317,500	32,500
Loan	46.00	Brookriver	0.7%	140,744	15,638	5,584	2,792			Springing
Loan	47.00	Heather Ridge Apartments	0.6%		9,483	7,505	3,752	1,875
Loan	48.00	Lakeridge Commons	0.5%	66,411	6,037	7,738	703		25,893
Loan	49.00	Amsdell - Amelia Island 2.0	0.5%	68,882	5,299		Springing
Loan	50.00	CityLine EZ Storage	0.5%	33,009	8,252		Springing
Loan	51.00	Hunters Ridge Apartments	0.4%	10,667	2,667	16,804	2,146	8,813
Loan	52.00	Airport Circle Shopping Center	0.4%	15,259	15,259	18,864	1,886	72,969
Loan	53.00	Walgreens Geary	0.4%		Springing	200	200			Springing
Loan	54.00	Eagle and Atlantis Self Storage Portfolio	0.4%	40,559	6,968	9,529	866	12,750
Property	54.01	Atlantis Self Storage	0.2%
Property	54.02	Eagle Self Storage	0.1%
Loan	55.00	East Towne Plaza	0.4%	30,740	3,843	9,079	908	2,500
Loan	56.00	6600 Walmore	0.3%		Springing		Springing			Springing
Loan	57.00	Redeker Place	0.3%	44,460	4,446		Springing
Loan	58.00	West Burlington Plaza	0.2%	17,208	1,721	10,188	849	6,250

CD 2017-CD6

ANNEX A-1 - CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AND MORTGAGED PROPERTIES

			% of	Other	Environmental
			Initial Pool	Reserves	Report	Engineering	Loan
Property Flag	ID	Property Name	Balance	Description (29)(30)(31)	Date (32)(33)	Report Date	Purpose (34)
Loan	1.00	Headquarters Plaza (36)	7.1%	Unfunded Tenant Obligations Reserve (Upfront: $1,722,209); Plaza Development Reserve (Upfront: $1,500,000); FF&E Reserve (Monthly: Springing); PIP Reserve (One Time: Springing)	09/15/2017	08/28/2017	Recapitalization
Loan	2.00	U-Haul SAC Portfolios 14, 15, 17 (36)	5.6%				Refinance
Property	2.01	U-Haul of Medford	1.0%		06/29/2017	06/29/2017
Property	2.02	U-Haul Center of Salisbury	0.5%		06/28/2017	06/29/2017
Property	2.03	U-Haul Center North Rancho	0.5%		06/28/2017	06/29/2017
Property	2.04	U-Haul Lincoln Park	0.4%		06/29/2017	06/29/2017
Property	2.05	U-Haul of Inwood	0.4%		06/30/2017	06/29/2017
Property	2.06	U-Haul Center Albany	0.3%		06/29/2017	06/29/2017
Property	2.07	U-Haul Storage Black Rock	0.3%		06/29/2017	06/26/2017
Property	2.08	U-Haul Center of Rockville	0.2%		06/29/2017	06/29/2017
Property	2.09	U-Haul Storage Ivar Avenue	0.2%		06/29/2017	06/29/2017
Property	2.10	U-Haul Center of Round Rock	0.2%		06/29/2017	06/25/2017
Property	2.11	U-Haul Storage Glendora	0.2%		06/29/2017	06/29/2017
Property	2.12	U-Haul Center Texas Avenue	0.2%		06/30/2017	06/29/2017
Property	2.13	U-Haul Storage Tarrant Road	0.2%		06/29/2017	06/29/2017
Property	2.14	U-Haul Storage Hulen	0.2%		06/28/2017	06/29/2017
Property	2.15	U-Haul Center Beaumont	0.1%		06/29/2017	06/29/2017
Property	2.16	U-Haul Storage Waxahachie	0.1%		06/28/2017	06/29/2017
Property	2.17	U-Haul Center of Olathe	0.1%		06/29/2017	06/29/2017
Property	2.18	U-Haul Kings Highway	0.1%		06/29/2017	06/27/2017
Property	2.19	U-Haul Storage I-30	0.1%		06/29/2017	06/26/2017
Property	2.20	U-Haul Storage Laurelwood	0.1%		06/29/2017	06/26/2017
Property	2.21	U-Haul Center Downtown	0.1%		06/29/2017	06/29/2017
Property	2.22	U-Haul Storage Business Avenue	0.1%		06/29/2017	06/29/2017
Loan	3.00	Burbank Office Portfolio (36)	4.7%	Window Repairs Reserve (Upfront: 18,000,000); Free Rent Reserve (Upfront: 3,617,000)			Acquisition
Property	3.01	Media Studios	1.8%		08/09/2017	09/12/2017
Property	3.02	The Pointe	1.5%		08/09/2017	09/12/2017
Property	3.03	3800 Alameda	0.9%		07/18/2017	09/12/2017
Property	3.04	Central Park	0.5%		07/18/2017	09/12/2017
Loan	4.00	Homewood Suites Savannah	3.9%		06/23/2017	05/24/2017	Refinance
Loan	5.00	Troy Officentre Portfolio	3.9%	Unfunded Obligations Reserve (Upfront: $1,147,613); Planned Capital Expenditure Reserve (Upfront: $1,091,000)			Acquisition
Property	5.01	East Big Beaver Road Office	2.4%		08/24/2017	09/12/2017
Property	5.02	Livernois Road Office	1.5%		08/24/2017	09/12/2017
Loan	6.00	Lightstone Portfolio (36)	3.8%	PIP (Upfront: 2,408,000; Monthly: Springing)			Acquisition
Property	6.01	Hampton Inn & Suites Ft. Myers Beach	0.6%		03/22/2017	03/20/2017
Property	6.02	aloft Rogers Bentonville	0.6%		03/21/2017	03/20/2017
Property	6.03	Residence Inn Baton Rouge Siegen Lane	0.6%		03/20/2017	03/20/2017
Property	6.04	Courtyard Baton Rouge Siegen Lane	0.6%		03/17/2017	03/17/2017
Property	6.05	TownePlace Suites New Orleans Metairie	0.5%		03/21/2017	03/20/2017
Property	6.06	Fairfield Inn & Suites Jonesboro	0.5%		03/17/2017	03/16/2017
Property	6.07	TownePlace Suites Fayetteville North Springdale	0.4%		03/17/2017	03/21/2017
Loan	7.00	Costco JFK	3.3%	ZP Full Rent Replication Funds (Upfront: $464,000); Lease Sweep Reserve (Springing Monthly: Excess Cash Flow)	06/28/2017	06/29/2017	Acquisition
Loan	8.00	Capitol Center	3.0%	Free Rent Reserve (Upfront: $343,573); Haynsworth Rollover Reserve (Monthly: $9,211)	08/23/2017	08/22/2017	Acquisition
Loan	9.00	Hotel Mela Times Square	3.0%	Seasonality Reserve (Upfront: $800,000; Monthly: Springing)	09/25/2017	09/22/2017	Refinance
Loan	10.00	Tustin Centre I & II	3.0%	RCOC Holdback Reserve (Upfront: 300,956)	12/06/2016	06/15/2017	Recapitalization
Loan	11.00	One Imeson (38)	2.6%	Outstanding TI Reserve (Upfront: $61,125)	08/10/2017	08/09/2017	Refinance
Loan	12.00	Salt Lake City Hotel Portfolio	2.6%	PIP Reserve (Upfront: $500,000); Comfort Letter Reserve ($5,000)			Acquisition
Property	12.01	TownePlace Suites West Valley City	1.0%		09/01/2017	09/06/2017
Property	12.02	Staybridge Suites Midvale	0.9%		09/01/2017	09/06/2017
Property	12.03	Fairfield Inn & Suites Midvale	0.8%		09/01/2017	09/06/2017
Loan	13.00	IRG Portfolio (36)	2.6%				Refinance
Property	13.01	HBP Euclid	0.9%		07/18/2016	07/21/2016
Property	13.02	LMA Massillon & Building E	0.6%		08/11/2016	07/22/2016
Property	13.03	LMA Building D	0.5%		08/11/2016	07/22/2016
Property	13.04	NRR Commerce	0.3%		07/15/2016	07/15/2016
Property	13.05	Rockside Commerce	0.2%		07/18/2016	07/18/2016
Loan	14.00	Station Place III (36)(38)	2.4%	Service Reserve (Upfront: $300,000); Outstanding TI/Free Rent Reserve (Upfront: $115,973)	09/05/2017	09/01/2017	Refinance
Loan	15.00	Moffett Place Building 4 (36)(37)	2.4%	Free Rent Reserve (Upfront: 17,046,036); TI/LC Reserve (Upfront: 13,247,677); Lease Sweep Reserve (Springing Monthly: Excess Cash Flow)	06/23/2017	06/23/2017	Refinance

CD 2017-CD6

ANNEX A-1 - CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AND MORTGAGED PROPERTIES

			% of	Other	Environmental
			Initial Pool	Reserves	Report	Engineering	Loan
Property Flag	ID	Property Name	Balance	Description (29)(30)(31)	Date (32)(33)	Report Date	Purpose (34)
Loan	16.00	Corporate Woods Portfolio (36)	2.3%	Unfunded Obligations Reserve (Upfront: $1,481,165)			Acquisition
Property	16.01	Corporate Woods - Building 82	0.4%		08/09/2017	06/23/2017
Property	16.02	Corporate Woods - Building 40	0.3%		08/09/2017	06/27/2017
Property	16.03	Corporate Woods - Building 84	0.3%		08/09/2017	06/23/2017
Property	16.04	Corporate Woods - Building 32	0.3%		08/09/2017	06/27/2017
Property	16.05	Corporate Woods - Building 34	0.1%		08/09/2017	06/27/2017
Property	16.06	Corporate Woods - Building 14	0.1%		08/09/2017	06/23/2017
Property	16.07	Corporate Woods - Building 70	0.1%		08/09/2017	06/23/2017
Property	16.08	Corporate Woods - Building 9	0.1%		08/09/2017	06/27/2017
Property	16.09	Corporate Woods - Building 6	0.1%		08/09/2017	06/23/2017
Property	16.10	Corporate Woods - Building 12	0.1%		08/09/2017	06/27/2017
Property	16.11	Corporate Woods - Building 27	0.1%		08/09/2017	06/27/2017
Property	16.12	Corporate Woods - Building 51	0.1%		08/09/2017	06/23/2017
Property	16.13	Corporate Woods - Building 55	0.1%		08/09/2017	06/23/2017
Property	16.14	Corporate Woods - Building 65	0.1%		08/09/2017	06/23/2017
Property	16.15	Corporate Woods - Building 3	0.1%		08/09/2017	06/23/2017
Property	16.16	Corporate Woods - Building 75	0.0%		08/09/2017	06/23/2017
Loan	17.00	FedEx Ground - Durham	2.1%	Special Rollover Reserve (Monthly Springing: Excess Cash Flow)	06/08/2017	06/26/2017	Acquisition
Loan	18.00	Integrated Health Campus (36)	2.1%	Lease Sweep Reserve (Springing Monthly: Excess Cash Flow)	07/28/2017	07/27/2017	Refinance
Loan	19.00	337 Lafayette Street	2.0%	Unfunded Obligations Reserve (Upfront: $807,523); Free Rent Reserve (Upfront: $295,833)	09/13/2017	09/13/2017	Refinance
Loan	20.00	Hampton Inn Majestic Chicago	2.0%	Designated Replacement Reserve (Upfront: $1,066,450)	08/21/2017	08/21/2017	Refinance
Loan	21.00	Promenade at West End Phase II	2.0%	Earnout Reserve (Upfront: $350,000)	08/10/2017	08/10/2017	Refinance
Loan	22.00	3600 Massie	1.9%	Lease Sweep Reserve (Springing Monthly: Excess Cash Flow)	08/21/2017	08/22/2017	Acquisition
Loan	23.00	Colorado Center (36)	1.9%	Gap Rent and Free Rent Obligation Reserve (Upfront: $20,761,186)	07/18/2017	07/18/2017	Recapitalization
Loan	24.00	Sierra Center	1.8%	Bob’s Discount Furniture Reserve (Upfront: $2,747,680); Special Rollover Reserve (Springing Monthly: Excess Cash Flow)	07/07/2017	07/07/2017	Refinance
Loan	25.00	2121 Wilshire Boulevard	1.6%	Holdback Reserve (Upfront: $700,000); Free Rent Reserve (Upfront: $150,000)	08/30/2017	08/30/2017	Acquisition
Loan	26.00	Harrison Luxury Apartments	1.5%	BRA Tax Reimbursement Reserve (Upfront: $650,000)	06/07/2017	06/05/2017	Refinance
Loan	27.00	Gurnee Mills (36)	1.4%		08/26/2016	08/26/2016	Refinance
Loan	28.00	Miramar Parkway Plaza	1.3%	Environmental Reserve (Upfront: $82,375); Special Rollover Reserve (Monthly Springing: Excess Cash Flow)	07/31/2017	07/31/2017	Refinance
Loan	29.00	Port Gardner Building	1.2%	Outstanding TI Reserve (Upfront: $2,041,188)	07/12/2017	06/15/2017	Refinance
Loan	30.00	Hampton Inn & Suites Las Vegas	1.2%		05/23/2017	05/23/2017	Refinance
Loan	31.00	Palma Sola Square & DeSoto Plaza (38)	1.2%	Free Rent Reserve (Upfront: $8,117)			Refinance
Property	31.01	Palma Sola Square	1.1%		03/31/2017	03/29/2017
Property	31.02	DeSoto Plaza	0.1%		03/31/2017	03/29/2017
Loan	32.00	Cleveland East (36)	1.1%	Earn-out Reserve (Upfront: $2,890,500); Special Rollover Reserve (Monthly Springing: Excess Cash Flow)			Acquisition
Property	32.01	Landerbrook Corporate Center	0.8%		02/07/2017	02/06/2017
Property	32.02	Metropolitan Plaza	0.3%		02/07/2017	02/06/2017
Loan	33.00	Independence Park	1.1%	American Freight Deposit Reserve (Upfront: $98,388); Special Rollover Reserve (Monthly Springing: Excess Cash Flow)	07/24/2017	06/08/2017	Refinance
Loan	34.00	The Fountains	1.1%	Special Rollover Reserve (Monthly Springing: Excess Cash Flow)	06/26/2017	06/26/2017	Acquisition
Loan	35.00	Arizona Retail Portfolio	1.0%				Refinance
Property	35.01	9460 E. Golf Links Road	0.3%		12/17/2015	12/17/2015
Property	35.02	725 West Baseline Road	0.3%		12/17/2015	12/17/2015
Property	35.03	1675 West Valencia Road	0.2%		06/11/2015	06/11/2015
Property	35.04	1988 North Alma School Road	0.2%		12/17/2015	12/17/2015
Loan	36.00	Mocksville Commons & Peru Marketplace	1.0%				Acquisition
Property	36.01	Peru Marketplace	0.6%		04/07/2017	06/21/2017
Property	36.02	Mocksville Commons	0.5%		06/29/2017	06/20/2017
Loan	37.00	Covance Business Center (36)	0.9%	Lease Sweep Reserve (Springing Monthly: Excess Cash Flow)	06/29/2017	06/29/2017	Refinance
Loan	38.00	19500 South Dixie Highway	0.9%	Roof Repair (Upfront: $381,850 ); TI Holdback (Upfront: $350,000); SPCC Completion (Upfront: $25,000)	06/09/2017	06/09/2017	Refinance
Loan	39.00	Bennetts Creek Crossing	0.9%	Outstanding Free Rent (Upfront: $21,420); Outstanding TI (Upfront: $35,000)	04/21/2017	04/19/2017	Refinance
Loan	40.00	4400 Broadway	0.9%	Rent Reserve (Upfront: 26,685; Monthly: 4,448); Lease Sweep Reserve (Springing Monthly: Excess Cash Flow)	08/22/2017	08/22/2017	Refinance
Loan	41.00	Hampton Inn Hilton Head	0.9%	PIP Reserve (Upfront: 2,700,000); Seasonality (Upfront: $243,919, Monthly: Springing)	06/28/2017	06/27/2017	Acquisition/Refinance
Loan	42.00	Pacific Woods Apartments	0.8%		07/10/2017	07/11/2017	Refinance
Loan	43.00	Collierville Portfolio	0.8%				Refinance
Property	43.01	Ripley Oaks	0.2%		10/18/2016	10/18/2016
Property	43.02	435 Washington	0.2%		10/18/2016	10/18/2016

CD 2017-CD6

ANNEX A-1 - CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AND MORTGAGED PROPERTIES

			% of	Other	Environmental
			Initial Pool	Reserves	Report	Engineering	Loan
Property Flag	ID	Property Name	Balance	Description (29)(30)(31)	Date (32)(33)	Report Date	Purpose (34)
Property	43.03	Magnolias on Main	0.1%		10/18/2016	10/18/2016
Property	43.04	Pecan Ridge	0.1%		10/18/2016	10/18/2016
Property	43.05	Wilfong	0.1%		10/18/2016	10/18/2016
Property	43.06	37 NorthStar	0.1%		10/18/2016	10/18/2016
Property	43.07	Collierville Commerce Center	0.0%		10/18/2016	10/18/2016
Property	43.08	Collierville Plaza	0.0%		10/18/2016	10/18/2016
Property	43.09	Magnolia Crossing	0.0%		10/18/2016	10/18/2016
Loan	44.00	Intech Ten	0.8%	Free Rent Reserve (Upfront: 79,052); IU Health Lease Reserve (Springing Monthly: Excess Cash Flow)	07/12/2017	07/13/2017	Acquisition
Loan	45.00	Holiday Inn & Suites Albuquerque Airport	0.7%	PIP Reserve (Upfront: $220,000); Seasonality Reserve (Upfront: $97,500; Monthly: $32,500)	06/02/2017	04/24/2017	Acquisition
Loan	46.00	Brookriver	0.7%	Lease Sweep Reserve (Springing Monthly: Excess Cash Flow)	07/10/2017	07/10/2017	Refinance
Loan	47.00	Heather Ridge Apartments	0.6%		07/27/2017	07/27/2017	Refinance
Loan	48.00	Lakeridge Commons	0.5%	European Wax Leasing Commissions Reserve (Upfront: $25,893)	07/18/2017	07/18/2017	Refinance
Loan	49.00	Amsdell - Amelia Island 2.0	0.5%		07/21/2017	07/21/2017	Refinance
Loan	50.00	CityLine EZ Storage	0.5%		09/15/2017	09/04/2017	Acquisition
Loan	51.00	Hunters Ridge Apartments	0.4%		03/15/2017	03/15/2017	Refinance
Loan	52.00	Airport Circle Shopping Center	0.4%		10/06/2017	09/14/2017	Refinance
Loan	53.00	Walgreens Geary	0.4%	Key Rollover Reserve (Monthly Springing: Excess Cash Flow)	06/08/2017	06/07/2017	Refinance
Loan	54.00	Eagle and Atlantis Self Storage Portfolio	0.4%				Acquisition
Property	54.01	Atlantis Self Storage	0.2%		09/06/2017	09/05/2017
Property	54.02	Eagle Self Storage	0.1%		09/05/2017	09/05/2017
Loan	55.00	East Towne Plaza	0.4%		10/07/2015	10/07/2015	Acquisition
Loan	56.00	6600 Walmore	0.3%	Lease Sweep Reserve (Springing Monthly: Excess Cash Flow)	07/10/2017	07/07/2017	Refinance
Loan	57.00	Redeker Place	0.3%		08/30/2017	08/30/2017	Refinance
Loan	58.00	West Burlington Plaza	0.2%		10/12/2015	10/12/2015	Refinance

CD 2017-CD6

ANNEX A-1 - CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AND MORTGAGED PROPERTIES

			% of
			Initial Pool
Property Flag	ID	Property Name	Balance	Sponsor (27)	Guarantor (35)	Previous Securitization
Loan	1.00	Headquarters Plaza (36)	7.1%	Seth Schochet; Brian Fisher	Trust under Article Fifth of the L/W/T of Robert S. Olnick F/U/B/O Allison Rubler; Trust under Article Fifth of the L/W/T of Robert S. Olnick F/U/B/O Eve Lateiner; Trust under Article Fifth of the L/W/T of Robert S. Olnick F/U/B/O Meredith Verona; Trust under Article Fifth of the L/W/T of Robert S. Olnick F/U/B/O Robert Lateiner; BCK Realty, LLC	NAP
Loan	2.00	U-Haul SAC Portfolios 14, 15, 17 (36)	5.6%	Blackwater Investments, Inc.	Blackwater Investments, Inc.	MLMT 2007-C1
Property	2.01	U-Haul of Medford	1.0%			MLMT 2007-C1
Property	2.02	U-Haul Center of Salisbury	0.5%			MLMT 2007-C1
Property	2.03	U-Haul Center North Rancho	0.5%			MLMT 2007-C1
Property	2.04	U-Haul Lincoln Park	0.4%			MLMT 2007-C1
Property	2.05	U-Haul of Inwood	0.4%			MLMT 2007-C1
Property	2.06	U-Haul Center Albany	0.3%			MLMT 2007-C1
Property	2.07	U-Haul Storage Black Rock	0.3%			MLMT 2007-C1
Property	2.08	U-Haul Center of Rockville	0.2%			MLMT 2007-C1
Property	2.09	U-Haul Storage Ivar Avenue	0.2%			MLMT 2007-C1
Property	2.10	U-Haul Center of Round Rock	0.2%			MLMT 2007-C1
Property	2.11	U-Haul Storage Glendora	0.2%			MLMT 2007-C1
Property	2.12	U-Haul Center Texas Avenue	0.2%			MLMT 2007-C1
Property	2.13	U-Haul Storage Tarrant Road	0.2%			MLMT 2007-C1
Property	2.14	U-Haul Storage Hulen	0.2%			MLMT 2007-C1
Property	2.15	U-Haul Center Beaumont	0.1%			MLMT 2007-C1
Property	2.16	U-Haul Storage Waxahachie	0.1%			MLMT 2007-C1
Property	2.17	U-Haul Center of Olathe	0.1%			MLMT 2007-C1
Property	2.18	U-Haul Kings Highway	0.1%			MLMT 2007-C1
Property	2.19	U-Haul Storage I-30	0.1%			MLMT 2007-C1
Property	2.20	U-Haul Storage Laurelwood	0.1%			MLMT 2007-C1
Property	2.21	U-Haul Center Downtown	0.1%			MLMT 2007-C1
Property	2.22	U-Haul Storage Business Avenue	0.1%			MLMT 2007-C1
Loan	3.00	Burbank Office Portfolio (36)	4.7%	Blackstone Property Partners Lower Fund 1 L.P.	Blackstone Property Partners; The Worthe Real Estate Group, Inc.	NAP
Property	3.01	Media Studios	1.8%			NAP
Property	3.02	The Pointe	1.5%			NAP
Property	3.03	3800 Alameda	0.9%			NAP
Property	3.04	Central Park	0.5%			NAP
Loan	4.00	Homewood Suites Savannah	3.9%	S. Jay Patel	S. Jay Patel	NAP
Loan	5.00	Troy Officentre Portfolio	3.9%	Andrew Hayman; Andrew E. Hayman Living Trust	Andrew Hayman	NAP
Property	5.01	East Big Beaver Road Office	2.4%			NAP
Property	5.02	Livernois Road Office	1.5%			NAP
Loan	6.00	Lightstone Portfolio (36)	3.8%	Phoenix American Hospitality, LLC; American Hospitality Properties Fund I, LLC; American Hospitality Properties Fund III, LLC; W.L Nelson	Phoenix American Hospitality, LLC; American Hospitality Properties Fund I, LLC; American Hospitality Properties Fund III, LLC; W.L Nelson	Various
Property	6.01	Hampton Inn & Suites Ft. Myers Beach	0.6%			NAP
Property	6.02	aloft Rogers Bentonville	0.6%			JPMBB 2013-C15
Property	6.03	Residence Inn Baton Rouge Siegen Lane	0.6%			NAP
Property	6.04	Courtyard Baton Rouge Siegen Lane	0.6%			BACM 2007-2
Property	6.05	TownePlace Suites New Orleans Metairie	0.5%			JPMBB 2013-C15
Property	6.06	Fairfield Inn & Suites Jonesboro	0.5%			JPMBB 2013-C15
Property	6.07	TownePlace Suites Fayetteville North Springdale	0.4%			JPMBB 2013-C15
Loan	7.00	Costco JFK	3.3%	Gary Barnett	Gary Barnett	NAP
Loan	8.00	Capitol Center	3.0%	Sidney A. Borenstein; Shimmie Horn	Sidney A. Borenstein; Shimmie Horn	NAP
Loan	9.00	Hotel Mela Times Square	3.0%	Joseph Moinian; David Adelipour; Jacob Orfali	Joseph Moinian; David Adelipour; Jacob Orfali	NAP
Loan	10.00	Tustin Centre I & II	3.0%	RSFC Holdings; HSFC Holdings LLC	NAP	NAP
Loan	11.00	One Imeson (38)	2.6%	GEM Realty Fund IV, L.P.	GEM Realty Fund IV, L.P.	NAP
Loan	12.00	Salt Lake City Hotel Portfolio	2.6%	Surendra Jain	Surendra Jain	NAP
Property	12.01	TownePlace Suites West Valley City	1.0%			NAP
Property	12.02	Staybridge Suites Midvale	0.9%			NAP
Property	12.03	Fairfield Inn & Suites Midvale	0.8%			NAP
Loan	13.00	IRG Portfolio (36)	2.6%	Stuart Lichter; Christopher Semarjian	Stuart Lichter; Christopher Semarjian	NAP
Property	13.01	HBP Euclid	0.9%			NAP
Property	13.02	LMA Massillon & Building E	0.6%			NAP
Property	13.03	LMA Building D	0.5%			NAP
Property	13.04	NRR Commerce	0.3%			NAP
Property	13.05	Rockside Commerce	0.2%			NAP
Loan	14.00	Station Place III (36)(38)	2.4%	Seven Hundred 2nd Street Holdings Mezz LLC	NAP	MSC 2011-C1
Loan	15.00	Moffett Place Building 4 (36)(37)	2.4%	Joseph K. Paul	Paul Guarantor LLC	NAP

CD 2017-CD6

ANNEX A-1 - CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AND MORTGAGED PROPERTIES

			% of
			Initial Pool
Property Flag	ID	Property Name	Balance	Sponsor (27)	Guarantor (35)	Previous Securitization
Loan	16.00	Corporate Woods Portfolio (36)	2.3%	Raymond Massa	Raymond Massa	CGCC 2014-FL1
Property	16.01	Corporate Woods - Building 82	0.4%			CGCC 2014-FL1
Property	16.02	Corporate Woods - Building 40	0.3%			CGCC 2014-FL1
Property	16.03	Corporate Woods - Building 84	0.3%			CGCC 2014-FL1
Property	16.04	Corporate Woods - Building 32	0.3%			CGCC 2014-FL1
Property	16.05	Corporate Woods - Building 34	0.1%			CGCC 2014-FL1
Property	16.06	Corporate Woods - Building 14	0.1%			CGCC 2014-FL1
Property	16.07	Corporate Woods - Building 70	0.1%			CGCC 2014-FL1
Property	16.08	Corporate Woods - Building 9	0.1%			CGCC 2014-FL1
Property	16.09	Corporate Woods - Building 6	0.1%			CGCC 2014-FL1
Property	16.10	Corporate Woods - Building 12	0.1%			CGCC 2014-FL1
Property	16.11	Corporate Woods - Building 27	0.1%			CGCC 2014-FL1
Property	16.12	Corporate Woods - Building 51	0.1%			CGCC 2014-FL1
Property	16.13	Corporate Woods - Building 55	0.1%			CGCC 2014-FL1
Property	16.14	Corporate Woods - Building 65	0.1%			CGCC 2014-FL1
Property	16.15	Corporate Woods - Building 3	0.1%			CGCC 2014-FL1
Property	16.16	Corporate Woods - Building 75	0.0%			CGCC 2014-FL1
Loan	17.00	FedEx Ground - Durham	2.1%	Michael Slaven, Peter Slaven	Michael Slaven, Peter Slaven	NAP
Loan	18.00	Integrated Health Campus (36)	2.1%	Thomas D. Meade; James N. Gentile; Clay W. Hamlin, III	Thomas D. Meade; James N. Gentile; Clay W. Hamlin, III	WBCMT 2007-C34
Loan	19.00	337 Lafayette Street	2.0%	Aby Rosen; Michael Fuchs; RFR Realty LLC	Michael Fuchs; Aby Rosen	NAP
Loan	20.00	Hampton Inn Majestic Chicago	2.0%	Schwartz Guaranty Company, LLC	Schwartz Guaranty Company, LLC	BSCMS 2007-T28
Loan	21.00	Promenade at West End Phase II	2.0%	G. Randall Andrews	G. Randall Andrews	NAP
Loan	22.00	3600 Massie	1.9%	Geno 2, LLC	Geno 2, LLC	NAP
Loan	23.00	Colorado Center (36)	1.9%	Boston Properties Limited Partnership; Teachers Insurance and Annuity Association of America	NAP	NAP
Loan	24.00	Sierra Center	1.8%	Panos Sklavenitis	Panos Sklavenitis	NAP
Loan	25.00	2121 Wilshire Boulevard	1.6%	Omid M. Bolour; Mishel Mikail	Omid M. Bolour; Mishel Mikail	NAP
Loan	26.00	Harrison Luxury Apartments	1.5%	Daniel D. Armistead, Mary Pat Armistead, Robert Wolfson, APMG, Inc., APG General, Inc., APG Associates, LLC, APG Investments Limited Partnership	Daniel D. Armistead, Mary Pat Armistead, Robert Wolfson, APMG, Inc., APG General, Inc., APG Associates, LLC, APG Investments Limited Partnership	NAP
Loan	27.00	Gurnee Mills (36)	1.4%	Simon Property Group, L.P.	Simon Property Group, L.P.	NAP
Loan	28.00	Miramar Parkway Plaza	1.3%	Faith Investment Properties, L.L.C., Kevin Faith	Faith Investment Properties, L.L.C., Kevin Faith	NAP
Loan	29.00	Port Gardner Building	1.2%	Joseph Razore; Christopher Langer; Jonathan Slavin	Joseph Razore; Christopher Langer; Jonathan Slavin	NAP
Loan	30.00	Hampton Inn & Suites Las Vegas	1.2%	Todd A. Nigro, Michael E. Nigro	Todd A. Nigro, Michael E. Nigro	NAP
Loan	31.00	Palma Sola Square & DeSoto Plaza (38)	1.2%	Vincent Crisci	Vincent Crisci	NAP
Property	31.01	Palma Sola Square	1.1%			NAP
Property	31.02	DeSoto Plaza	0.1%			NAP
Loan	32.00	Cleveland East (36)	1.1%	BRF Capital LLC, Barry Friedman	BRF Capital LLC, Barry Friedman	NAP
Property	32.01	Landerbrook Corporate Center	0.8%			NAP
Property	32.02	Metropolitan Plaza	0.3%			NAP
Loan	33.00	Independence Park	1.1%	E. Stanley Kroenke	E. Stanley Kroenke	NAP
Loan	34.00	The Fountains	1.1%	Alberto Dayan	Alberto Dayan	NAP
Loan	35.00	Arizona Retail Portfolio	1.0%	David R. Grieve	David R. Grieve	NAP
Property	35.01	9460 E. Golf Links Road	0.3%			NAP
Property	35.02	725 West Baseline Road	0.3%			NAP
Property	35.03	1675 West Valencia Road	0.2%			NAP
Property	35.04	1988 North Alma School Road	0.2%			NAP
Loan	36.00	Mocksville Commons & Peru Marketplace	1.0%	Stanley Werb, Jonathan Gaines	Stanley Werb, Jonathan Gaines	NAP
Property	36.01	Peru Marketplace	0.6%			NAP
Property	36.02	Mocksville Commons	0.5%			NAP
Loan	37.00	Covance Business Center (36)	0.9%	NRFC NNN Holdings LLC	NRFC NNN Holdings LLC	MLCFC 2006-3
Loan	38.00	19500 South Dixie Highway	0.9%	Ivor Braka	Ivor Braka	CWCI 2007-C3
Loan	39.00	Bennetts Creek Crossing	0.9%	Thomas E. Robinson; Robert M. Stanton	Thomas E. Robinson; Robert M. Stanton	MLCFC 2007-8
Loan	40.00	4400 Broadway	0.9%	Daniel A. Norville	Daniel A. Norville	NAP
Loan	41.00	Hampton Inn Hilton Head	0.9%	Wright Investments, Inc.; Hampshire Destination Properties, LLC	Wright Investments, Inc.; Hampshire Destination Properties, LLC	MSC 2007-HQ13
Loan	42.00	Pacific Woods Apartments	0.8%	Randall R. McCardle	NAP	NAP
Loan	43.00	Collierville Portfolio	0.8%	John H. Christian	John H. Christian	NAP
Property	43.01	Ripley Oaks	0.2%			NAP
Property	43.02	435 Washington	0.2%			NAP

CD 2017-CD6

ANNEX A-1 - CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AND MORTGAGED PROPERTIES

			% of
			Initial Pool
Property Flag	ID	Property Name	Balance	Sponsor (27)	Guarantor (35)	Previous Securitization
Property	43.03	Magnolias on Main	0.1%			NAP
Property	43.04	Pecan Ridge	0.1%			NAP
Property	43.05	Wilfong	0.1%			NAP
Property	43.06	37 NorthStar	0.1%			NAP
Property	43.07	Collierville Commerce Center	0.0%			NAP
Property	43.08	Collierville Plaza	0.0%			NAP
Property	43.09	Magnolia Crossing	0.0%			NAP
Loan	44.00	Intech Ten	0.8%	Abhishek Mathur; Brian C. Adams; Abhinav Somani; Anita Shah	Abhishek Mathur; Brian C. Adams; Abhinav Somani; Anita Shah	NAP
Loan	45.00	Holiday Inn & Suites Albuquerque Airport	0.7%	Timothy O’Byrne	Timothy L. O’Byrne	NAP
Loan	46.00	Brookriver	0.7%	Ben A. Dalby; Dalby Family Trust	Ben A. Dalby; Dalby Family Trust	NAP
Loan	47.00	Heather Ridge Apartments	0.6%	E. Packer Wilbur	E. Packer Wilbur	NAP
Loan	48.00	Lakeridge Commons	0.5%	G. Randall Andrews	G. Randall Andrews	NAP
Loan	49.00	Amsdell - Amelia Island 2.0	0.5%	Robert J. Amsdell; Barry L. Amsdell	Robert J. Amsdell; Barry L. Amsdell	CGCMT 2015-GC27
Loan	50.00	CityLine EZ Storage	0.5%	Alex Meshechok; Lawrence Charles Kaplan; Richard Schontz	Alex Meshechok; Lawrence Charles Kaplan; Richard Schontz	WFRBS 2012-C6
Loan	51.00	Hunters Ridge Apartments	0.4%	Jen-Tai Sheng	Jen-Tai Sheng	MLCFC 2007-8
Loan	52.00	Airport Circle Shopping Center	0.4%	Benjamin Braka; David Braka; Clayton Gentry	Benjamin Braka; David Braka; Clayton Gentry	COMM 2006-C8
Loan	53.00	Walgreens Geary	0.4%	Paul F. Pelosi	Paul F. Pelosi	CMLT 2008-LS1
Loan	54.00	Eagle and Atlantis Self Storage Portfolio	0.4%	Jacob Ramage	Jacob Ramage	NAP
Property	54.01	Atlantis Self Storage	0.2%			NAP
Property	54.02	Eagle Self Storage	0.1%			NAP
Loan	55.00	East Towne Plaza	0.4%	William B. Yeomas	William B. Yeomas	NAP
Loan	56.00	6600 Walmore	0.3%	Erik E. Kolar; Alan Werther; Geoffrey Gardner; Michael Kolar	Erik E. Kolar; Alan Werther; Geoffrey Gardner; Michael Kolar	JPMCC 2008-C2
Loan	57.00	Redeker Place	0.3%	Donald R. Stephens; Lane Stephens	Donald R. Stephens; Lane Stephens	NAP
Loan	58.00	West Burlington Plaza	0.2%	Khosrow Roy Hifai	Khosrow Roy Hifai	NAP

CD 2017-CD6

ANNEX A-1 - CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AND MORTGAGED PROPERTIES

			% of				Existing		Future Debt
			Initial Pool	Non-Trust Pari Passu	Non-Trust Pari Passu	Non-Trust Pari Passu	Additional Sub Debt		Permitted
Property Flag	ID	Property Name	Balance	Original Balance	Cut-off Date Balance	Balloon Balance	Amount	Existing Additional Sub Debt Description	Type
Loan	1.00	Headquarters Plaza (36)	7.1%	75,000,000	75,000,000	75,000,000		None	NAP
Loan	2.00	U-Haul SAC Portfolios 14, 15, 17 (36)	5.6%	69,000,000	68,726,499	49,082,233		None	NAP
Property	2.01	U-Haul of Medford	1.0%
Property	2.02	U-Haul Center of Salisbury	0.5%
Property	2.03	U-Haul Center North Rancho	0.5%
Property	2.04	U-Haul Lincoln Park	0.4%
Property	2.05	U-Haul of Inwood	0.4%
Property	2.06	U-Haul Center Albany	0.3%
Property	2.07	U-Haul Storage Black Rock	0.3%
Property	2.08	U-Haul Center of Rockville	0.2%
Property	2.09	U-Haul Storage Ivar Avenue	0.2%
Property	2.10	U-Haul Center of Round Rock	0.2%
Property	2.11	U-Haul Storage Glendora	0.2%
Property	2.12	U-Haul Center Texas Avenue	0.2%
Property	2.13	U-Haul Storage Tarrant Road	0.2%
Property	2.14	U-Haul Storage Hulen	0.2%
Property	2.15	U-Haul Center Beaumont	0.1%
Property	2.16	U-Haul Storage Waxahachie	0.1%
Property	2.17	U-Haul Center of Olathe	0.1%
Property	2.18	U-Haul Kings Highway	0.1%
Property	2.19	U-Haul Storage I-30	0.1%
Property	2.20	U-Haul Storage Laurelwood	0.1%
Property	2.21	U-Haul Center Downtown	0.1%
Property	2.22	U-Haul Storage Business Avenue	0.1%
Loan	3.00	Burbank Office Portfolio (36)	4.7%	329,000,000	329,000,000	329,000,000	281,000,000	B-Note	NAP
Property	3.01	Media Studios	1.8%
Property	3.02	The Pointe	1.5%
Property	3.03	3800 Alameda	0.9%
Property	3.04	Central Park	0.5%
Loan	4.00	Homewood Suites Savannah	3.9%	0	0	0		None	NAP
Loan	5.00	Troy Officentre Portfolio	3.9%	0	0	0		None	NAP
Property	5.01	East Big Beaver Road Office	2.4%
Property	5.02	Livernois Road Office	1.5%
Loan	6.00	Lightstone Portfolio (36)	3.8%	25,000,000	25,000,000	21,986,468		None	NAP
Property	6.01	Hampton Inn & Suites Ft. Myers Beach	0.6%
Property	6.02	aloft Rogers Bentonville	0.6%
Property	6.03	Residence Inn Baton Rouge Siegen Lane	0.6%
Property	6.04	Courtyard Baton Rouge Siegen Lane	0.6%
Property	6.05	TownePlace Suites New Orleans Metairie	0.5%
Property	6.06	Fairfield Inn & Suites Jonesboro	0.5%
Property	6.07	TownePlace Suites Fayetteville North Springdale	0.4%
Loan	7.00	Costco JFK	3.3%	0	0	0		None	NAP
Loan	8.00	Capitol Center	3.0%	0	0	0		None	NAP
Loan	9.00	Hotel Mela Times Square	3.0%	0	0	0		None	NAP
Loan	10.00	Tustin Centre I & II	3.0%	0	0	0		None	NAP
Loan	11.00	One Imeson (38)	2.6%	0	0	0		None	Mezzanine
Loan	12.00	Salt Lake City Hotel Portfolio	2.6%	0	0	0		None	NAP
Property	12.01	TownePlace Suites West Valley City	1.0%
Property	12.02	Staybridge Suites Midvale	0.9%
Property	12.03	Fairfield Inn & Suites Midvale	0.8%
Loan	13.00	IRG Portfolio (36)	2.6%	45,000,000	44,838,341	36,578,893		None	NAP
Property	13.01	HBP Euclid	0.9%
Property	13.02	LMA Massillon & Building E	0.6%
Property	13.03	LMA Building D	0.5%
Property	13.04	NRR Commerce	0.3%
Property	13.05	Rockside Commerce	0.2%
Loan	14.00	Station Place III (36)(38)	2.4%	164,000,000	164,000,000	164,000,000		None	Mezzanine
Loan	15.00	Moffett Place Building 4 (36)(37)	2.4%	101,750,000	101,750,000	92,474,205	98,000,000	Mezzanine Debt	NAP

CD 2017-CD6

ANNEX A-1 - CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AND MORTGAGED PROPERTIES

			% of				Existing		Future Debt
			Initial Pool	Non-Trust Pari Passu	Non-Trust Pari Passu	Non-Trust Pari Passu	Additional Sub Debt		Permitted
Property Flag	ID	Property Name	Balance	Original Balance	Cut-off Date Balance	Balloon Balance	Amount	Existing Additional Sub Debt Description	Type
Loan	16.00	Corporate Woods Portfolio (36)	2.3%	196,250,000	195,751,684	158,373,238		None	NAP
Property	16.01	Corporate Woods - Building 82	0.4%
Property	16.02	Corporate Woods - Building 40	0.3%
Property	16.03	Corporate Woods - Building 84	0.3%
Property	16.04	Corporate Woods - Building 32	0.3%
Property	16.05	Corporate Woods - Building 34	0.1%
Property	16.06	Corporate Woods - Building 14	0.1%
Property	16.07	Corporate Woods - Building 70	0.1%
Property	16.08	Corporate Woods - Building 9	0.1%
Property	16.09	Corporate Woods - Building 6	0.1%
Property	16.10	Corporate Woods - Building 12	0.1%
Property	16.11	Corporate Woods - Building 27	0.1%
Property	16.12	Corporate Woods - Building 51	0.1%
Property	16.13	Corporate Woods - Building 55	0.1%
Property	16.14	Corporate Woods - Building 65	0.1%
Property	16.15	Corporate Woods - Building 3	0.1%
Property	16.16	Corporate Woods - Building 75	0.0%
Loan	17.00	FedEx Ground - Durham	2.1%	0	0	0		None	NAP
Loan	18.00	Integrated Health Campus (36)	2.1%	31,000,000	31,000,000	27,030,990		None	NAP
Loan	19.00	337 Lafayette Street	2.0%	0	0	0		None	NAP
Loan	20.00	Hampton Inn Majestic Chicago	2.0%	0	0	0		None	NAP
Loan	21.00	Promenade at West End Phase II	2.0%	0	0	0		None	NAP
Loan	22.00	3600 Massie	1.9%	0	0	0		None	NAP
Loan	23.00	Colorado Center (36)	1.9%	278,000,000	278,000,000	278,000,000	252,000,000	B-Note	NAP
Loan	24.00	Sierra Center	1.8%	0	0	0		None	NAP
Loan	25.00	2121 Wilshire Boulevard	1.6%	0	0	0		None	NAP
Loan	26.00	Harrison Luxury Apartments	1.5%	0	0	0		None	NAP
Loan	27.00	Gurnee Mills (36)	1.4%	260,000,000	255,197,161	206,441,467		None	NAP
Loan	28.00	Miramar Parkway Plaza	1.3%	0	0	0		None	NAP
Loan	29.00	Port Gardner Building	1.2%	0	0	0		None	NAP
Loan	30.00	Hampton Inn & Suites Las Vegas	1.2%	0	0	0		None	NAP
Loan	31.00	Palma Sola Square & DeSoto Plaza (38)	1.2%	0	0	0		None	Mezzanine
Property	31.01	Palma Sola Square	1.1%
Property	31.02	DeSoto Plaza	0.1%
Loan	32.00	Cleveland East (36)	1.1%	30,000,000	30,000,000	28,255,991		None	NAP
Property	32.01	Landerbrook Corporate Center	0.8%
Property	32.02	Metropolitan Plaza	0.3%
Loan	33.00	Independence Park	1.1%	0	0	0		None	NAP
Loan	34.00	The Fountains	1.1%	0	0	0		None	NAP
Loan	35.00	Arizona Retail Portfolio	1.0%	0	0	0	1,250,789	B-Note	NAP
Property	35.01	9460 E. Golf Links Road	0.3%
Property	35.02	725 West Baseline Road	0.3%
Property	35.03	1675 West Valencia Road	0.2%
Property	35.04	1988 North Alma School Road	0.2%
Loan	36.00	Mocksville Commons & Peru Marketplace	1.0%	0	0	0		None	NAP
Property	36.01	Peru Marketplace	0.6%
Property	36.02	Mocksville Commons	0.5%
Loan	37.00	Covance Business Center (36)	0.9%	15,185,000	15,163,338	11,746,388		None	NAP
Loan	38.00	19500 South Dixie Highway	0.9%	0	0	0		None	NAP
Loan	39.00	Bennetts Creek Crossing	0.9%	0	0	0		None	NAP
Loan	40.00	4400 Broadway	0.9%	0	0	0		None	NAP
Loan	41.00	Hampton Inn Hilton Head	0.9%	0	0	0		None	NAP
Loan	42.00	Pacific Woods Apartments	0.8%	0	0	0		None	NAP
Loan	43.00	Collierville Portfolio	0.8%	0	0	0		None	NAP
Property	43.01	Ripley Oaks	0.2%
Property	43.02	435 Washington	0.2%

CD 2017-CD6

ANNEX A-1 - CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AND MORTGAGED PROPERTIES

			% of				Existing		Future Debt
			Initial Pool	Non-Trust Pari Passu	Non-Trust Pari Passu	Non-Trust Pari Passu	Additional Sub Debt		Permitted
Property Flag	ID	Property Name	Balance	Original Balance	Cut-off Date Balance	Balloon Balance	Amount	Existing Additional Sub Debt Description	Type
Property	43.03	Magnolias on Main	0.1%
Property	43.04	Pecan Ridge	0.1%
Property	43.05	Wilfong	0.1%
Property	43.06	37 NorthStar	0.1%
Property	43.07	Collierville Commerce Center	0.0%
Property	43.08	Collierville Plaza	0.0%
Property	43.09	Magnolia Crossing	0.0%
Loan	44.00	Intech Ten	0.8%	0	0	0		None	NAP
Loan	45.00	Holiday Inn & Suites Albuquerque Airport	0.7%	0	0	0		None	NAP
Loan	46.00	Brookriver	0.7%	0	0	0		None	NAP
Loan	47.00	Heather Ridge Apartments	0.6%	0	0	0		None	NAP
Loan	48.00	Lakeridge Commons	0.5%	0	0	0		None	NAP
Loan	49.00	Amsdell - Amelia Island 2.0	0.5%	0	0	0		None	NAP
Loan	50.00	CityLine EZ Storage	0.5%	0	0	0		None	NAP
Loan	51.00	Hunters Ridge Apartments	0.4%	0	0	0		None	NAP
Loan	52.00	Airport Circle Shopping Center	0.4%	0	0	0		None	NAP
Loan	53.00	Walgreens Geary	0.4%	0	0	0		None	NAP
Loan	54.00	Eagle and Atlantis Self Storage Portfolio	0.4%	0	0	0		None	NAP
Property	54.01	Atlantis Self Storage	0.2%
Property	54.02	Eagle Self Storage	0.1%
Loan	55.00	East Towne Plaza	0.4%	0	0	0		None	NAP
Loan	56.00	6600 Walmore	0.3%	0	0	0		None	NAP
Loan	57.00	Redeker Place	0.3%	0	0	0		None	NAP
Loan	58.00	West Burlington Plaza	0.2%	0	0	0		None	NAP

CD 2017-CD6

FOOTNOTES TO ANNEX A-1

(1)	GACC—German American Capital Corporation or one of its affiliates; CREFI— Citi Real Estate Funding Inc. or one of its affiliates; AREF—Argentic Real Estate Finance LLC.

  (2)

Loan No.	Mortgage Loan	Note(s)	Original Balance ($)	Cut-off Date Balance ($)	Holder of Note(1)	Control
1	Headquarters Plaza	A-1	$75,000,000	$75,000,000	CD 2017-CD6	Yes
		A-2	$25,000,000	$25,000,000	CREFI	No
		A-3, A-4	$50,000,000	$50,000,000	Barclays Bank PLC	No
2	U Haul Portfolio 14, 15, 17	A-1, A-2	$69,000,000	$68,726,499	JPMDB 2017-C7	Yes
		A-3, A-4	$60,000,000	$59,762,173	CD 2017-CD6	No
3	Burbank Office Portfolio	A-1-S, A-2-S, A-1-C1, A-2-C1-B	$249,000,000	$249,000,000	DBUBS 2017-BRBK	Yes
		A-1-C2	$50,000,000	$50,000,000	CD 2017-CD6	No
		A-2-C1-A, A-2-C2-C	$40,000,000	$40,000,000	UBS 2017-C5	No
		A-2-C2-A, A-2-C2-B	$40,000,000	$40,000,000	UBS AG, New York Branch	No
		B-1, B-2	$281,000,000	$281,000,000	DBUBS 2017-BRBK	No
6	Lightstone Portfolio	A-1	$40,000,000	$40,000,000	CD 2017-CD6	Yes
		A-2	$25,000,000	$25,000,000	JPMDB 2017-C7	No
13	IRG Portfolio	A-1	$45,000,000	$44,838,341	JPMDB 2017-C7	Yes
		A-2	$27,500,000	$27,401,208	CD 2017-CD6	No

14	Station Place III	A-1 A-2, A-3	$64,000,000 $50,000,000	$64,000,000 $50,000,000	JPMDB 2017-C7 JPMCB	Yes No
		A-4	$50,000,000	$50,000,000	CGCMT 2017-C4	No
		A-5	$26,000,000	$26,000,000	CD 2017-CD6	No
15	Moffett Place Building 4	A-1, A-2	$70,000,000	$70,000,000	JPMDB 2017-C7	Yes
		A-3	$25,250,000	$25,250,000	CD 2017-CD6	No
		A-4	$31,750,000	$31,750,000	BANK 2017-BNK7	No
16	Corporate Woods Portfolio	A-1-A, A-3	$50,000,000	$49,873,040	CGCMT 2017-P8	Yes
		A-1-B	$25,000,000	$24,936,520	CD 2017-CD6	No
		A-2	$35,625,000	$35,534,541	CGCMT 2017-C4	No
		A-4	$70,625,000	$70,445,670	BANK 2017-BNK7	No
		A-5	$40,000,000	$39,898,432	MSBAM 2017-C34	No
18	Integrated Health Campus	A-1	$31,000,000	$31,000,000	COMM 2017-COR2	Yes
		A-2	$22,000,000	$22,000,000	CD 2017-CD6	No
23	Colorado Center	A-1-S, A-2-S, A-3-S	$98,000,000	$98,000,000	BXP 2017-CC	Yes
		A-1-C1, A-3-C1	$70,000,000	$70,000,000	Bank 2017-BNK8	No
		A-1-C2	$40,000,000	$40,000,000	Morgan Stanley Bank, NA	No
		A-2-C1, A-2-C2-1	$40,000,000	$40,000,000	COMM 2017-COR2	No
		A-2-C2-2	$20,000,000	$20,000,000	CD 2017-CD6	No
		A-3-C2	$30,000,000	$30,000,000	Wells Fargo Bank	No
		B-1-S , B-2-S, B-3-S	$252,000,000	$252,000,000	BXP 2017-CC	No
27	Gurnee Mills	A-1A	$75,000,000	$73,614,566	CSAIL 2016-C7	Yes
		A-1B, A-3A	$60,000,000	$58,891,653	CSMC 2016-NXSR	No
		A-2A	$80,000,000	$78,522,204	WFCM 2016-C36	No
		A-2B	$25,000,000	$24,538,189	WFCM 2016-LC25	No
		A-4A	$20,000,000	$19,630,551	CD 2017-CD5	No
		A-3B, A-4B	$15,000,000	$14,722,913	CD 2017-CD6	No
32	Cleveland East	A-1	$30,000,000	$30,000,000	WFCM 2017-C39	Yes
		A-2	$12,000,000	$12,000,000	CD 2017-CD6	No
35	Arizona Retail Portfolio(1)	Note A	$11,102,258	$11,021,101	CD 2017-CD6	No
		Note B	$1,260,000	$1,260,000	The Bancorp Bank	Yes
37	Covance Business Center	A-1	$15,185,000	$15,163,338	JPMDB 2017-C7	Yes
		A-2	$10,000,000	$9,985,735	CD 2017-CD6	No

(1)	The Holder of Note identification means we have identified another securitization trust that has closed or as to which a preliminary prospectus or final prospectus has printed that has or is expected to include the identified mortgage note(s).
(2)	The original principal balance at origination of the Arizona Retail Portfolio Mortgage Loan was $12,600,000. The Mortgage Loan was subsequently split into Note A and Note B, each with an original principal balance at such time as set forth above

(3)	With respect to any Mortgaged Property securing a multi-property Mortgage Loan, the amounts listed under the headings “Original Balance ($)” and “Cut-off Date Balance ($)” reflect the Allocated Loan Amount related to such Mortgaged Property.

(4)	Loan No. 1 – Headquarters Plaza – The Loan per Net Rentable Area (SF/Units/Rooms) is calculated using 885,586 sq. ft., which consists of the office (562,242 sq. ft.) and retail (167,274 sq. ft.) portion of the Headquarters Plaza Property plus 156,000 sq. ft. attributable to the hotel portion of the Headquarters Plaza Property. Calculated solely based on the 729,516 sq. ft. of the office and retail portion, Loan per Net Rentable Area (SF/Units/Rooms) is equal to $207. The Units/Rentable Square Ft., Third Most Recent Occupancy, Second Most Recent Occupancy and Most Recent Physical Occupancy are based on the 729,516 square feet related to the office and retail portion of the Mortgaged Property. The 256-room, 156,000 sq. ft. hotel portion had occupancies for 2015, 2016 and the trailing 12-month period ending August, 2017 of 87.9%, 88.4% and 88.8%, respectively.

(5)	Loan No. 2 – U-Haul SAC Portfolios 14, 15, 17 – The U-Haul SAC Portfolios 14, 15, 17 Mortgage Loan has an ARD feature with an anticipated repayment date of September 6, 2027. From and after the anticipated repayment date, the U-Haul SAC Portfolios 14, 15, 17 Mortgage Loan will accrue interest at a rate equal to the greater of (i) 6.7025% per annum and (ii) the 10-year treasury yield as of the anticipated repayment date plus 4.520%, until the Final Maturity Date of September 6, 2037.

Loan No. 17 – FedEx Ground - Durham – The FedEx Ground - Durham Mortgage Loan has an ARD feature with an anticipated repayment date of August 6, 2027. From and after the anticipated repayment date, the FedEx Ground - Durham Mortgage Loan accrues at a fixed interest rate (the “Adjusted Interest Rate”) that is equal to the greater of (i) 4.0700% plus 300 basis points or (ii) the treasury rate as of the anticipated repayment date plus 300 basis points.

(6)	Loan No. 20 – Hampton Inn Majestic Chicago – The related Mortgaged Property is on the National Register of Historic Places. As a result, the ability to alter the improvements or use of the Mortgaged Property may be conditioned or restricted.

Loan No. 29 – Port Gardner Building – The related Mortgaged Property is on the Everett Register of Historic Places. As a result, the ability to alter the improvements or use of the Mortgaged Property may be conditioned or restricted.

(7)	The Administrative Fee Rate includes the respective per annum rates applicable to the calculation of the servicing fee, any sub-servicing fee, trustee/certificate administrator fee, operating advisor fee and CREFC® license fee with respect to each Mortgage Loan. For purposes of this Annex A-1, the definition of Administrative Fee Rate as it relates to any Non-Serviced Mortgage Loan includes the related Pari Passu Loan Primary Servicing Fee Rate which includes the “primary servicing fee rate” (as defined or set forth in the applicable pooling and servicing agreement) and any other related servicing or any sub-servicing fee rate (other than those payable to the applicable special servicer) applicable to such Non-Serviced Mortgage Loan that constitutes a portion of the “servicing fee rate” applicable to the other master servicer under the applicable other pooling and servicing agreement. The Pari Passu Loan Primary Servicing Fee Rate for the U-Haul SAC Portfolio 14, 15, 17 Mortgage Loan will be will be 0.00250%. The Pari Passu Loan Primary Servicing Fee Rate for the Burbank Office Portfolio Mortgage Loan will be will be 0.00125%. The Pari Passu Loan Primary Servicing Fee Rate for the IRG Portfolio Mortgage Loan will be will be 0.00250%. The Pari Passu Loan Primary Servicing Fee Rate for the Station Place III Mortgage Loan will be 0.00250%. The Pari Passu Loan Primary Servicing Fee Rate for the Moffett Place Building 4 Mortgage Loan will be 0.00250%. The Pari Passu Loan Primary Servicing Fee Rate for the Corporate Woods Portfolio Mortgage Loan will be 0.00250%. The Pari Passu Loan Primary Servicing Fee Rate for the Integrated Health Campus Mortgage Loan will be 0.00250%. The Pari Passu Loan Primary Servicing Fee Rate for the Colorado Center Mortgage Loan will be 0.00125%. The Pari Passu Loan Primary Servicing Fee Rate for the Gurnee Mills Mortgage Loan will be 0.00250%. The Pari Passu Loan Primary Servicing Fee Rate for the Cleveland East Mortgage Loan will be 0.00250%. The Pari Passu Loan Primary Servicing Fee Rate for the Covance Business Center Mortgage Loan will be 0.00250%.

(8)	Annual Debt Service ($), Monthly Debt Service ($), Underwritten NOI DSCR and Underwritten NCF DSCR for Mortgage Loans (i) with partial interest only periods are shown based on the monthly debt service payment immediately following the expiration of the interest only period and (ii) that are interest only until the related maturity date are shown based on the interest only payments during the 12-month period following the Cut-off Date (or, in the case of Monthly Debt Service ($), the average of such interest only payments) without regard to leap year adjustments.

Loan No. 15 – Moffett Place Building 4 - The Annual Debt Service ($), Monthly Debt Service ($), Underwritten NOI DSCR and Underwritten NCF DSCR for Mortgage Loans are calculated based on the annual debt service equal to the aggregate of the first 12 payments on the respective mortgage loan, the related pari passu companion loans commencing September 2022 as set forth in the respective non-standard amortization schedule set forth in Annex F to the preliminary prospectus.

(9)	“Hard” generally means each tenant is required to transfer its rent directly to the lender-controlled lockbox account. However, with respect to hospitality properties, “Hard” means all credit card receipts are deposited directly into the lockbox by the card processing company and all over-the-counter cash and equivalents are required to be deposited by the property manager or borrower into the lockbox. “Soft” means the borrower has established a lockbox account that will be under lender control and the borrower or property manager is required to collect rents from the tenants and then deposit those rents into such lockbox account. “Springing Soft” means that upon the occurrence of a trigger event (as specified in the related Mortgage Loan Documents), the borrower is required to establish a lockbox account that will be under lender control and the borrower or property manager is required to collect rents from the tenants and then deposit those rents into such lockbox account. “Springing Hard” means that upon a trigger event (as specified in the related Mortgage Loan Documents), each tenant will be required to transfer its rent directly to a lender-controlled lockbox. “Soft Springing Hard” means that the borrower has established a lockbox account that will be under lender control and the borrower or property manager is required to collect rents from the tenants and then deposit those rents into such lockbox account. Upon a trigger event (as specified in the related Mortgage Loan documents), each tenant will be required to transfer its rent directly into a lender-controlled lockbox.

Loan No. 1 – Headquarters Plaza – At origination of the Headquarters Plaza Mortgage Loan, the borrowers established two separate lockbox accounts: (i) a lockbox account for the hotel portion of the collateral (the “Hotel Lockbox”) and (ii) a lockbox for the office and retail portion of the collateral (the “Non-Hotel Lockbox”). Solely with respect to the hotel portion of the collateral (the “Hotel Property”) and the Hotel Lockbox, (x) so long as the Franchisor CM Conditions (as defined in the Headquarters Plaza loan documents) are satisfied, Hotel Manager may collect revenues from the Hotel Property, hold the same in one or more Eligible Accounts with an Eligible Institution in the name of Borrower that have been pledged as security for the Loan, apply the same to pay operating expenses and brand management fees in accordance with the applicable Franchise Agreement, and then deposit any excess after payment of such expenses and fees into the Hotel Lockbox, (y) to the extent permitted under the applicable Franchise Agreement, or if the Franchisor CM Conditions are not satisfied, tenants under leases at the Hotel Property shall be directed to deposit all rental payments directly into the Hotel Lockbox, and (z) to the extent that the Franchisor CM Conditions are not satisfied, all credit card companies and credit card clearing banks will be directed to deposit all payments that would otherwise be made to Borrower and/or (Hotel) Manager directly into the Hotel Lockbox. With respect to the non-hotel portion of the Headquarters Plaza Property and the Non-Hotel Lockbox, the loan documents require all tenants to be directed to pay all rents directly into the Non-Hotel Lockbox.

Loan No. 9 – Hotel Mela Times Square – The Hotel Mela Times Square Mortgage Loan is structured with a hard lockbox and springing cash management. Pursuant to the management agreement, Highgate has established operating accounts for the Hotel Mela Times Square Mortgaged Property. The operating accounts are in the name of the borrowers but Highgate has sole signature authority over the operating accounts and is entitled to draw funds from the operating accounts in accordance with the property management agreement. Gross revenue from the Hotel Mela Times Square Mortgaged Property is required to be deposited into the lender-controlled lockbox account and to be transferred on a daily basis to the Highgate-controlled operating accounts unless a cash management period under the Hotel Mela Times Square Mortgage Loan is continuing. Pursuant to the property management agreement, Highgate reserves sums for FF&E in a separate reserve account in the name of borrowers and over which borrowers and Highgate have joint control and access. The FF&E reserve account is in the name of the borrowers but is pledged to the lender as security for the Hotel Mela Times Square Mortgage Loan with a deposit account control agreement required to be executed by the depository bank, the borrowers, Highgate and the lender within 30 days of the origination of the Hotel Mela Times Square Mortgage Loan in order to perfect the pledge. The lender can only take control of the FF&E reserve account after the termination of the property management agreement. During a Cash Management Period, all funds in the lockbox are required to be deposited into a lender-controlled cash management account and to be applied to pay monthly amounts due as required under the Hotel Mela Times Square Mortgage Loan, and any excess amounts are required to be retained by the lender as additional collateral for the Hotel Mela Times Square Mortgage Loan.

(10)	“In Place” means that related property cash flows go through a waterfall of required reserve or other payment amounts due before the lender either (i) disburses excess cash to the related borrower or (ii) retains excess cash as additional collateral for the Mortgage Loan. “Springing” means that upon the occurrence of a trigger event, as defined in the related Mortgage Loan documents, In Place cash management (as described above) will take effect, and will generally continue until all trigger events are cured (to the extent a cure is permitted under the related Mortgage Loan documents).

(11)	Loan No. 1 – Headquarters Plaza – The Underwritten NOI DSCR, Underwritten NCF DSCR, Cut-off Date LTV Ratio, LTV Ratio at Maturity or ARD, Underwritten NOI Debt Yield, Underwritten NCF Debt Yield and Loan per Net Rentable Area (SF/Units/Rooms) are calculated based on the Mortgage Loan included in the issuing entity and the related pari passu companion loans in the aggregate.

Loan No. 2 – U-Haul SAC Portfolios 14, 15, 17 – The Underwritten NOI DSCR, Underwritten NCF DSCR, Cut-off Date LTV Ratio, LTV Ratio at Maturity or ARD, Underwritten NOI Debt Yield, Underwritten NCF Debt Yield and Loan per Net Rentable Area (SF/Units/Rooms) ($) are calculated based on the Mortgage Loan included in the issuing entity and the related pari passu companion loans in the aggregate.

Loan No. 3 – Burbank Office Portfolio – The Underwritten NOI DSCR, Underwritten NCF DSCR, Cut-off Date LTV Ratio, LTV Ratio at Maturity or ARD, Underwritten NOI Debt Yield, Underwritten NCF Debt Yield and Loan per Net Rentable Area (SF/Units/Rooms) ($) are calculated based on the Mortgage Loan included in the issuing entity and the related pari passu companion loans in the aggregate and exclude the subordinate companion loans.

Loan No. 6 – Lightstone Portfolio – The Underwritten NOI DSCR, Underwritten NCF DSCR, Cut-off Date LTV Ratio, LTV Ratio at Maturity or ARD, Underwritten NOI Debt Yield, Underwritten NCF Debt Yield and Loan per Net Rentable Area (SF/Units/Rooms) ($) are calculated based on the Mortgage Loan included in the issuing entity and the related pari passu companion loans in the aggregate.

Loan No. 13 – IRG Portfolio – The Underwritten NOI DSCR, Underwritten NCF DSCR, Cut-off Date LTV Ratio, LTV Ratio at Maturity or ARD, Underwritten NOI Debt Yield, Underwritten NCF Debt Yield and Loan per Net Rentable Area (SF/Units/Rooms) ($) are calculated based on the Mortgage Loan included in the issuing entity and the related pari passu companion loans in the aggregate.

Loan No. 14 – Station Place III – The Underwritten NOI DSCR, Underwritten NCF DSCR, Cut-off Date LTV Ratio, LTV Ratio at Maturity or ARD, Underwritten NOI Debt Yield, Underwritten NCF Debt Yield and Loan per Net Rentable Area (SF/Units/Rooms) are calculated based on the Mortgage Loan included in the issuing entity and the related pari passu companion loans in the aggregate.

Loan No. 15 – Moffett Place Building 4 – The Underwritten NOI DSCR, Underwritten NCF DSCR, Cut-off Date LTV Ratio, LTV Ratio at Maturity or ARD, Underwritten NOI Debt Yield, Underwritten NCF Debt Yield and Loan per Net Rentable Area (SF/Units/Rooms) ($) are calculated based on the Mortgage Loan included in the issuing entity and the related pari passu companion loans in the aggregate and exclude the mezzanine debt.

Loan No. 16 – Corporate Woods Portfolio – The Underwritten NOI DSCR, Underwritten NCF DSCR, Cut-off Date LTV Ratio, LTV Ratio at Maturity or ARD, Underwritten NOI Debt Yield, Underwritten NCF Debt Yield and Loan per Net Rentable Area (SF/Units/Rooms) are calculated based on the Mortgage Loan included in the issuing entity and the related pari passu companion loans in the aggregate.

Loan No. 18 – Integrated Health Campus – The Underwritten NOI DSCR, Underwritten NCF DSCR, Cut-off Date LTV Ratio, LTV Ratio at Maturity or ARD, Underwritten NOI Debt Yield, Underwritten NCF Debt Yield and Loan per Net Rentable Area (SF/Units/Rooms) ($) are calculated based on the Mortgage Loan included in the issuing entity and the related pari passu companion loans in the aggregate.

Loan No. 23 – Colorado Center – The Underwritten NOI DSCR, Underwritten NCF DSCR, Cut-off Date LTV Ratio, LTV Ratio at Maturity or ARD, Underwritten NOI Debt Yield, Underwritten NCF Debt Yield and Loan per Net Rentable Area (SF/Units/Rooms) ($) are calculated based on the Mortgage Loan included in the issuing entity and the related pari passu companion loans in the aggregate and exclude the subordinate companion loans.

Loan No. 27 – Gurnee Mills – The Underwritten NOI DSCR, Underwritten NCF DSCR, Cut-off Date LTV Ratio, LTV Ratio at Maturity or ARD, Underwritten NOI Debt Yield, Underwritten NCF Debt Yield and Loan per Net Rentable Area (SF/Units/Rooms) ($) are calculated based on the Mortgage Loan included in the issuing entity and the related pari passu companion loans in the aggregate.

Loan No. 32 – Cleveland East – The Underwritten NOI DSCR, Underwritten NCF DSCR, Cut-off Date LTV Ratio, LTV Ratio at Maturity or ARD, Underwritten NOI Debt Yield, Underwritten NCF Debt Yield and Loan per Net Rentable Area (SF/Units/Rooms) ($) are calculated based on the Mortgage Loan included in the issuing entity and the related pari passu companion loans in the aggregate.

Loan No. 37 – Covance Business Center – The Underwritten NOI DSCR, Underwritten NCF DSCR, Cut-off Date LTV Ratio, LTV Ratio at Maturity or ARD, Underwritten NOI Debt Yield, Underwritten NCF Debt Yield and Loan per Net Rentable Area (SF/Units/Rooms) ($) are calculated based on the Mortgage Loan included in the issuing entity and the related pari passu companion loans in the aggregate.

(12)	Loan No. 3 – Burbank Office Portfolio – The Underwritten NOI DSCR, Underwritten NCF DSCR, Cut-off Date LTV Ratio, LTV Ratio at Maturity or ARD, Underwritten NOI Debt Yield, Underwritten NCF Debt Yield and Loan per Net Rentable Area (SF/Units/Rooms) ($) calculations exclude the Burbank Office Portfolio subordinate secured debt. Including the subordinate companion loans, the Underwritten NOI DSCR is 2.89x, the Underwritten NCF DSCR is 2.67x, the Cut-off Date LTV Ratio is 53.6%, the LTV Ratio at Maturity or ARD is 53.6%, the Underwritten NOI Debt Yield is 10.4%, the Underwritten NCF Debt Yield is 9.6% and the Loan per Net Rentable Area (SF/Units/Rooms) is $316.

Loan No. 23 – Colorado Center – The Underwritten NOI DSCR, Underwritten NCF DSCR, Cut-off Date LTV Ratio, LTV Ratio at Maturity or ARD, Underwritten NOI Debt Yield, Underwritten NCF Debt Yield and Loan per Net Rentable Area (SF/Units/Rooms) ($) calculations exclude the Colorado Center subordinate secured debt. Including the subordinate companion loans, the Underwritten NOI DSCR is 2.79x, the Underwritten NCF DSCR is 2.62x, the Cut-off Date LTV Ratio is 45.4%, the LTV Ratio at Maturity or ARD is 45.4%, the Underwritten NOI Debt Yield is 10.1%, the Underwritten NCF Debt Yield is 9.4% and the Loan per Net Rentable Area (SF/Units/Rooms) is $468.

Loan No. 35 – Arizona Retail Portfolio – The Underwritten NOI DSCR, Underwritten NCF DSCR, Cut-off Date LTV Ratio, LTV Ratio at Maturity or ARD, Underwritten NOI Debt Yield, Underwritten NCF Debt Yield and Loan per Net Rentable Area (SF/Units/Rooms) ($) calculations exclude the Arizona Retail Portfolio subordinate companion loans. Including the subordinate companion loans, the Underwritten NOI DSCR is 1.55x, the Underwritten NCF DSCR is 1.35x, the Cut-off Date LTV Ratio is 68.0%, the LTV Ratio at Maturity or ARD is 57.4%, the Underwritten NOI Debt Yield is 11.0%, the Underwritten NCF Debt Yield is 9.5% and the Loan per Net Rentable Area (SF/Units/Rooms) is $74.

(13)	Loan No. 3 – Burbank Office Portfolio – The Underwritten NOI is over 10% higher than Most Recent NOI. The increase in Underwritten NOI over historical periods is primarily driven by the expiration of rent abatements, recently executed leases and new leases going into effect. In addition, the Underwritten NOI includes straight line rent credit of $3,397,039 and rent steps of $2,480,650 through October 2018.

Loan No.10 – Tustin Centre I & II – The Underwritten NOI is over 10% higher than Most Recent NOI. The increase in NOI is due to four new tenants having executed six new leases since February 2017, accounting for 32,759 sq. ft. (11.6% of Net Rentable Area) with an aggregate annual rent of $1,053,417 (12.7% of UW Base Rent), as well as the expiration of rent abatement periods. In addition, the Underwritten NOI includes $147,062 in contractual rent steps through June 2018.

Loan No. 13 – IRG Portfolio – The Underwritten NOI is over 10% higher than Most Recent NOI. The Most Recent NOI represents an annualized number that reflects utility expenses that are approximately $1.2 million higher than underwritten utility expenses. The higher utility expense for the Most Recent Operating Statements can be attributed to annualized numbers reflecting the facilities operating expenses during the winter months in Ohio. From 2014-2016, utility expenses ranged from $9.2 million to $9.7 million, with an average of $9.5 million, and GACC underwrote utility expenses of $9.7 million.

Loan No. 21 – Promenade at West End Phase II – The Underwritten NOI is over 10% higher than Most Recent NOI. Since October 2016, three new tenants have executed three new leases accounting for 11,080 sq. ft. (11.7% of Net Rentable Area) with an aggregate annual base rent of $210,259 (11.6% of UW Base Rent). In addition, the Underwritten NOI includes $4,179 in contractual rent steps through August 2018.

Loan No. 23 – Colorado Center- The increase in UW NOI from Most Recent NOI is due to an occupancy increase from 68.0% to 91.5% as well as the inclusion of Contractual Rent Steps. Edmunds.com commenced paying rent for 133,038 SF of its space ($8,426,627 of Base Rent) on December 1, 2016. Since 2016, new leases of approximately 300,000 SF ($20.1 million of Base Rent) have been signed at the property

Loan No. 26 – Harrison Luxury Apartments – The Underwritten NOI is over 10% higher than Most Recent NOI. Harrison Luxury Apartments was newly built in 2016, opened in September 2016, and was in lease up in early 2017. The Underwritten NOI is based on the June 26, 2017 rent roll after the Harrison Luxury Apartments Mortgaged Property was leased up to 100.0% occupancy.

Loan No. 31 – Palma Sola Square & DeSoto Plaza – The Underwritten NOI is over 10% higher than Most Recent NOI. Since January 2017, the borrower has executed new and renewal leases for 7,867 sq. ft. (6.8% of Net Rentable Area) with an aggregate annual rent of $126,746 (9.9% of UW Base Rent). In addition, the Underwritten NOI includes 48,602 in contractual rent steps through March 2018.

Loan No. 32 – Cleveland East – The Underwritten NOI is over 10% higher than Most Recent NOI primarily due to termination of previous rent abatements totaling $878,447 from leases at the Landerbrook Corporate Center Property and $89,444 from leases at the Metropolitan Plaza Property.

Loan No. 33 – Independence Park – The Underwritten NOI is over 10% higher than Most Recent NOI primarily due to recent new leasing and higher recoveries. Since March 2017, two new tenants have executed three new leases accounting for 23,545 sq. ft. (10.1% of Net Rentable Area) with an aggregate annual base rent of $238,950 (10.1% of UW Base Rent).

Loan No. 40 – 4400 Broadway – The Underwritten NOI is over 10% higher than Most Recent NOI. Since January 2017, the borrower has executed new and renewal leases for 22,689 sq. ft. (18.9% Net Rentable Area) with an aggregate annual rent of $389,391 (21.0% of UW Base Rent). In addition, the Underwritten NOI includes $37,699 in contractual rent steps through September 2018.

Loan No. 41 – Hampton Inn Hilton Head – The Underwritten NOI is over 10% higher than Most Recent NOI. In October 2016, the South Carolina coast was impacted by Hurricane Matthew. The Hampton Inn Hilton Head Mortgaged Property was closed for one week and the first floor was closed until the middle of February 2017, which resulted in approximately 5,724 less available room nights for the T-12 8/31/2017 Most Recent Operating Statements in comparison to the Underwritten available room nights. Underwritten Revenue is based on the 2016 Occupancy and the T-12 8/31/2017 average daily rate.

Loan No. 44 – Intech Ten – The Underwritten NOI is over 10% higher than Most Recent NOI. Since January 2017, the borrower signed five new leases totaling 47,046 sq. ft. (40.4% of Net Rentable Area) with an aggregate annual rent of $389,391 (21.0% of UW Base Rent).

(14)	Loan No. 7 – Costco JFK – Due to the recent 2017 renovation and acquisition of the Costco JFK Property, no historical NOI information was available.

Loan No. 12 – Salt Lake City Hotel Portfolio – Due to the recent construction dates of the TownePlace Suites West Valley City and Fairfield Inn & Suites Midvale Properties in 2015 and 2016, respectively, only partial historical NOI information is available.

Loan No. 15 – Moffett Place Building 4 – Due to the recent construction of the Moffett Place Building 4 Property in 2017, historical NOI information is not available.

Loan No. 19 – 337 Lafayette Street – Due to the recent 2017 renovation of the 337 Lafayette Street Property, no historical NOI information was available.

Loan No. 29 – Port Gardner Building - Historical NOI information is limited as the Mortgaged Property was acquired by the sponsor mostly vacant in October 2016 and subsequently underwent an extensive renovation to prepare for occupancy of the new Largest Tenant, Funko, representing 87.0% of the Net Rentable Area.

(15)	The grace periods noted under “Grace Period” reflect the number of days of grace before a payment default is an event of default. Certain jurisdictions impose a statutorily longer grace period. Certain of the Mortgage Loans may additionally be subject to grace periods with respect to the occurrence of an event of default (other than a payment default) and/or commencement of late charges which are not addressed in Annex A-1 to this preliminary prospectus.

Loan No. 23 – Colorado Center – has a two-business day grace period for any monthly payment of principal or interest due, provided the two-business day grace period may only be used once during any twelve month period during the term of the Mortgage Loan.

Loan No. 44 – Intech Ten - The late payment fee will be waived if any principal, interest or any other sum due under the loan documents (other than the outstanding principal balance due and payable on the maturity date) is paid within five business days following the date on which it is due, for one time during any 366 day period.

(16)	Loan No. 6 - Lightstone Portfolio – Except with respect to the Lightstone Portfolio—Hampton Inn & Suites Ft. Myers Beach Mortgaged Property (which has an “As Is” appraised value dated as of June 1, 2017), the Appraised Value ($) represents the “As Complete” value for each Mortgaged Property, effective on June 1, 2018, which assumes the completion of the required property improvement plan (“PIP”) at each Mortgaged Property. At loan origination, the borrower reserved the estimated cost of each respective PIP, in full. The sum of the “As Is” appraised value for all of the mortgaged properties is $101,000,000, which results in a Cut-off Date LTV Ratio of 64.4% and a LTV Ratio at Maturity or ARD of 56.6%.

Loan No. 7 – Costco JFK – The Appraised Value ($) represents the “As Stabilized” value for the Mortgaged Property, effective April 22, 2018, which assumes the 2nd Largest Tenant, Zwanger-Pesiri Radiology has taken possession of its space and the free rent period has expired. On October 1, 2017, Zwanger-Pesiri Radiology took possession of its space and is currently completing the interior build-out of the office space. At loan origination, the borrower reserved approximately $460,000 for free rent and prepaid rent associated with the lease of Zwanger-Pesiri Radiology. The “As Is” appraised value for the Mortgaged Property is $64,000,000, which results in a Cut-off Date LTV Ratio of 54.7% and a LTV Ratio at Maturity or ARD of 54.7%.

Loan No. 15 - Moffett Place Building 4 – The Appraised Value ($) represents the “As Stabilized” value of $309,500,000 for the Mortgaged Property, effective November 1, 2018, which assumes proposed improvements have been completed and that the Mortgaged Property is fully leased to stabilized occupancy. At loan origination, the borrower reserved approximately $30.3 million in outstanding tenant improvements and free rent associated with the lease of the Sole Tenant, Google Inc. The “As Is” appraised value for the Mortgaged Property is $269,100,000, which results in a Cut-off Date LTV Ratio of 47.2% and a LTV Ratio at Maturity or ARD of 42.9%.

Loan No. 16 – Corporate Woods Portfolio – The Cut-off Date LTV Ratio, LTV Ratio at Maturity or ARD and Appraised Value ($) are based on the “As Portfolio” appraised value of $299.1 million as of June 15, 2017 which is inclusive of a $3.6 million portfolio premium. Based on the sum of the “As Is” appraised values of $295.5 million, the Cut-off Date LTV and LTV Ratio at Maturity or ARD are 74.7% and 60.4%, respectively.

Loan No. 19 – 337 Lafayette Street – The Cut-off Date LTV Ratio, LTV Ratio at Maturity or ARD and Appraised Value ($) are based on the “As Stabilized” appraised value of $37.0 million as of September 1, 2018. The “As Stabilized” appraised value assumes that the occupancy at the property has stabilized and that all free rent as burned off. The outstanding free rent was reserved in full at loan origination. Based on the “As Is” appraised value of $33.0 million, the Cut-off Date LTV and LTV Ratio at Maturity or ARD are 65.2% and 65.2%, respectively.

Loan No. 20 – Hampton Inn Majestic Chicago – The Cut-off Date LTV Ratio, LTV Ratio at Maturity or ARD and Appraised Value ($) are based on the “As Complete” appraised value of $43.8 million as of September 1, 2018. The “As Complete” appraised value assumes the completion of the voluntary planned capital improvements at the property. The estimated cost of the capital improvements was reserved in full at loan origination. Based on the “As Is” appraised value of $41.3 million, the Cut-off Date LTV and LTV Ratio at Maturity or ARD are 52.0% and 42.7%, respectively.

Loan No. 21 –Promenade at West End Phase II – The LTV at Cut-off, LTV at Maturity, UW NOI Debt Yield and UW NCF Debt Yield ratios were calculated based on a net loan amount of $21,000,000. The Promenade at West End II Mortgage Loan is structured with a $350,000 earnout which will be released to the borrower based upon certain conditions being satisfied in the loan documents, including but not limited to, (i) no event of default, and (ii) a minimum Debt Yield of 7.83%. Based on the gross loan amount of $21,350,000, the LTV at Cut-off, LTV at Maturity, UW NOI Debt Yield and UW NCF Debt Yield ratios would be 67.6%, 59.1%, 8.1%, and 8.0%.

Loan No. 25 – 2121 Wilshire Boulevard – The Cut-off Date LTV Ratio, LTV Ratio at Maturity or ARD and Appraised Value ($) are based on the “As Stabilized” appraised value of $31.1 million as of April 1, 2018. The “As Stabilized” appraised value assumes that the vacant space previously leased to Women’s Medical Group of Santa Monica will be occupied by April 1, 2018. Based on the “As Is” appraised value of $29.4 million, the Cut-off Date LTV and LTV Ratio at Maturity or ARD are 58.7% and 58.7%, respectively.

Loan No. 26 – Harrison Luxury Apartments – The Appraised Value ($) represents the “As Is” market value of the Mortgaged Property inclusive of the “As Is” market value of remaining brownfield tax credits. As of June 2, 2017, the “As Is” market value of real property alone was $21,500,000.

Loan No 41 – Hampton Inn Hilton Head - The Appraised Value ($) represents the “As Complete” value for the Mortgaged Property, effective on June 1, 2018, which assumes the completion of the required property improvement plan (“PIP”) at each Mortgaged Property. At loan origination, the borrower reserved $2,700,000 for the estimated cost of the respective PIP. The “As Is” appraised value for all of the Mortgaged Property is $11,800,000, which results in a Cut-off Date LTV Ratio of 80.3% and a LTV Ratio at Maturity or ARD of 74.5%.

Loan No 43 - Collierville Portfolio— The Cut-off Date LTV Ratio, LTV Ratio at Maturity or ARD and Appraised Value ($) are based on the “As Portfolio” appraised value of $14.5 million as of October 7, 2016 which is inclusive of a $175,000 portfolio premium. Based on the sum of the “As Is” appraised values of $14.325 million, the Cut-off Date LTV and LTV Ratio at Maturity or ARD are 59.1% and 45.8%, respectively.

Loan No 45 – Holiday Inn & Suites Albuquerque Airport - The Appraised Value ($) represents the “As Complete” value for the Mortgaged Property, effective on May 1, 2018, which assumes the completion of the required property improvement plan (“PIP”) at the Mortgaged Property. At loan origination, the borrower reserved $220,000 for the estimated cost of the PIP. The “As Is” appraised value for the Mortgaged Property is $10,700,000, which results in a Cut-off Date LTV Ratio of 67.0% and a LTV Ratio at Maturity or ARD of 62.9%.

(17)	Prepayment Provisions are shown from the respective Mortgage Loan First Payment Date.

“L(x)” means lock-out for x payments.

“D(x)” means may be defeased for x payments.

“YM0.5(x)” means may be prepaid for x payments with payment of the greater of a yield maintenance charge and 0.5% of the amount prepaid.

“YM1(x)” means may be prepaid for x payments with payment of the greater of a yield maintenance charge and 1% of the amount prepaid.

“YM2(x)” means may be prepaid for x payments with payment of the greater of a yield maintenance charge and 2% of the amount prepaid.
“DorYM0.5(x)” means may be prepaid for x payments with either defeasance or a yield maintenance charge or 0.5% of the amount prepaid.
“DorYM1(x)” means may be prepaid for x payments with either defeasance or a yield maintenance charge or 1% of the amount prepaid.

“O(x)” means freely prepayable for x payments, including the maturity date or anticipated repayment date.

Certain of the Mortgage Loans permit the release of a portion of a Mortgaged Property (or an individual Mortgaged Property, in connection with a portfolio mortgage loan) under various circumstances, as described in this preliminary prospectus. See “Description of the Mortgage Pool—Certain Terms of the Mortgage Loans—Defeasance; Collateral Substitution” and “—Partial Releases” in this preliminary prospectus. In addition, certain of the Mortgage Loans permit the borrower to prepay a portion of the Mortgage Loan to avoid or cure a cash sweep period due to a low Debt Yield or DSCR trigger.

(18)	Loan No. 1 – Headquarters Plaza – The lockout period will be at least 24 payment dates beginning with and including the first payment date of December 6, 2017. Defeasance of the full $150.0 million Headquarters Plaza Whole Loan is permitted after the date that is the earlier to occur of (i) two years after the closing date of the securitization that includes the last pari passu note to be securitized and (ii) October 20, 2020. The assumed lockout period of 24 payments is based on the expected CD 2017-CD6 securitization closing date in November 2017. The actual lockout period may be longer.

Loan No. 3 – Burbank Office Portfolio – Prior to the open prepayment date of April 6, 2024, the Burbank Office Portfolio Whole Loan can be (i) defeased after the earlier to occur of (a) November 6, 2020 and (b) the first monthly payment date following the end of the two-year period commencing on the closing date of the securitization of the last Burbank Office Portfolio Whole Loan promissory note or (ii) prepaid, at any time, with a prepayment fee equal to the greater of 0.5% of the amount prepaid or yield maintenance. The assumed defeasance lockout period of 25 months is based on the expected CD 2017-CD6 closing date in November 2017. The actual defeasance lockout period may be longer.

Loan No. 14 – Station Place III – The lockout period will be at least 24 payment dates beginning with and including the first payment date of December 1, 2017. Defeasance of the full $190.0 million Station Place III Whole Loan is permitted after the date that is the earlier to occur of (i) December 1, 2021 and (ii) the date that is two years from the closing date of the securitization that includes the last pari passu note to be securitized. The assumed lockout period of 24 payments is based on the expected CD 2017-CD6 securitization closing date in November 2017. The actual lockout period may be longer.

Loan No. 23 – Colorado Center – The lockout period will be at least 27 payment dates beginning with and including the first payment date of September 9, 2017. Defeasance of the full $550.0 million Colorado Center Whole Loan is permitted after the date that is the earlier to occur of (i) two years after the closing date of the securitization that includes the last pari passu note to be securitized and (ii) July 28, 2020. The assumed lockout period of 27 payments is based on the expected CD 2017-CD6 securitization closing date in November 2017. The actual lockout period may be longer.

(19)	Loan No. 2 – U-Haul SAC Portfolio 14, 15, 17 - Non-Conforming Use Individual Properties (U-Haul of Medford, U-Haul Center Albany, U-Haul Center Rockville, U-Haul Storage Hulen, U-Haul Center Downtown and U-Haul Storage Round Rock) may be released in the event that following a casualty or condemnation, or the occurrence of any other act (including without limitation, abandonment or modification of the property or the structure located thereon), the lender determines that operating the Non-Conforming Use Individual Property as it was operated as of the date of origination is no longer permissible. Such Non-Conforming Use Property may be released from the lien of the related mortgage so long as the borrower (i) prior to the expiration of the lockout period, delivers to the lender an amount equal to 110% of the allocated loan amount for such property, plus the applicable yield maintenance premium minus any applicable net proceeds received by the lender or (ii) following the expiration of the lockout period, delivers defeasance collateral in an amount equal to 110% of the allocated loan amount for such Mortgaged Property less any net proceeds received by lender. The release must also comply with REMIC requirements. In the event the borrower fails to comply with the above, the guarantor will be obligated to satisfy such obligations. No other releases are permitted.

Loan No. 3 – Burbank Office Portfolio - Borrowers may prepay the loan in whole or in part provided, among other things in the loan documents, that (i) no event of default is continuing, and (ii) the borrowers pay to the lender (a) all interest which would have accrued on the mortgage loan to be paid through and including the last day of the related accrual period, or if on a payment date, the interest which would have accrued through and including the last day of the accrual period immediately preceding such payment date, (b) all other sums due and payable under the loan documents and (c) if such prepayment occurs prior to April 2024, the yield maintenance premium on the amount of the loan which is being prepaid. Additionally, an individual property may be released at any time provided, among other things in the loan documents, (i) borrowers pay the applicable release amount together with any yield maintenance premium then required, (ii) after giving effect to such release, as of the date of such release, the debt yield will be no less than the greater of (a) the closing date debt yield and (b) the debt yield immediately prior to such release (provided that in no event will the debt yield be required to be greater than 10.0%); provided, further, that for the purpose of meeting debt yield requirements, (1) the borrowers may prepay a portion of the loan or (2) the borrowers may elect to deliver a letter of credit in the maximum amount of $15,000,000 as additional collateral for the loan to be counted against the outstanding principal balance on a dollar for dollar basis when calculating debt yield. The borrowers are also permitted to prepay the mortgage loan to cure an event of default, in which case the debt yield test will not apply to the release, and no yield maintenance premium will be required.

Loan No. 5 – Troy Officentre Portfolio – The Troy Officentre Portfolio Mortgage Loan documents permit, after the expiration of the lockout period, the release of an individual Troy Officentre Portfolio Property provided, among other things, (i) borrowers defease, or prepay, together with any then applicable yield maintenance premium, an amount of principal equal to the greater of (a) 115% of the allocated loan amount for the Troy Officentre Portfolio Property being released and (b) the net sales proceeds applicable to such individual property; (ii) after giving effect to the sale and the defeasance, (a) the debt service coverage ratio for the remaining Troy Officentre Portfolio Property is no less than the greater of the debt service coverage ratio immediately preceding the sale and 1.75x and (b) the loan to value ratio for the remaining properties is no more than the lesser of the loan to value ratio immediately preceding the sale and 69.6% and (c) the debt yield for the remaining Troy Officentre Portfolio Property is no less than the greater of the debt yield immediately preceding the sale and 10.0% and (iii) there is compliance with REMIC-related requirements.

Loan No. 6 – Lightstone Portfolio - After the lockout period, release of any individual property is permitted if, among other things, (i) the loan to value ratio is no more than the lesser of (a) the loan to value ratio immediately preceding such release and (b) 61.6%, (ii) the debt service coverage ratio is no less than the greater of (a) the debt service coverage ratio immediately preceding such release and (b) 2.13x, (iii) the borrower pays a release price of (A) in connection with a bona fide third party sale, 115% of the allocated loan amount for the applicable property or (B) the greater of (x) 120% of the allocated loan amount for the applicable property and (y) 100% of the net sales proceeds with respect to the applicable property, together with, in each case, if prior to the open period, the yield maintenance premium and (iv) there is compliance with REMIC related requirements.

Loan No. 10 – Tustin Centre I & II - At any time after the prepayment/defeasance lockout expiration date, the borrower may obtain the release of either property upon a third-party sale; provided that the borrower either (x) prepays, together with payment of a prepayment fee equal to the greater of 1.00% of the amount prepaid and a yield maintenance premium or (y) defeases, an amount equal to the release price of 125% of the related allocated loan amount, and among other terms and conditions, (i) the remaining property has a debt service coverage ratio no less than the greater of (a) 2.50x and (b) the debt service coverage ratio immediately prior to the release and (ii) the remaining property has a loan to value ratio no more than the lesser of (a) 38.0% and (b) the loan to value ratio immediately prior to the release and (iii) certain REMIC related conditions are satisfied.

Loan No. 11 – One Imeson – One Imeson Mortgage Loan documents permit the related borrower to obtain a partial release of a portion of the Mortgaged Property (the “One Imeson Development Parcel”) from the lien of the Mortgage Loan with satisfaction of certain conditions including, but not limited to: (i) partial defeasance of the principal of the Mortgage Loan by an amount equal to the greatest of (a) $1,000,000, (b) the appraised value of the One Imeson Development Parcel and (c) in the event that the borrower’s request to release the One Imeson Development Parcel is in connection with a sale of the One Imeson Development Parcel to a third-party not affiliated with the borrower, 100% of the net sales proceeds associated with the sale of the One Imeson Development Parcel; and (ii) after giving effect to such partial release, the loan to value ratio for the remaining property is no more than 125%.

Loan No. 12 – Salt Lake City Hotel Portfolio – The Salt Lake City Hotel Portfolio Mortgage Loan documents permit, after the expiration of the lockout period, the release of an individual property provided, among other things, (i) borrowers defease an amount of principal equal to 115% of the allocated loan amount for the property being released; (ii) after giving effect to the sale and the defeasance, (a) the debt service coverage ratio for the remaining properties is no less than the greater of the debt service coverage ratio immediately preceding the sale and 1.85x, (b) the loan to value ratio for the remaining Salt Lake City Hotel Portfolio Properties is no more than the lesser of the loan to value ratio immediately preceding the sale and 70.0% and (c) the debt yield for the remaining property is no less than the greater of the Debt Yield immediately preceding the sale and 11.2% and (iii) there is compliance with REMIC-related requirements.

Loan No. 16 – Corporate Woods Portfolio – The Corporate Woods Portfolio Mortgage Loan documents permit, after the expiration of the lockout period, the release of an individual property provided, among other things, (i) borrowers defease an amount of principal equal to the greater of (a) 120% of the allocated loan amount for the property being released and (b) 95% of the net sales proceeds applicable to such individual property; (ii) after giving effect to the sale and the defeasance, (a) the debt service coverage ratio for the remaining property is no less than the greater of the debt service coverage ratio immediately preceding the sale and 1.40x, (b) the loan to value ratio for the remaining property is no more than the lesser of the loan to value ratio immediately preceding the sale and 74.0% and (c) the debt yield for the remaining property is no less than the greater of the debt yield immediately preceding the sale and 9.0% and (iii) there is compliance with REMIC-related requirements.

Loan No. 28 – Miramar Parkway Plaza – Miramar Parkway Plaza Mortgage Loan documents permit the related borrower to obtain a partial release of a portion of the Mortgaged Property (the “Miramar Parkway Plaza Release Parcel”) from the lien of the Mortgage Loan with satisfaction of certain conditions including, but not limited to: (a) defeasance of the principal of the Mortgage Loan by an amount equal to the greatest of (i) 100% of the net sales proceeds from the sale of the Miramar Parkway Plaza Release Parcel, (ii) the appraised value of the Miramar Parkway Plaza Release Parcel obtained in connection with the closing of the Mortgage Loan, (iii) the appraised value of the Miramar Parkway Plaza Release Parcel immediately prior to the partial release, (iv) $643,500 and (v)(A) if the Miramar Parkway Plaza Release Parcel is sold to an affiliate of the borrower or guarantor, $1,000,000 or (B) if the Miramar Parkway Plaza Release Parcel is sold to a third-party purchaser, $900,000; (b) after giving effect to such partial release, the loan to value ratio for the remaining property is no more than the lesser of (i) 65.0% or (ii) the loan to value ratio immediately prior to the partial release; (c) after giving effect to such partial release, the debt yield for the remaining property is no less than the greater of (i) 9.4% or (ii) the debt yield immediately prior to the partial release; (d) after giving effect to such partial release, the debt service coverage ratio for the remaining property is no less than the greater of (i) 1.50x or (ii) the debt service coverage ratio immediately prior to the partial release.

Loan No. 31 – Palma Sola Square & DeSoto Plaza - The borrower may obtain the release of the DeSoto Plaza Property in connection with an arm’s length sale of such property to a third party, after the lockout period so long as the following conditions are met (i) after giving effect to such release (x) the debt service coverage ratio for the loan is not less than the greater of (a) 1.31x and (b) the debt service coverage ratio immediately preceding such release (iii) after giving effect to such release (x) the loan to value ratio for the loan is not greater than the lesser of (a) 71.4% and (b) the loan to value ratio immediately preceding such release, (iv) after giving effect to such release (x) debt yield for the loan is not less than the greater of (a) 8.5% and (b) the debt yield immediately preceding such release, (v) the loan is partially defeased in an amount equal to the greater of (x) net sales proceeds, (y) the amount required to meet the foregoing debt service coverage ratio, loan to value ratio and debt yield conditions, and (z) 115% of the allocated loan amount of the property, and (vi) satisfaction of REMIC related requirements.

Loan No. 32 – Cleveland East – Cleveland East Loan documents permit the related borrower to partially release either the three Landerbrook Corporate Center buildings (collectively, the “Landerbrook Corporate Center Property”) or the Metropolitan Plaza Property in connection with a bona fide third party sale, subject to certain conditions, including (i) no event of default has occurred or is continuing; (ii) partial defeasance in an amount equal to the greater of 120% of the released property’s allocated loan amount and 95% of the net sales proceeds; (iii) the debt service coverage ratio with respect to the remaining property will be no less than the greater of 1.55x and the debt service coverage ratio immediately prior to the release; (iv) the loan to value ratio with respect to the remaining property will be no greater than the lesser of 70.0% and the loan to value ratio immediately prior to the release; and (v) the debt yield with respect to the remaining property will be no less than the greater of 10.22% and the debt yield immediately prior to the release.

Certain Mortgage Loans also permit the release of parcels of land from the collateral. See “Description of the Mortgage Pool—Certain Terms of the Mortgage Loans—Partial Releases.”

(20)	The following Mortgaged Property consists, in whole or in part, of the borrower’s interest in one or more ground leases, space leases, air rights leases or other similar leasehold interests:

Loan No. 1 – Headquarters Plaza – The Headquarters Plaza Loan Whole Loan borrowers are the lessees under a long-term ground lease with respect to the office and retail portion of the Headquarters Plaza Property and the hotel portion of the Headquarters Plaza Property (the “HQP Borrower Ground Lease”), which ground lease has an annual rent of $189,000, expires on November 11, 2074, and has no renewal, extension or termination rights remaining. Additionally, an affiliate of the borrowers is the lessee with respect to an unimproved, non-income producing residential parcel (the “Residential Parcel”) under the other ground lease (the “Residential Parcel Ground Lease”). The ground lessor under both the HQP Borrower Ground Lease and the Residential Parcel Ground Lease has granted a fee mortgage in favor of the lender under the Headquarters Plaza Whole Loan. Accordingly, the Headquarters Plaza Whole Loan is secured by (i) the borrower’s leasehold interests in the office, retail and hotel portions of the Headquarters Plaza Property, (ii) the ground lessor’s fee interest in the office, retail and hotel portions of the Headquarters Plaza Property, and (iii) the ground lessor’s fee interest in the Residential Parcel. The leasehold interest in the Residential Parcel, however, is not collateral for the Headquarters Plaza Whole Loan and was not included in the appraised value or underwriting of the Headquarters Plaza Whole Loan. The HQP Borrower Ground Lease grants the borrowers a purchase option with respect to the premises demised to the borrowers. The Headquarters Plaza Whole Loan documents restrict the borrowers’ ability to exercise their purchase option, including providing that such purchase option may only be exercised in connection with a subdivision of the Residential Parcel from the remainder of the Headquarters Plaza Property pursuant to and in accordance with the Headquarters Plaza Whole Loan documents. The Headquarters Plaza Loan Documents permit the release of the Residential Parcel following either a subdivision of the Headquarters Plaza Property or the creation of a condominium provided that certain conditions of the Headquarters Plaza Loan Documents are satisfied. Following a release of the Residential Parcel in accordance with the Headquarters Plaza Loan documents, the borrowers’ interest in the real estate it currently leases will be converted to a fee interest in either the subdivided parcel or condominium units, as applicable.

Loan No. 4 – Homewood Suites Savannah – 100 parking spaces plus an additional 31 parking spaces are provided pursuant to a parking ground lease. See “Description of the Mortgage Pool—Fee & Leasehold Interests” in this preliminary prospectus.

(21)	Loan No. 18 – Integrated Health Campus – The Largest Tenant, Orthopedic Associates of Allentown, LTD. D/B/A - Orthopedic Specialists, is a borrower sponsor affiliated retail brand and occupies approximately 38.8% of the Net Rentable Area at the Mortgaged Property.

Loan No. 22 – 3600 Massie – The Largest Tenant, Nor-Cal Beverage Co., has an option to purchase the mortgaged property, and in certain circumstances, upon such a purchase, an affiliate of the tenant may assume the mortgage loan.

(22)	Loan No. 3 – Burbank Office Portfolio – The 2nd Largest Tenant at the Media Studios Property, Walt Disney Pictures, leases 131,172 sq. ft. of space with a lease expiration date of May 31, 2021 and 18,668 sq. ft. with a lease expiration date of April 30, 2022. The Largest Tenant at The Pointe Mortgage Property, Legendary, leases 70,018 sq. ft. with a lease expiration date of October 31, 2024 and 35,504 sq. ft. with a lease expiration date March 31, 2025. The Largest Tenant at the 3800 Alameda Mortgaged Property, Disney, leases 357,820 sq. ft. of space with a lease expiration date of March 27, 2021 and 59,911 sq. ft. with a lease expiration date of March 27, 2023. The 2nd Largest Tenant at the Central Park Mortgage Property, Warner Bros., leases 60,092 sq. ft. with a lease expiration date of June 30, 2022 and 2,102 sq. ft. with a lease expiration date of December 31, 2017. The 5th Largest Tenant at the Central Park Mortgage Property, White Horse Capital leases 7,382 sq. ft. with a lease expiration date of February 28, 2022 and 3,358 sq. ft. with a lease expiration date of June 30, 2018.

Loan No. 5 – Troy Officentre Portfolio – The 3rd Largest Tenant at the Livernois Road Office Property, Urban Fulfillment Services, LLC, occupies 25,592 sq. ft. of space with a lease expiration date of October 11, 2025, and 5,169 sq. ft. of space with a lease expiration date of September 30, 2025.

Loan No. 8 – Capitol Center – The 5th Largest Tenant, SC Department of Commerce, leases 26,890 sq. ft. of space with a lease expiration date of March 31, 2023 and 1,037 sq. ft. of space with a lease expiration date of September 30, 2019.

Loan No. 13 – IRG Portfolio – The Largest Tenant at the LMA Massillon & Building E Mortgaged Property, Meggitt Aircraft Braking, leases 456,726 square feet of space that expire on December 31, 2030 and 6,000 square feet of space that expire on December 31, 2021.

Loan No. 16 – Corporate Woods Portfolio - The 2nd Largest Tenant at the Corporate Woods - Building 82 Mortgaged Property, Lathrop & Gage, LLP., occupies 13,497 sq. ft. of space with a lease expiration date of January 31, 2018, and 26,496 sq. ft. of space with a lease expiration date of January 31, 2023.

Loan No. 16 – Corporate Woods Portfolio - The Largest Tenant at the Corporate Woods - Building 82 Mortgaged Property, PNC Bank National Association, has executed a letter of intent to extend their lease to October 31, 2029 pursuant to the following terms: 146,450 sq. ft. leased at $15.00 per sq. ft. triple net with $0.50 per sq. ft. annual rent increases. We cannot assure you that PNC Bank National Association will execute a lease pursuant to the aforementioned terms.

Loan No. 23 – Colorado Center – The 2nd Largest Tenant, Edmunds.com, leases 62,556 sq. ft. of space with a lease expiration date of January 31, 2028 and 2,218 sq. ft. of space with a lease expiration date of November 30, 2027.

Loan No. 31 – Palma Sola Square & DeSoto Plaza – The 5th Largest Tenant at the Palma Sola Square Mortgage Property, Estate House - C. Clark, leases 1,719 sq. ft. with a lease expiration date of March 31, 2018 and 1,181 sq. ft. of space with a lease on a month-to-month basis.

(23)	The lease expiration dates shown are based on full lease terms. However, in certain cases, a tenant may have the option to terminate its lease or abate rent prior to the stated lease expiration date for no reason after a specified period of time and/or upon notice to the landlord or upon the occurrence of certain contingencies including, without limitation, if the landlord violates the lease or fails to provide utilities or certain essential services for a specified period or allows certain restricted uses, upon interference with such tenant’s use of access or parking, upon casualty or condemnation, for zoning violations, if certain anchor or key tenants (including at an adjacent property) or a certain number of tenants go dark or cease operations, if a certain percentage of the Net Rentable Area at the Mortgaged Property is not occupied, if the tenant fails to meet sales targets or business objectives, or, in the case of a government tenant, for lack of appropriations or other reasons. In addition, in some instances, a tenant may have the right to assign its lease and be released from its obligations under the subject lease. Furthermore, some tenants may have the option to downsize their rented space without terminating the lease completely. In addition to the foregoing, the following are non-contingent early termination options for those tenants listed in Annex A-1:

Loan No. 3 – Burbank Office Portfolio – The 2nd Largest Tenant at both The Pointe Mortgaged Property and the Central Park Property, Warner Bros., has the option to terminate 99,853 sq. ft. of its space at The Pointe Mortgaged Property on December 31, 2022 upon 12 months’ written notice and payment of a termination fee. The 3rd Largest Tenant at The Pointe Mortgaged Property, FremantleMedia, has the option to terminate its lease on August 31, 2020 upon written notice by May 31, 2019. The 3rd Largest Tenant at the Media Studios Mortgaged Property, Yahoo, is dark but is currently paying rent.

Loan No. 5—Troy Officentre Portfolio-- With respect to the Troy Officentre Portfolio—East Big Beaver Road Office Mortgaged Property, the 2nd Largest Tenant, Midland Credit Management, Inc., leasing approximately 13.9% of the Net Rentable Area at the Mortgaged Property, has the right to terminate its lease effective as of May 31, 2022 upon 180 days’ prior written notice to the borrower and payment of a termination fee of $700,463. The 3rd Largest tenant, General Physics Corporation, leasing approximately 13.4% of the Net Rentable Area at the Mortgaged Property, (i) has the on-going option to contract its premises to one floor upon 180 days’ prior written notice to the borrower, and (ii) has the right to terminate its lease upon 180 days’ prior written notice to the borrower. With respect to the Troy Officentre Portfolio - Livernois Road Office Mortgaged Property, the 3rd Largest tenant, Urban Fulfillment Services, LLC, leasing approximately 10.9% of the Net Rentable Area at the Mortgaged Property, (i) has the right to terminate its lease effective as of January 31, 2019 with at least 180 days’ prior written notice to the borrower, and (ii) has the right to terminate its lease effective as of September 30, 2021 with at least 180 days’ prior written notice to the borrower. The 4th Largest tenant, Canadian National Railway Company, leasing approximately 3.3% of the Net Rentable Area at the Mortgaged Property, has the right to terminate its lease effective as of August 31, 2020 with at least six months’ prior written notice to the borrower.

Loan No. 8 – Capitol Center – The Largest Tenant, SC Department of Administration, the 4th Largest Tenant, SC Department of Insurance and the 5th Largest Tenant, SC Department of Commerce, each has the right to terminate its leases at any time during the lease term with 60 days’ written notice to the landlord of the tenant’s intention to vacate all or a portion of the premises and relocate to a building owned or otherwise controlled by the State of South Carolina or any county or city in the state of South Carolina. The SC Department of Commerce lease for Suite 1760 can only be canceled after the first 24 months of the lease term. In addition, the tenant has the right to terminate its lease upon 30 days’ notice in the event of non-appropriation of funds by the South Carolina legislature or if the application of any law makes it impossible or uneconomical for the tenant to operate in the premises, or if the tenant or its programs are dissolved or if the tenant’s leased space is deemed inadequate or unnecessary for the normal operations and maximum efficiency of the tenant in the sole opinion of the South Carolina Budget and Control Board.

Loan No. 13 - IRG Portfolio - The Largest Tenant at the HBP Euclid Mortgaged Property, Eaton Corporation, has the right to terminate its lease on either March 1, 2022 or March 1, 2024, provided that the tenant: (i) gives at least one year’s written notice to the landlord, (ii) pays the landlord all rent and any other sums due to the landlord up to and including termination and (iii) pays a termination fee equal to $13,500,000 in the event the early termination date occurs on March 1, 2022, or a termination fee equal to $12,000,000 in the event the early termination date occurs on March 1, 2024.

Loan No. 14 - Station Place III - The Largest Tenant, the U.S. Securities and Exchange Commission, has issued a request for proposal to lease 1,274,000 sq. ft. of space with offers due in November 2017. If (a) the tenant does not either (i) exercise its renewal option or (ii) enter into a new lease or an amendment of the existing lease that is on substantially the same terms as those set forth in the renewal provisions in the current lease, in each case prior to 12 months prior to the expiration date of the current lease or (b) the tenant “goes dark”, vacates or abandons 75% or more of its premises, a cash sweep event will be triggered under the loan documents.

Loan No. 16 – Corporate Woods Portfolio – The Largest Tenant at the Corporate Woods – Building 40 Property, Coventry Health Care of Kansas, Inc. has the right to terminate its lease as to either all of its leased space or as to any full floor portion of its leased space effective as of December 31, 2018 with no less than 12 months’ notice.

Loan No. 16 – Corporate Woods Portfolio – The 2nd Largest Tenant at the Corporate Woods – Building 3 Property, Liberty Mutual Insurance Company, has the right to terminate its lease effective as of February 29, 2020 with no less than 12 months’ notice.

Loan No. 16 – Corporate Woods Portfolio – The Largest Tenant at the Corporate Woods – Building 14 Property, Propharma Group, Inc., has the right to terminate its lease effective as of February 28, 2019 with no less than 12 months’ notice.

Loan No. 16 – Corporate Woods Portfolio – Provided that the tenant has no leased any additional space from the landlord, The Largest Tenant at the Corporate Woods – Building 27 Property, CSC Covansys Corporation, has the right to terminate its lease effective as of March 31, 2019 upon notice on or before June 30, 2018 and payment of a termination fee plus six months base rent and additional rent coming due after the effective date of the termination.

Loan No. 16 – Corporate Woods Portfolio – The 2nd Largest Tenant at the Corporate Woods – Building 3 Property, Liberty Mutual Insurance Company, has the right to terminate its lease effective as of February 29, 2020 with no less than 12 months’ notice.

Loan No. 16 – Corporate Woods Portfolio – The 2nd Largest Tenant at the Corporate Woods – Building 51 Property, The IMA Financial Group Inc, has the right to terminate its lease effective as of December 31, 2020 with no less than 9 months’ notice and payment of a termination fee equal to the unamortized costs incurred by the landlord for modification of the lease plus four months of additional rent at the current rate.

Loan No. 16 – Corporate Woods Portfolio – The 5th Largest Tenant at the Corporate Woods – Building 51 Property, Platinum Realty, has the right to terminate its lease effective as of August 31, 2018 with no less than 12 months’ notice plus four months of additional rent at the current rate.

Loan No. 16 – Corporate Woods Portfolio – The 3rd Largest Tenant at the Corporate Woods – Building 82 Property, Berkley Insurance Group, has the right to terminate its lease effective as of September 30, 2020 with no less than 9 months’ notice and payment of a cancellation fee equal to three months of additional rent at the current rate.

Loan No. 21 – Promenade at West End Phase II – The 2nd Largest Tenant, The Gap, Inc., representing approximately 7.9% of the Net Rentable Area, has the right to terminate its lease after five years if its net receipts for the fifth full year of the lease are less than $2,636,200. The 3rd Largest Tenant, Banana Republic, LLC, representing approximately 7.9% of the Net Rentable Area, has the right to terminate its lease after five years if its net receipts for the fifth full year of the lease are less than $2,632,950. The 4th Largest Tenant, The Dress Barn, Inc., representing approximately 7.7% of the Net Rentable Area, has the right to terminate its lease after four years if its gross sales for the fourth full year of the lease are less than $1,160,800. The 5th Largest Tenant, Skechers #590, representing approximately 7.4% of the Net Rentable Area, has the right to terminate its lease after three years if its gross sales for the third full year of the lease are less than $1,400,000.

Loan No. 23 – Colorado Center – The 4th Largest Tenant, Rubin Postaer, has the right to terminate its lease as of December 31, 2020 with no less than 12 months’ notice and payment of a termination fee equal to six months of base rent at the time of the lease termination. In addition, the 5th Largest Tenant, HBO, has provided the borrower notice of its intent to vacate the Mortgaged Property upon its lease expiration date of June 30, 2019.

Loan No. 31 – Palma Sola Square and DeSoto Plaza – The 2nd Largest Tenant at Palma Sola Square, Sarasota YMCA – Safe Children’s Coalition (YMCA SCS), which leases 15.7% of the Net Rentable Area, has an option to terminate its lease with 90 days’ notice if the tenant’s 10-year contract with the Department of Children and Families (DCF), which runs through 2021 (lease expiration) is terminated by DCF and DCF declines to assume the lease.

Loan No. 32 – Cleveland East – The Largest Tenant, Progressive Insurance, representing approximately 33.9% of the Net Rentable Area, has the right to terminate its lease with respect to a portion of the related leased premises effective January 31, 2021 or effective January 31, 2022.

Loan No. 34 – The Fountains – The 2nd Largest Tenant, Burlington Mattress Co., LLC, representing approximately 6.0% of the Net Rentable Area, has the right to terminate its lease at any time after 36 consecutive months, provided that such tenant’s total annual sales during any preceding 12-month period are less than $600,000.

Loan No. 36 – Mocksville Commons & Peru Marketplace – The 3rd Largest Tenant at the Mocksville Commons Mortgaged Property, Rent-A-Center, representing approximately 9.9% of the Net Rentable Area, has the right to terminate its lease upon 60-days’ written notice and payment of six months’ of rent in the event that such tenant’s business becomes commercially unviable.

Loan No. 37 - Covance Business Center - The Sole Tenant, Covance, has the right to terminate its lease on December 31, 2021 with 12 months’ notice and the payment of a termination fee.

Loan No. 38 – 19500 South Dixie Highway - The Sole Tenant, Alorica, Inc., has the right to terminate its lease as of April 30, 2021 with at least nine months’ prior written notice.

Loan No. 39 – Bennetts Creek Crossing - The 3rd Largest Tenant, Enochs Eye Care, has the right to terminate its lease in the event operation of its business discontinues for any reason, with 30 days’ notice and payment of 12 months of base rent.

Loan No. 40 – 4400 Broadway – The Largest Tenant, Bank of Tucson, has the right to terminate the lease on July 1, 2022 by giving at least 90 days’ prior notice to landlord. Bank of Tucson does not have to pay a termination fee in connection with terminating the lease. The 5th Largest Tenant, Arizona State Retirement System, has the right to terminate its lease upon 60 days prior written notice, in the event the tenant is directed by the Arizona Department of Administration to move into an existing state-owned or leased facility, including, but not limited to, any newly purchased, constructed or wholly leased facility, during the term or renewal of the lease, lessee may terminate the lease upon 60 days prior written notice to lessor. In this event the lessee will be responsible for all obligations to lessor incurred prior to the termination date specified in the notice.

Loan No. 44 – Intech Ten – The 3rd Largest Tenant, Connections Education, has a one-time right to terminate the lease, subject to (i) the tenant providing at least three months’ prior written notice of the intent to terminate, and (ii) on or before the termination date, tenant pays the unamortized costs of and improvements or any other work completed by the landlord at the request of tenant, amortized at 9.0% per year over the entire original lease term.

Loan No. 48 – Lakeridge Commons – The 4th Largest Tenant, Barque, representing approximately 10.0% of the Net Rentable Area, has the right to terminate its lease in the event of the death or permanent disability of such tenant’s president.

Loan No. 53 – Walgreens Geary – The Sole Tenant, Walgreens, has a lease expiration date of February 29, 2056. Walgreens may terminate the lease effective as of the last day of the 300th full calendar month of the lease term, August 31, 2020, and on the last day of every 60-month period thereafter, with 12 months’ notice.

Loan No. 55 – East Towne Plaza – The 2nd Largest Tenant, The County School Brd of Henrico, representing approximately 10.4% of the Net Rentable Area, has the right to terminate its lease at the end of its initial lease term or at the end of any renewal term upon six months’ prior written notice. The 3rd Largest Tenant, Aaron’s, Inc., representing approximately 8.1% of the Net Rentable Area, has the right to terminate its lease upon 90-days’ written notice in the event that any laws prohibit rent-to-own services. In addition, such tenant has the right to terminate its lease upon 30-days’ written notice in the event that the landlord leases to another rent-to-own service provider.

(24)	The following major tenants (listed on Annex A-1) are currently subleasing all or a significant portion of its leased space:

Loan No 3. – Burbank Office Portfolio – The 5th Largest Tenant at the Media Studios Mortgaged Property, Tivo Corporation subleases 6,881 sq. ft. to Jones Lang LaSalle at the Media Studios Mortgaged Property. The sublease is coterminous with TiVo Corporation’s lease with an expiration date of June 30, 2019.

Loan No. 18 – Integrated Health Campus – The Largest Tenant, Orthopedic Associates of Allentown, LTD. D/B/A - Orthopedic Specialists, representing approximately 38.8% of the Net Rentable Area, subleases approximately 53,000 square feet of its 116,617 square feet leased premises to Steel Fitness Premier, a local gym. The sublease expires on June 30, 2018. OAA Orthopedic Specialists remains obligated to pay full rent on its entire space (including the portion subject to the sublease) through its lease expiration date on June 30, 2026.

Loan No. 46 – Brookriver – Vantage Benefits Administrators, the 3rd Largest Tenant, representing approximately 5.9% of the Net Rentable Area, subleases its space to Etan Limited, LLC.

(25)	The following major tenants shown on Annex A-1 have abated, free or prepaid rent:

Loan No. 1 – Headquarters Plaza – At origination the borrower deposited $284,728 into a free rent reserve, of which $245,438 is related to Duff & Phelps, LLC, the 4th Largest Tenant, for the period from June 1 2019 through June 1, 2024, and the remainder relates to various other tenants at the Headquarters Plaza Property.

Loan No. 3 – Burbank Office Portfolio – At origination the borrower deposited $3,617,000 into a free rent reserve account, which includes reserves for the following tenants which are among the largest five tenants on a portfolio basis including Kaiser Foundation Health Plan, Warner Bros., and Legendary.

Loan No. 7 – Costco JFK – At origination the borrower deposited $464,000 into a free rent and prepaid reserve account all of which is related to Zwanger-Pesiri Radiology, the 2nd Largest Tenant, for the period of September 2017 through April 2018.

Loan No. 14 – Station Place III – At origination the borrower deposited $115,973 into a free rent reserve account all of which is related to U.S. Securities and Exchange Commission, the Largest Tenant at the Station Place III Mortgaged Property.

Loan No. 15 – Moffett Place Building 4 – At origination the borrower deposited $17,046,036 into a free rent reserve account all of which is related to Google, Inc., the Sole Tenant, from the period of September 2017 through October 2018.

Loan No. 19 – 337 Lafayette Street – At origination the borrower deposited $295,833 into a free rent reserve account for Kith, the Sole Tenant at the 337 Lafayette Street Mortgaged Property.

Loan No. 23 – Colorado Center – The Largest Tenant, HULU is currently in occupancy of 216,361 SF and has executed an expansion for an additional 20,794 SF of space commencing November 16, 2017 and 24,668 SF of space commencing June 1, 2018. HULU has a total of $1,873,813 of gap rent through May 31, 2018, which was reserved at loan origination. The 2nd Largest Tenant, Edmunds.com is currently in occupancy of 135,256 SF and has executed an expansion for an additional 62,556 SF commencing August 1, 2018. Edmunds.com has a total of $5,983,082 of free rent and abated rent through December 31, 2018, which was reserved at loan origination. The 3rd Largest Tenant, Kite Pharma, Inc. has taken possession of its space but is not yet in occupancy. Kite Pharma, Inc. has 12 months of free rent commencing on August 1, 2017, and a partial rent abatement for an additional 12 months commencing August 1, 2018, totaling $12,790,705, which was reserved at loan origination.

Loan No. 31 – Palma Sola Square & De Soto Plaza – At origination, the borrower deposited $10,146 into a free rent reserve for the Largest Tenant at the De Soto Plaza Mortgaged Property, Peach’s Restaurant.

Loan No. 39 – Bennetts Creek Crossing – The 3rd Largest Tenant, Enochs Eye Care, PLLC (3,060 sq. ft.), representing 5.9% of Net Rentable Area, has signed a lease but is not yet occupying its new space. The tenant currently is occupying 1,400 sq. ft. until its new space is ready for occupancy. Target occupancy and rent commencement for the new space is estimated to be October 31, 2017. At loan origination, the borrower deposited an amount equal to $21,420 for pre-commencement rent and $35,000 for outstanding tenant improvements related to this lease.

Loan No. 44 – Intech Ten – At origination the borrower deposited $79,052 into a free rent reserve account of which $65,877 is related to IU Health, the Largest Tenant, for September 2017.

(26)	The tenants shown in the Annex A-1 have signed leases but may or may not be open for business as of the Cut-off Date of the securitization.

Loan No. 7 – Costco JFK – The 2nd Largest Tenant, Zwanger-Pesiri Radiology took possession of its space on October 1, 2017 and is currently completing the interior build-out of the office space. At loan origination, the borrower reserved approximately $460,000 for free rent and prepaid rent associated with the lease of Zwanger-Pesiri Radiology. Zwanger-Pesiri is expected to begin paying rent in May 2018.

Loan No. 15 – Moffett Place Building 4 – The Sole Tenant, Google Inc., is in occupancy under a lease that commenced on August 1, 2017, but is currently building out its space and has free rent through and including October 11, 2018. At origination, the borrower reserved $17,046,036 with respect to the free rent in a rent concession reserve and $13,247,677 in an outstanding tenant improvements and leasing commissions reserve.

Loan No. 23 – Colorado Center – The 3rd Largest Tenant, Kite Pharma, Inc. has signed a lease and taken possession of its leased space, but is not yet in occupancy.

Loan No. 29 – Port Gardner Building - The Largest Tenant, Funko (85,823 sq. ft.), representing 87.0% of Net Rentable Area, is not yet paying rent on 1,721 sq. ft. of its space (“Expansion Space”). Funko has been in occupancy of the Expansion Space since July 1, 2017 and commencement of rent is anticipated to be on January 1, 2018. No upfront escrows were collected for this Expansion Space.

(27)	Loan No. 7 – Costco JFK - The borrowers, 605 Rockaway PJB LLC, 605 Rockaway 109 LLC and 605 Rockaway Summer LLC are structured as tenants-in-common, each of which is a Delaware limited liability company structured to be bankruptcy-remote, with one independent director in its organizational structure. The non-recourse carveout guarantor is Gary Barnett.

Loan No. 55 – East Towne Plaza – The borrowers, New Coinjock East Towne, LC, a Virginia limited liability company, and BL-East Towne, LLC, a Delaware limited liability company are structured as tenants-in-common. Both companies are structured to be bankruptcy-remote, each with one independent director in its organizational structure. The sponsor of the borrowers and non-recourse carveout guarantor is William B. Yeoman.

(28)	All upfront reserve balances reflect the upfront reserve amount at loan origination. The current balance may be less than the amount shown.

(29)	All ongoing reserve balances reflect the ongoing reserve amount at loan origination. The current balance may be greater than or less than the amount shown. Monthly reserves required to be deposited in such accounts may be capped pursuant to the related mortgage loan documents.

(30)	Loan No. 1 – Headquarters Plaza – The borrower is required to deposit (or post a letter of credit) equal to 115% of any future PIP requirement to the extent that the required amount is not available in the Hyatt FF&E account, which is held separately by Hyatt Corporation.

Loan No. 23 – Salt Lake City Hotel Portfolio – At origination, the borrower deposited $500,000 into a PIP reserve for the PIP work completion, and is required to deposit an additional $350,000 on the date which is the later of (i) December 20, 2019 and (ii) 12-months prior to the extended PIP work deadline, if the applicable franchisor extends the PIP work deadline under the Salt Lake City Hotel Portfolio loan documents.

Loan No. 23 – Colorado Center – The borrowers are permitted to deliver a guaranty from BPLP in lieu of making required monthly payments to any reserve accounts in the amount required to have on deposit for such purpose, which amount will be reduced as the borrower expends funds for the purposes which such funds would have otherwise been deposited in the reserve account (other than with respect to the initial reserves in respect of tenant improvement and leasing commissions costs and for existing gap rent and free rent obligations at origination, which in no event may be replaced by a Guaranty from BPLP). Notwithstanding the foregoing, the aggregate amount of any Guaranty from BPLP (and the face amount of any letter of credit obtained by BPLP and delivered on behalf of the borrower) may not at any time exceed 10.0% of the outstanding principal balance of the Colorado Center Whole Loan.

(31)	Loan No. 4 – Homewood Suites Savannah - The borrower is required to deposit an amount equal to the greater of (a) (i) 2.0% of projected rents for the property for the prior month for the payment dates occurring in September 2017 through August 2019, (ii) 3.0% of rents for the prior month for the payment dates occurring in September 2019 through August 2020 and 4.0% of rents for the prior month thereafter, (b) the amount due under the management agreement and (c) the amount due under the franchise agreement for FF&E Work.

Loan No. 6 – Lightstone Portfolio – The borrower is required to deposit the greater of (i) (a) 1.0% of the total revenues from the first payment date through August 6, 2018, (b) 2.0% from September 6, 2018 through August 6, 2019, (c) 4.0% thereafter, (ii) the amount due under the management agreement and (iii) the amount due under the franchise agreement for FF&E work.

Loan No. 8 – Capitol Center – The borrower is required to make monthly deposits into the TI/LC reserve, subject to a Cap of $1,200,000, in an amount equal to (i) $29,167 through October 6, 2020, (ii) $58,333 from November 6, 2020 through October 6, 2023 and (iii) $29,167 from and after November 6, 2023.

Loan No. 9 – Hotel Mela Times Square – The borrowers are required to deposit an amount equal to the greater of (i) the FF&E Reserve Payment (as defined below) and (ii) the amount then required by the franchise agreement. FF&E Reserve Payment” means an amount equal to (x) provided (A) the property manager, Highgate Hotel, L.P., reserves funds for FF&E required to be made to the property consistent with the requirements set forth in the management agreement (which amounts shall not exceed 1/12th of 2.0% of the (a) the annual gross revenues for the hotel related operations at the Mortgaged Property for the immediately preceding calendar year as reasonably determined by the lender and (b) the projected annual gross revenues for the hotel related operations at the property for the calendar year in which such Monthly Payment Date occurs as set forth in the Approved Annual Budget), (B) the amounts described in clause (A) are held and disbursed in an account that is the subject of a control agreement that provides lender with a perfected security interest in such account and that said control agreement remains in full force and effect, (C) the borrower provides to the lender evidence that sums for FF&E required to be made to the property are being reserved pursuant to the property management agreement and that such reserved sums are being disbursed and expended at the property, in each case, in a manner consistent with the requirements set forth in the property management agreement, (D) neither the borrowers nor Highgate Hotels, L.P. is in default under the property management agreement and the property management agreement otherwise continues to be in full force and effect and (E) neither the borrower nor Highgate Hotels, L.P., is subject to any bankruptcy action, an amount equal to 1/12th of 4.0% of the FF&E Payment Determination amount less the amount required to be reserved pursuant to the property management agreement or (y) if any of the conditions set forth in clauses (A) through (E) above are not satisfied, 1/12th of 4.0% of the FF&E Payment Determination Amount. The monthly FF&E payment was initially estimated to be $30,670, assuming the conditions set forth in clauses (A) through (E) are satisfied, otherwise $61,399.

Loan No. 12 – Salt Lake City Hotel Portfolio – The borrower is required to deposit on each due date an amount equal to the greater of (x) the amount required under the franchise agreement and (y) (A) during the first twenty-four months of the term of the Salt Lake City Hotel Portfolio Loan, an amount equal to 1/12 of 2.0% of the greater of (a) the annual gross revenues for the hotel related operations at the Mortgaged Property for the immediately preceding calendar year as reasonably determined by the lender, and (b) the projected annual gross revenues for the hotel related operations at the Salt Lake City Hotel Portfolio Property for the calendar year in which such due date occurs as set forth in the approved annual budget, and (B) during the remainder of the term of the Salt Lake City Hotel Portfolio Loan thereafter, an amount equal to 1/12 of 4.0% of the greater of (a) the annual gross revenues for the hotel related operations at the property for the immediately preceding calendar year as reasonably determined by the lender, and (b) the projected annual gross revenues for the hotel related operations at the Salt Lake City Hotel Portfolio Property for the calendar year in which such due date occurs as set forth in the approved annual budget (or, if there is no approved annual budget, in the lender’s reasonable discretion).

Loan No. 41 – Hampton Inn Hilton Head – Commencing August 6, 2019, the borrower is required to deposit on each due date the greatest of (i) (x) from August 6, 2019 through July 6, 2021 2.0% of the projected rents, and (y) from August 6, 2021 through July 6, 2022, 3.0% of the projected rents, (ii) the amount due under the management agreement and (iii) the amount due under the franchise agreement for FF&E work.

Loan No. 44 – Intech Ten - The borrower is required to deposit $10,416.67 into the TI/LC reserve from the first payment date through September 6, 2020, (b) $22,083 from October 6, 2020 through September, 6, 2024 and (c) $10,417 from October 6, 2024 through the end of the Intech Ten Mortgage Loan term.

(32)	With respect to the Mortgage Loans identified below, the lender is insured under an environmental insurance policy obtained (i) in lieu of obtaining a Phase II Environmental Site Assessment, (ii) in lieu of providing an indemnity or guaranty from a sponsor or (iii) to address environmental conditions or concerns. For additional information, see “Risk Factors—Risks Related to the Mortgage Loans—Adverse Environmental Conditions at or Near Mortgaged Properties May Result in Losses” in this preliminary prospectus.

		Mortgage	% of Initial	Maximum
Loan		Loan Cut-off	Outstanding	Policy	Premium	Expiration
No.	Mortgage Loan	Date Balance	Pool Balance	Amount	Paid in Full	Date

2	U-Haul SAC Portfolio 14, 15, 17(1)	$13,367,189(1)	5.6%	$3,000,000	Yes	8/9/2027

3	Burbank Office Portfolio	$50,000,000	4.7%	$5,000,000	Yes	11/20/2019

13	IRG Portfolio(3)	$27,401,208	2.6%	$15,000,000	Yes	7/21/2030

14	Station Place III(2)	$26,000,000	2.4%	$10,000,000	Yes	6/1/2019

23	Colorado Center	$20,000,000	1.9%	$40,000,000	Yes	9/15/2018

(1)	Represents the U-Haul of Medford and U-Haul Center Rockville Mortgaged Properties.
(2)	The Station Place III loan documents require that the borrower maintain environmental liability coverage on a dedicated or blanket policy naming the related lender as an additional insured, with, among other requirements, a $2,000,000 limit related to the property or provide an environmental indemnity from an acceptable guarantor.
(3)	Represents the HBP Euclid, LMA Massillon & Building E, and LMA Building Mortgaged Properties.

(33)	Loan No. 43 – Collierville Portfolio – The property located adjacent to the 435 Washington Mortgaged Property is a solid hazardous waste site and the source of a groundwater contaminant release impacting the Mortgaged Property. The related environmental consultant observed several groundwater monitoring wells at the Mortgaged Property and reported that the regulatory status of the release is not known. The environmental consultant considers the adjacent property to be a REC. A Phase II environmental assessment found no evidence of contamination above regulatory levels. The environmental consultant recommended that the borrower continue monitoring the release and allow access for future on-site sampling.

(34)	Loan No. 5 – Troy Officentre Portfolio – The borrower acquired the Troy Officentre Portfolio Properties in an all cash transaction on June 8, 2017 for $55.0 million. The Troy Officentre Portfolio Loan was originated on September 14, 2017. The Troy Officentre Portfolio Properties were 73.0% occupied on June 8, 2017 upon the acquisition by the sponsor. Subsequent to the acquisition, but prior to the origination of the Troy Officentre Portfolio Loan, the borrower was able to execute five new leases and sign three lease renewals. The five new leases signed increased the gross rent at the Troy Officentre Portfolio Properties by $733,567. For purposes of sources and uses presented in the table above, proceeds of the Troy Officentre Portfolio Loan are being presented for the use of acquiring the Troy Officentre Portfolio Properties.

(35)	Loan No. 3 – Burbank Office Portfolio - there is no separate environmental indemnitor for the mortgage loan, other than the related borrower.
Loan No. 10 – Tustin Centre I & II - there is no Carveout Guarantor for the mortgage loan. In addition, the borrower (and its sole member, which has no assets other than its interest in the borrower) are the sole parties liable for breaches or violations of the nonrecourse carveout provisions in the loan documents and the environmental indemnity.

Loan No. 14 - Station Place III - there is no Carveout Guarantor for the mortgage loan and the borrower is the sole party liable for breaches or violations of the nonrecourse carveout provisions in the loan documents and the environmental indemnity. In addition, the borrower has provided an environmental insurance policy.

Loan No. 23 –Colorado Center - there is no Carveout Guarantor for the mortgage loan and the borrower is the sole party liable for breaches or violations of the nonrecourse carveout provisions in the loan documents and the environmental indemnity. In addition, the borrower has provided an environmental insurance policy.

Loan No. 42 – Pacific Woods Apartments - there is no Carveout Guarantor for the mortgage loan and the borrower is the sole party liable for breaches or violations of the nonrecourse carveout provisions in the loan documents and the environmental indemnity. The borrower sponsor, Randall R. McCardle has signed an environmental indemnity agreement.

(36)	Summary of Existing Pari Passu Debt

			Pari Passu
			Companion		Whole	Whole Loan	Whole Loan Cut-
Loan		Mortgage Loan Cut-	Loan Cut-off	Whole Loan Cut-	Loan U/W	Cut-off Date	off Date U/W NOI
No.	Mortgage Loan	off Date Balance	Date Balance	off Date Balance	NCF DSCR	LTV Ratio	Debt Yield
1	Headquarters Plaza	$75,000,000	$75,000,000	$150,000,000	2.29x	62.8%	11.6%
2	U-Haul SAC Portfolios 14, 15, 17	$59,762,173	$68,726,499	$128,488,672	1.63x	60.4%	10.2%
3	Burbank Office Portfolio(1)	$50,000,000	$329,000,000	$379,000,000	4.64x	36.5%	18.1%
6	Lightstone Portfolio	$40,000,000	$25,000,000	$65,000,000	2.13x	61.6%	14.8%
13	IRG Portfolio	$27,401,208	$44,838,341	$72,239,549	1.46x	68.8%	11.1%
14	Station Place III	$26,000,000	$164,000,000	$190,000,000	3.00x	47.6%	11.9%
15	Moffett Place Building 4	$25,250,000	$101,750,000	$127,000,000	2.29x	41.0%	12.2%
16	Corporate Woods Portfolio	$24,936,520	$195,751,684	$220,688,204	1.48x	73.8%	10.2%
18	Integrated Health Campus	$22,000,000	$31,000,000	$53,000,000	1.35x	64.8%	9.1%
23	Colorado Center(2)	$20,000,000	$278,000,000	$298,000,000	4.83x	24.6%	18.6%
27	Gurnee Mills	$14,722,913	$255,197,161	$269,920,074	1.55x	64.7%	9.6%
32	Cleveland East	$12,000,000	$30,000,000	$42,000,000	1.55x	70.0%	11.6%
37	Covance Business Center	$9,985,735	$15,163,338	$25,149,072	1.56x	72.9%	10.0%

(1)     The Whole Loan Cut-off Date Balance, Whole Loan U/W NCF DSCR, Whole Loan Cut-off Date LTV Ratio, and Whole Loan U/W NOI DSCR excludes two subordinate companion notes in the aggregate original principal amount of approximately $281.0 million.

(2)     The Whole Loan Cut-off Date Balance, Whole Loan U/W NCF DSCR, Whole Loan Cut-off Date LTV Ratio, and Whole Loan U/W NOI DSCR excludes three subordinate companion notes in the aggregate original principal amount of approximately $252.0 million.

(37)	Summary of Existing Mezzanine Debt

								Total	Total
		Mortgage	% of Initial		Annual	Mezzanine		Debt Cut-	Debt	Total
		Loan Cut-off	Outstanding	Mezzanine	Interest Rate	Loan		off Date	U/W	Debt U/W
Loan		Date	Pool	Debt Cut-off	on Mezzanine	Maturity	Intercreditor	LTV	NCF	NOI Debt
No.	Mortgage Loan	Balance	Balance	Date Balance	Loan	Date	Agreement	Ratio(1)	DSCR(1)	Yield(1)

15	Moffett Place Building 4	$25,250,000	2.4%	$98,000,000	5.6500%	8/6/2027	Yes	72.7%	1.16x	6.9%

(1) With respect to the Moffett Place Building 4 Mortgage Loan, the Whole Loan Cut-off Date LTV Ratio has been calculated based on the “As Stabilized” appraised value. See “Description of the Mortgage Pool—Appraised Value” in the Preliminary Prospectus. The Total Debt U/W NCF DSCR is calculated based on the annual debt service equal to the aggregate of the first 12 payments on the respective mortgage loan, the related pari passu companion loans and mezzanine loan commencing September 2022 as set forth in the respective non-standard amortization schedule set forth in Annex F to the Preliminary Prospectus.

(38)	Summary of Future Mezzanine Debt

		Mortgage Loan	% of Initial	Intercreditor	Combined		Combined
		Cut-off Date	Outstanding	Agreement	Minimum	Combined	Minimum Debt
Loan No.	Mortgage Loan	Balance	Pool Balance	Required	DSCR	Maximum LTV	Yield

11	One Imeson	$27,966,261	2.6%	Yes	1.50x	70.0%	N/A
14	Station Place III	$26,000,000	2.4%	Yes	2.79x	47.6%	N/A
31	Palma Sola Square & DeSoto Plaza	$12,395,004	1.2%	Yes	1.30x	71.4%	8.5%